                                      BNY
                                   HAMILTON
                                     [LOGO]


                              SEMI-ANNUAL REPORT

LARGE CAP GROWTH
FUND

SMALL CAP GROWTH
FUND

INTERNATIONAL                   JUNE 30, 2000
EQUITY FUND

EQUITY INCOME FUND

LARGE CAP VALUE
FUND

S&P 500 INDEX FUND

INTERMEDIATE
GOVERNMENT FUND

INTERMEDIATE
INVESTMENT
GRADE FUND

U.S. BOND MARKET
INDEX FUND

INTERMEDIATE
TAX-EXEMPT FUND

INTERMEDIATE
NEW YORK                              BNY
TAX-EXEMPT FUND
                                   HAMILTON
MONEY FUND
                                     FUNDS
TREASURY
MONEY FUND               INVEST WITH A TRUSTED LEADER

                  BNY

               HAMILTON

                 FUNDS

     INVEST WITH A TRUSTED LEADER

CHAIRMAN'S LETTER

Dear Shareholder:

Thank you for investing with BNY Hamilton Funds. We are pleased to provide you with the Semi-Annual Report for the Funds for the six-month period ended
June 30, 2000.

In a challenging environment for fund managers and investors, The BNY Hamilton Funds continued to enjoy significant growth and provide competitive performance for our investors. During the first half of the year, total assets invested in the Funds grew from $6.98 billion to $8.39 billion, an increase of more than 20%.

During this period, we expanded our fund offerings by launching six new portfolios, including the BNY Large Cap Value Fund and our first passively managed portfolios--the BNY Hamilton S&P 500 Index and the U.S. Bond Market Index Funds. We also introduced three BNY Hamilton CRT Funds, designed specifically for the investment needs of Charitable Remainder Trusts.

Of the ten BNY Hamilton Fund portfolios that were in existence at the start of this year, nine produced positive total returns for investors through June 30th, with only the BNY Hamilton International Equity Fund showing a negative return. Over this six-month period the BNY Hamilton Large Cap Growth, Small Cap Growth and Equity Income Funds all outperformed the averages for their peer group index as determined by Lipper Analytical Services, an independent mutual fund rating service.

The tax-exempt and taxable fixed income portfolios in the BNY Hamilton Funds, which maintained their emphasis on high-quality holdings and conservative maturities, performed competitively for the period. The BNY Hamilton Money Fund and Treasury Money Fund also continued to provide attractive yields while adhering to their strict quality standards.

The guiding philosophy behind the performance and ongoing management of all the Funds is a disciplined long-term approach to investing that seeks to identify the best investment opportunities, regardless of market conditions. Complete details about BNY Hamilton Funds performance and a discussion of the investment environment can be found in the pages that follow. You will want to read this Semi-Annual Report carefully and retain it for your records.

At the BNY Hamilton Funds, we understand and appreciate the importance of your investment. Given the volatility in the world's financial markets, we continue to believe that a disciplined, well-considered investment plan is more important than ever. With a broad range of well-diversified portfolios, each managed with a consistent investment approach, the Funds are designed to provide you with sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you have placed in us.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

The economy roared into 2000 with a full head of steam. Booming capital spending for high-tech equipment was the primary driver of the economy's strong forward momentum, but consumers spent freely as well, particularly during the first quarter. Real GDP expanded at a well above-trend annualized rate of better than 5.0% through the first half, continuing to surprise most forecasters. On the positive side, corporate profits continued to surge, reaching new record levels. On the negative side, energy prices also surged as OPEC demonstrated that it could still flex its muscles. With the unemployment rate hovering near 4.0%, the creation of more than one million new jobs during the first six months of this year increased the strains in the labor market, and hints of rising wage pressures began to emerge. Observing these developments, the Federal Reserve continued to tighten monetary policy, raising short term interest rates by a total of 100 basis points on top of the increase of 75 basis points during the second half of last year.

How did the financial markets react to these developments? In the end, stock and bond prices generally closed at price levels not far from where they began the year. Bonds outperformed stocks based on the higher income streams they provided. The Lehman Brothers Aggregate Bond Index of taxable investment grade bonds provided a total return of 3.98% for the first half of the year. The return provided by the S&P 500 was -0.42% over the same period. While these returns might suggest that the first half was a fairly quiet period for the markets, the reality was altogether different, particularly for stocks.

Stock market volatility soared to extreme levels as leadership rotated between "old economy" and "new economy" issues. Building on its extraordinary gains during the second half of 1999, the technology-heavy NASDAQ Composite, which serves as a good proxy for the "new economy," climbed by a further 20%+ to above the 5000 level by mid-March, then plunged by 37% to near 3000 in late May before rallying late in the second quarter to record a total return of -2.54% for the half. The Dow Industrials, which is viewed as a proxy for the "old economy," declined by more than 15% from its early January high above 11700 to its early March low below 9800 before recovering somewhat to post a first half total return of -8.44%, the poorest performance of the major indices. In international equity markets, second quarter weakness more than offset modest first quarter gains for the MSCI-EAFE (Morgan Stanley Capital International--Europe, Australasia and Far East) Index, which provided a first half total return of -3.95%. Weakness in the Japanese market and strength in the U.S. dollar relative to both the yen and the euro were the primary factors weighing on the returns provided by non-U.S. stocks.

The key underpinning to the recovery in U.S. stocks late in the first half was increasing evidence that the pace of economic activity was, in fact, beginning to decelerate in reaction to the Fed's series of interest rate hikes. Concerns that the Fed might be forced to raise interest rates more aggressively to keep inflation in check, potentially putting the continuing expansion in the economy at risk, dissipated as retail sales, housing starts and auto sales all showed signs of softness. As the first half came to a close, stock market investors' concerns were shifting from fears that rising inflationary pressures would put downward pressure on P/E ratios toward anxieties that slowing economic activity would put downward pressure on corporate profits.

Bond market investors viewed these same developments in a much more favorable light as slower economic activity suggested reduced risks on the inflation front. In contrast to earlier periods of Fed tightenings, bond prices held up surprisingly well during the first half. In part this reflected investors' confidence that the Fed would take whatever measures were necessary to keep inflation in check; it also reflected the fact that bond prices had traded down sharply in 1999 in advance of the Fed's actions this year. While the target federal funds rate rose from 5.75% to 6.50% during the first half, the 10-year Treasury Note yield declined from 6.61% to 6.18% over this same period as the Treasury yield curve inverted. Benefiting from the Treasury's use of the federal budget surplus to reduce the outstanding supply of government securities, the Treasury sector was the best performing sector of the bond market in the first half. In the broader fixed income market, credit spreads widened and the yield curves for corporate and municipal issues remained positively sloped.

The hallmark of the current record-long expansion in the U.S. economy has been a remarkable combination of above-trend growth and below-trend inflation. From time to time, as was the case earlier this year, investors' confidence in the sustainability of this combination is tested by a new development that threatens to undermine the equilibrium in the economic fundamentals and bring back the boom/bust business cycle of prior years. We remain alert to the potential for conditions to change in this way, but, as has been our view for some time, our judgment is that the economy remains firmly on a non-inflationary growth course. Keen global competition and strong productivity gains are among the powerful trends we see helping to keep the economy on this course. As it has proved to be over the past several years, we believe that this set of economic fundamentals will provide a continued supportive backdrop for the financial markets through the balance of this year and well into 2001.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1
BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        26
  Statement of Assets and Liabilities.................................        29
  Statement of Operations.............................................        29
  Statements of Changes in Net Assets.................................        30
  Financial Highlights................................................        31
BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        33
  Statement of Assets and Liabilities.................................        37
  Statement of Operations.............................................        37
  Statements of Changes in Net Assets.................................        38
  Financial Highlights................................................        39
BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        41
  Industry Diversification............................................        46
  Statement of Assets and Liabilities.................................        48
  Statement of Operations.............................................        48
  Statements of Changes in Net Assets.................................        49
  Financial Highlights................................................        50
BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        52
  Statement of Assets and Liabilities.................................        56
  Statement of Operations.............................................        56
  Statements of Changes in Net Assets.................................        57
  Financial Highlights................................................        58
BNY HAMILTON LARGE CAP VALUE FUND
  Schedule of Investments.............................................        60
  Statement of Assets and Liabilities.................................        62
  Statement of Operations.............................................        62
  Statements of Changes in Net Assets.................................        63
  Financial Highlights................................................        64
BNY HAMILTON S&P 500 INDEX FUND
  Schedule of Investments.............................................        65
  Statement of Assets and Liabilities.................................        75
  Statement of Operations.............................................        75
  Statements of Changes in Net Assets.................................        76
  Financial Highlights................................................        77
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        78
  Statement of Assets and Liabilities.................................        82
  Statement of Operations.............................................        82
  Statements of Changes in Net Assets.................................        83
  Financial Highlights................................................        84
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................   PAGE 86
  Statement of Assets and Liabilities.................................        91
  Statement of Operations.............................................        91
  Statements of Changes in Net Assets.................................        92
  Financial Highlights................................................        93
BNY HAMILTON U.S. BOND MARKET INDEX FUND
  Schedule of Investments.............................................        95
  Statement of Assets and Liabilities.................................        98
  Statement of Operations.............................................        98
  Statements of Changes in Net Assets.................................        99
  Financial Highlights................................................       100
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................       101
  Diversification by State............................................       111
  Statement of Assets and Liabilities.................................       112
  Statement of Operations.............................................       112
  Statements of Changes in Net Assets.................................       113
  Financial Highlights................................................       114
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................       116
  Statement of Assets and Liabilities.................................       122
  Statement of Operations.............................................       122
  Statements of Changes in Net Assets.................................       123
  Financial Highlights................................................       124
BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................       126
  Statement of Assets and Liabilities.................................       136
  Statement of Operations.............................................       136
  Statements of Changes in Net Assets.................................       137
  Financial Highlights................................................       138
BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       141
  Statement of Assets and Liabilities.................................       143
  Statement of Operations.............................................       143
  Statements of Changes in Net Assets.................................       144
  Financial Highlights................................................       145
NOTES TO FINANCIAL STATEMENTS.........................................       148
REPORT OF INDEPENDENT AUDITORS........................................
DIRECTORS AND OFFICERS................................................       156

BNY HAMILTON LARGE CAP GROWTH FUND

AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING THE FIRST HALF OF 2000?

A. The economy continued to grow at a rapid pace during the first six months of 2000, prompting the Federal Reserve to raise interest rates three times--twice during the first quarter and once during the second. The rate hikes, which totaled 1%, led to heightened market volatility throughout the period. During the first quarter, investors continued to favor large company stocks that produced strong earnings and revenue growth. This helped the S&P 500 Index to produce solid gains for the first three months of 2000. The picture changed significantly in April as technology and other stocks that had soared to excessive levels during the market's winter run-up experienced significant fallout. Investor confidence returned in June, when some economic indicators began to show that the U.S. economy was beginning to slow. As a result, large company growth stocks rebounded somewhat in price, although not enough to return the S&P 500 Index to positive territory for the first half of the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund closed the first half of 2000 with performance well above its peer group and significantly ahead of its benchmarks. With a total return of 12.17% for Institutional Class Shares and 12.07% for Investor
   Class Shares(1) for the six month period ended June 30, 2000, the Fund compared very favorably with the Lipper Growth and Income Fund Index(2), which returned -0.87%, and the S&P 500-Registered Trademark- Index(3), which posted a return of -0.42% for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Stock selection was a major contributor to the Fund's performance, particularly as the markets encountered significant volatility through the second quarter of the year. Nine of the Fund's ten largest holdings outperformed the S&P 500 Index during the first half of this year. The Fund's technology exposure, which was focused in computer software and systems, semiconductors and telecommunications equipment, avoided most of the Internet disasters of the second quarter. Our exposure to health care, energy and financial sector investments also boosted Fund performance significantly.

Q. WHICH STOCKS PERFORMED PARTICULARLY WELL?

A. Four of the Fund's ten largest holdings had returns in excess of 40% for the period. These included Corning, Enron, EMC and Intel. Corning is on the cutting edge of research and development in fiber optic cable, providing part of the broadband pipeline to the Internet and telecom providers. Enron, which many investors still regard as a natural gas company, is building a global broadband network using its existing interstate gas pipeline as a platform for carrying high speed data. EMC, which is a leading maker of memory storage and retrieval systems for large mainframe computers, expanded its capabilities with a line of innovative products to support Internet-based storage networks. As the demand for high-speed voice and data networks continues to expand, so should the prospects for each of these companies.

   Following lackluster performance last year, several other holdings in the Fund performed strongly in the first half of this year, including Pfizer, Schlumberger, BestFoods and Disney, each of which contributed returns in excess of 30%.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. After several interest rate increases, we believe the economy has begun to slow to a more moderate and sustainable growth rate. We expect inflation to increase somewhat, but to remain under control. Corporate profits should continue to grow at a healthy pace across a broad array of industries.

   High volatility in the market is likely to continue and returns for 2000 may not be as robust as in recent years. However, we believe that careful stock selection with a focus on companies with sustainable growth prospects should contribute to favorable relative performance. We remain confident that our style of investing will continue to provide superior returns over the long term.


                                                                                           TRAILING      TRAILING       SINCE
                                   CURRENT          TRAILING       YEAR      TRAILING      3 YEARS       5 YEARS      INCEPTION
PERIODS ENDED JUNE 30, 2000         MONTH           3 MONTHS      TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH
FUND (INSTITUTIONAL SHARES)              6.72%            1.73%   12.17%      33.00%        27.63%(4)     28.43%(4)     18.98%(4)
LIPPER GROWTH AND INCOME FUND
INDEX                                   -0.38%           -2.51%   -0.87%      -0.63%        11.29%        16.73%        14.16%
S&P 500 INDEX                            2.47%           -2.66%   -0.42%       7.25%        19.66%        23.80%        17.80%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual total return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON SMALL CAP GROWTH FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL CAP STOCKS IN THE FIRST SIX MONTHS OF 2000?

A. Structurally, the first half of 2000 was very similar to the first half of 1999. During the first quarter, stronger than expected fundamentals set the stage for continued out-performance by growth-oriented small cap stocks, as investors showed a willingness to buy companies able to generate steady top line and earnings growth. Investors flip-flopped in the second quarter of this year, just as they did in 1999. This time, however, inflationary concerns consumed the market as the Federal Reserve implemented a series of interest rate hikes. Although the company specific fundamentals that delivered such good news in the first quarter still seemed to be intact, most market indexes were off in April and May as investors worried that the dramatic credit tightening would stall the economic expansion. During this period of increasing volatility, the market broadened away from growth-oriented issues, especially small cap stocks. By the end of the second quarter, these issues rallied again, as investors began to gain confidence that the Federal Reserve was near the end of its tightening cycle.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed well against this backdrop, returning 8.60% for Institutional Class Shares and 8.60% for Investors Class Shares(1) for the six month period ended June 30, 2000. In comparison, the Russell 2000 Index(2) and the Lipper Small-Cap Fund Index(3) returned 3.03% and 4.58%, respectively, for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG OUTPERFORMANCE?

A. While volatility is an unsettling part of investing, we continue to take steps to mitigate its impact on overall Fund performance. The Fund's bottom-up stock selection strategy focuses on small companies that are growing faster than their peers and whose long-term growth rate we believe is underestimated. This emphasis on what we call "mini-gorillas"--companies that are best-in-their-niche and offer predictable, sustainable earnings growth--helped us to identify attractive portfolio holdings with good appreciation potential, despite the shift in sentiment from growth to value, and then back to growth. It also helped us to outperform our peer group.

   The Fund continued to emphasize the technology, consumer, and healthcare sectors, because we believe these areas exhibit the best secular relative earnings strength. We maintained our overweighting in the energy sector during the period, as recent quarterly earnings reports indicate a cyclical recovery is in place for at least the next two years.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING SECTORS DURING THE PERIOD?

A. The healthcare, energy, and technology sectors enjoyed the best relative earnings strength during the first six months of the year. In healthcare, our focus on biotechnology companies with new product cycles and proven distribution capabilities paid off as many of these stocks posted triple digit returns in the first half of 2000. As deregulation continued in the energy sector, our exposure to North American natural gas plays also proved beneficial. Finally, our technology picks remained focused on communications-oriented companies and other companies that provide the essential infrastructure needed to thrive in this increasingly digital-wireless-data environment.

Q. WHAT DO YOU FORESEE FOR THE REST OF THE YEAR?

A. Looking ahead, we continue to see enormous opportunity in the small cap market. The transition to a digital-wireless-data world is still in its infancy and investors are only just beginning to recognize the power of this trend. However, as businesses adapt to new best practices by deploying the technological infrastructure our small cap firms provide, the transition will not always be smooth. The stock market environment during the first half of 2000 demonstrated that as this transformation in the economy unfolds, it will bring both opportunity and risk. We have long anticipated this fact and have gradually increased the number of holdings in the Fund's portfolio. In 1997, the Fund held 40-45 issues; today there are 110. By increasing our diversification, we believe we are well positioned to minimize volatility in the Fund and to take advantage of the opportunities we see for well-positioned companies in a digital-wireless-data world.


                                                                                    TRAILING      TRAILING       SINCE
                                CURRENT      TRAILING       YEAR      TRAILING      3 YEARS       5 YEARS      INCEPTION
PERIODS ENDED JUNE 30, 2000      MONTH       3 MONTHS      TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
FUND (INSTITUTIONAL SHARES)     19.98%            -4.48%    8.60%      80.44%        34.23%(4)     30.23%(4)     23.88%(4)
LIPPER SMALL CAP FUND INDEX     12.97%            -5.95%    4.58%      35.27%        16.78%        17.10%        18.20%
RUSSELL 2000                     8.72%            -3.78%    3.03%      14.33%        10.57%        14.26%        13.61%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) The Russell 2000 Index is considered representative of the broad U.S. market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON INTERNATIONAL EQUITY FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS DURING THE FIRST HALF OF 2000?

A. During the first six months of the year, international stock markets mirrored the general performance of the U.S. markets. After a strong beginning to the year, when growth stocks staged a powerful rally, markets corrected sharply in March and April, as concerns about rising interest rates and inflation in the U.S. fueled significant market volatility and sparked a powerful technology stock sell-off worldwide. Against this backdrop, economic growth in Europe strengthened during this period, despite weakness in the euro and a series of interest rate hikes imposed by the European Central Bank, which sought to contain inflation below 2%-the European Union's self-imposed limit. Corporate restructuring and merger and acquisition activity continued at a record-breaking pace, which should improve the outlook for corporate profits and provide positive news for European markets going forward.

   Despite many signs of improvement, the long-awaited economic upturn in Japan failed to take a firm hold during the first half of 2000. A growing budget deficit and a lackluster economy held back most equities, as investors shied away from technology stocks on fears that valuations were too high and profit expectations would not be met. Elsewhere in Asia and in Latin America, markets fared better as economies improved and structural reforms were implemented.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the six-month period ended June 30, 2000, the Fund returned -12.43% for Institutional Class Shares and -12.51% for Investor Class Shares.(1) For the same period, the Lipper International Fund Index(2) returned -4.11%, and the MSCI EAFE Index(3) returned -3.95%.

Q. WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE DURING THE PERIOD?

A. The Fund's overweighting in the technology sector hampered performance during the first six months of the year, as telecommunications and Internet companies fell sharply out of favor in markets around the world. The Fund's overweighting in Japan also hurt its performance relative to its benchmark. After last year's strong gains, Japan experienced a dramatic sell-off in the technology sector. Weakness in the euro also put a drag on the Fund's results, lowering the performance of the Fund's European holdings in dollar terms.

   On a positive note, several of the Fund's holdings contributed favorably to performance during the period. French telecommunications equipment manufacturer Alcatel, the ninth largest holding in the Fund, was up 50.7% for the first half of the year. Nokia, the Finnish mobile handset manufacturer and the second largest holding in the Fund, continued to be a winner. The stock was up 18.8% for the period.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. We trimmed our weighting in Europe and Asia slightly during the first half of the year and increased the Fund's exposure to Japan. This was based on the attractive valuations and considerable long-term growth potential we believe is evident there. Capital spending, particularly for technology, and corporate profits are gaining strength, as deregulation and restructuring efforts have already yielded an increase in direct foreign investment.

   On a sector basis, the Fund continued to be overweighted in telecommunications services, underweighted in consumer goods, and neutral in the energy and financial services sectors.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Despite market volatility, we remain positive in our outlook and expect further economic recovery to boost international markets in the months ahead. European economic activity continues to accelerate through much of the region and inflation remains low. This should improve the outlook for corporate earnings growth, as should continued deregulation and corporate restructuring. However, the threat of continued volatility will necessitate careful monitoring of our positions in the months ahead.

   We remain optimistic about the long-term outlook for Japan. Rising employment, healthy consumer spending and further restructuring should lead to continued improvement in the Japanese market. However, we are increasingly concerned about the short-term outlook as the Bank of Japan becomes more inclined to move away from its zero interest rate policy. As a result, we are trimming our Japanese positions back to market weight for the immediate future. We intend to increase the Fund's weighting in Europe accordingly.

                                                                              TRAILING   TRAILING      TRAILING       SINCE
                                CURRENT     TRAILING            YEAR           12        3 YEARS       5 YEARS       INCEPTION
PERIODS ENDED JUNE 30, 2000     MONTH       3 MONTHS          TO DATE         MONTHS     ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON INTERNATIONAL
EQUITY FUND (INSTITUTIONAL
SHARES)                          2.92%            -7.79%           -12.43%    22.21%       12.74%          N/A         16.10%
LIPPER INTERNATIONAL FUND
INDEX                            4.63%            -4.70%            -4.11%    23.63%       11.91%        14.43%        16.09%
MSCI EAFE INDEX                  3.93%            -3.90%            -3.95%    17.46%       10.48%        11.63%        13.85%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

*    International investing involves increased risk and volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.

BNY HAMILTON EQUITY INCOME FUND

AN INTERVIEW WITH ROBERT KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR EQUITY INCOME FUNDS DURING THE FIRST HALF OF 2000?

A. After experiencing continued growth through much of the first quarter of 2000, uncertainty grabbed a foothold beginning in March and the markets reversed course through the second quarter. Stock prices experienced significant day-to-day volatility as different sectors of the market rotated quickly in and out of favor. Two factors in particular contributed to the sustained second quarter pullback among the major U.S. equity indexes-- further tightening of monetary policy by the Federal Reserve and the bursting of the speculative bubble in technology stocks, especially among Internet companies.

   Against this backdrop, we continued to focus on a mix of high-quality, dividend-paying large-cap stocks and income-producing securities of companies that have maintained sound fundamentals and solid growth.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed very well, returning 5.75% for Institutional Class Shares and 5.58% for Investor Class Shares(1) for the six-month period ended
   June 30, 2000. This placed the Fund significantly ahead of its benchmark, the Lipper Equity Income Fund Index(2), which returned -2.22%. The S&P 500 Index(3) returned -0.42% over the same period.

   The Fund also outperformed the S&P 500 Index on a yield basis, providing a yield of 1.7% after expenses, compared with 1.1% for the S&P 500.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A. The Fund's focus on high-quality, dividend-paying large-cap stocks helped boost performance during the first six months of the year. However, the biggest contributor to the Fund's success in this period were Real Estate Investment Trusts (REITs). After more than two years of underperformance, REITs produced attractive returns on the strength of solid fundamentals and relatively low valuations.

   Also helping the Fund's performance was our commitment to convertible securities, which helped to cushion the Fund during the market's volatile ups and downs. Convertibles allow us to participate in a company's upside and, at the same time, provide a degree of downside protection.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

A. Corning performed very well, up 107% since the start of the year. Corning is on the cutting edge of research and development in fiber optic cable, an essential component of the broadband pipeline to the Internet and telecom providers. Enron was another standout performer, up 55% for the period. Enron, a natural gas company, is well positioned to benefit from the ongoing deregulation of power markets in the U.S. and abroad. However, we believe that it is actually Enron's focus on building a global broadband network for high speed data by leveraging its existing interstate gas pipeline that ultimately will boost the company's long-term growth potential. Other stocks that contributed to the Fund's performance were Intel, which gained 60%, and Merrill Lynch, up 41% for the period.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PAST SIX MONTHS?

A. During the first two quarters of the year, we boosted our exposure to utilities, financials, REITs and convertibles, trimming slightly the Fund's weighting in the more lackluster performing healthcare, consumer staples and service sectors. Although we consistently took profits in the technology sector during the first half of the year in order to maintain our risk/return profile, the Fund's technology weighting remained relatively steady at 16.71%, largely as a result of price appreciation.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Looking ahead, we expect market volatility to continue. While the outlook for interest rates remains unclear and the upcoming election in November adds another element of uncertainty, we nonetheless believe that the environment for equities remains largely favorable. We remain committed to our investment discipline--seeking out strong companies with solid long-term growth prospects. Meanwhile, the current environment gives us a great opportunity to add to some of our positions and to look for new income-producing securities, particularly REITs and convertibles, that can provide an added measure of income and stability to the Fund.


                                                                                           TRAILING      TRAILING       SINCE
                                   CURRENT          TRAILING       YEAR      TRAILING      3 YEARS       5 YEARS      INCEPTION
PERIODS ENDED JUNE 30, 2000         MONTH           3 MONTHS      TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON EQUITY INCOME
FUND (INSTITUTIONAL SHARES)              3.29%           -0.04%    5.75%      11.72%        14.68%(4)     18.13%(4)     14.98%(4)
LIPPER EQUITY INCOME FUND
INDEX                                   -2.15%           -1.43%   -2.22%      -6.57%         8.00%        14.04%        13.25%
S&P 500 INDEX                            2.47%           -2.66%   -0.42%       7.25%        19.66%        23.80%        19.96%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY HAMILTON LARGE CAP VALUE FUND

AN INTERVIEW WITH CHARLES FOLEY AND GEORGE BAKER, MANAGING DIRECTORS AND CO-
  PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP VALUE STOCKS DURING THE FIRST HALF OF 2000?

A. For the six month period ending June 30, 2000 the U.S. equity markets labored as monetary policy was tightened and liquidity was drained from the U.S. economy by the Federal Reserve. Volatility heightened, especially in the second quarter, as rising interests rates took their toll and investors became concerned about economic growth, inflation and historically high stock valuations. For the first half of 2000 the Russell 1000 Value Index fell 4.2%.

   During the period, market sentiment favored depressed large drug company and selected proven information technology issues, sensing less economic slowdown sensitivity in these industries. Oil field service stocks also did well as energy prices exceeded previously held consensus expectations.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Large Cap Value Fund, which was launched on April 28, 2000, returned -3.21% for Institutional Class Shares(1) for the two-month period ended June 30, 2000. For the same period, the Lipper Large Cap Value Fund Index(2) returned -1.99% and the S&P 500 Index(3) returned -0.36%.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Johnson & Johnson, for the reasons mentioned above, as well as PNC Financial and Costco Wholesale were strong performers for the Fund. PNC and Costco are responding to hopes of less restrictive monetary policy toward year end.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Finally, after six successive increases in the federal funds rate by the Federal Reserve, the U.S. economy appears to be responding with a slower growth rate. In our opinion, this development should be received positively. While selected companies will see their earnings potential diminished by slower economic growth, the likelihood that the Fed is close to finished raising rates for this cycle should be favorable news for equity investors.

   From a value-oriented perspective, we favor bank stocks and selected capital equipment stocks, such as Honeywell, United Technologies, and Dover Corporation.


                                   AGGREGATE                                                           TRAILING      TRAILING
                                   CUTOTAL          TRAILING           YEAR            TRAILING        3 YEARS       5 YEARS
PERIODS ENDED JUNE 30, 2000         RETURN          3 MONTHS         TO DATE          12 MONTHS       ANNUALIZED    ANNUALIZED
BNY HAMILTON LARGE CAP VALUE
FUND (INSTITUTIONAL SHARES)             -3.88%             N/A              N/A               N/A         N/A           N/A
LIPPER LARGE CAP VALUE FUND             -1.10%           -2.13%           -1.99%            -2.38%      12.06%        17.69%
S&P 500 INDEX                            2.47%           -2.66%           -0.42%             7.25%      19.66%        23.80%

FUND (INSTITUTIONAL SHARES)              -3.21%
LIPPER LARGE CAP VALUE FUND              -1.03%
S&P 500 INDEX                             0.36%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Inception date for this Fund was April 28, 2000.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.

BNY HAMILTON S&P 500 INDEX FUND

AN INTERVIEW WITH KURT ZYLA (VICE PRESIDENT) AND TRACY HEMMI (ASSISTANT VICE
  PRESIDENT), CO-PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING THE FIRST HALF OF 2000?
A. The economy continued to grow at a rapid pace during the first six months of 2000, prompting the Federal Reserve to raise interest rates three times--twice during the first quarter and once during the second. The rate hikes, which totaled 1%, led to heightened market volatility throughout the period. During the first quarter, investors continued to favor large company stocks that produced strong earnings and revenue growth. This helped the S&P 500 Index to produce solid gains for the first three months of 2000. The picture changed significantly in April as technology and other stocks that had soared to excessive levels during the market's winter run-up experienced significant fallout. Investor confidence returned in June, when some economic indicators began to show that the U.S. economy was beginning to slow. As a result, large company growth stocks rebounded somewhat in price, although not enough to return the S&P 500 Index to positive territory for the first half of the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?
A. The S&P 500 Index Fund is passively managed to track the risk and return characteristics of the S&P 500 Index. The Fund, which was launched on April 28, 2000, returned 0.41% for Institutional Class Shares(1) for the two-month period ended June 30, 2000, as compared to 0.36% for the S&P 500 Index(2) for the same period.

Q. WHAT IS YOUR STRATEGY GOING FORWARD?
A. We will continue to follow a passive strategy designed to match the investment composition and performance of the S&P 500 Index.


                                                                                           TRAILING      TRAILING     AGGREGATE
                                CURRENT      TRAILING           YEAR         TRAILING      3 YEARS       5 YEARS        TOTAL
PERIODS ENDED JUNE 30, 2000      MONTH       3 MONTHS         TO DATE        12 MONTHS    ANNUALIZED    ANNUALIZED      RETURN
BNY HAMILTON S&P 500 INDEX
FUND (INSTITUTIONAL SHARES)      2.57%              N/A              N/A        N/A           N/A           N/A          0.41%
LIPPER S&P 500 FUND INDEX3       2.43%            -2.74%           -0.60%      6.90%        19.34%        23.49%         0.30%
S&P 500 INDEX                    2.47%            -2.66%           -0.42%      7.25%        19.66%        23.80%         0.36%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Inception date for this Fund was April 28, 2000.
(2) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT BONDS DURING THE FIRST HALF OF 2000?

A. The first six months of the year proved challenging for fixed income investors. First, as a result of the growing U.S. budget surplus, the Treasury announced its plans both to reduce the amount of debt it will issue and to repurchase high-yielding, long-term term debt. With the Treasury focusing its attention on bonds with 10-30 year maturities, investors moved to buy long-term bonds ahead of a potential shortage, driving yields down. Then in February, March and May, the Federal Reserve voted to raise short-term interest rates as a result of mounting concern that above-trend growth in the U.S. economy might spark inflation and undermine long-term economic stability.

   The Federal Reserve's tightening of monetary policy, combined with Treasury buy-backs of long maturity bonds, caused a sharp inversion of the yield curve. As yields on two-year Treasurys moved significantly higher, yields on 30-year Treasury bonds decreased during the first half of the year. This inversion led to wider spreads between Treasury securities and mortgage and agency securities during the period. Agency debt underperformed relative to most investment-grade sectors as political pressures concerning the continuation of their government-sponsored status intensified.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund returned 3.14% for Institutional Class Shares and 3.01% for Investor Class Shares(1) for the six-month period ended June 30, 2000. In comparison, the Lipper Intermediate U.S. Government Fund Index(2) returned 3.54% and the Lehman Intermediate Government Index(3) returned 3.49% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund's exposure to mortgage and agency securities hindered performance, especially as spreads widened significantly relative to Treasury securities during the period. The Fund is designed to maintain a dollar-weighted average maturity of between three and ten years. As the yield curve inverted sharply from short maturities to long, the Fund's relative performance was hurt by its minimal exposure to longer maturity Treasury securities.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?

A. The Fund's composition remained fairly constant through the first half of the year. Mortgage securities, which provided high-quality yield for the portfolio, continued to comprise more than half the Fund's assets.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Recent economic data, including employment reports, suggest that the Federal Reserve's recent rate hikes are finally having an impact on the economy. While we expect the Federal Reserve may raise short-term rates by 25 basis points later this summer, especially if consumer demand does not slow, we believe that it is likely that the

   Fed is close to finished raising rates for this cycle. As a result, we anticipate some reversal of both the spread widening of mortgage and agency securities to Treasury securities and the sharp inversion of the yield curve.

   The Fund is well positioned to provide attractive returns should this interest rate and spread environment unfold in the second half. We continue to believe that the best opportunities in bond markets typically present themselves toward the end of Fed tightening cycles, and as such we will look for attractive opportunities in the months ahead.


                                                                              TRAILING      TRAILING       SINCE
                                CURRENT   TRAILING    YEAR      TRAILING      3 YEARS       5 YEARS      INCEPTION
PERIODS ENDED JUNE 30, 2000      MONTH    3 MONTHS   TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON INTERMEDIATE
GOVERNMENT FUND (INSTITUTIONAL
SHARES)                          2.12%     1.62%      3.14%       3.47%         5.04%(4)      5.12%(4)      4.88%(4)
LIPPER INTERMEDIATE US
GOVERNMENT INDEX                 1.92%     1.44%      3.54%       3.91%         5.27%         5.14%         5.38%
LEHMAN INTERMEDIATE GOVERNMENT
INDEX                            1.59%     1.82%      3.49%       4.49%         5.75%         5.82%         5.79%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

AN INTERVIEW WITH TERENCE MCCORMICK AND PAUL PERTUSI, VICE PRESIDENTS AND CO-
  PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE INTERMEDIATE INVESTMENT GRADE FUND DURING THE FIRST SIX MONTHS OF 2000?

A. The first six months of the year proved challenging for fixed income investors. The Federal Reserve raised its target for the federal funds rate from 5.5% to 6.5% during the first half of 2000, based on concern that above-trend growth in the U.S. economy could eventually pose a threat to long-term economic stability. Tighter monetary policy, coupled with a shrinking supply of long-term U.S. Treasury debt, caused the Treasury yield curve to invert. At the end of the first quarter, the 30-year bond yielded 65 basis points less than the two-year note. As a result, the Treasury market outpaced all other domestic fixed income sectors during the first half of the year.

   Heavy corporate issuance continued to be a factor in the pricing of corporate credit. Coupled with extreme uncertainty regarding future Federal Reserve action, this put pressure on spreads, especially in the first quarter, and resulted in a widening of 10-year swap spreads by 44 basis points. Meaningful spread improvement occurred during the second quarter as economic reports began to point to a cooling economy and the likelihood grew that the Federal Reserve might be nearing the end of its tightening cycle.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund provided a total return of 2.60% for Institutional Class Shares and 2.47% for Investor Class Shares(1) for the six-month period ended June 30, 2000. In comparison, the Lipper Intermediate Investment Grade Index(2) returned 3.30% and the Lehman Brothers Intermediate Government/Corporate Bond Index(3) returned 3.21% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The corporate market experienced three dramatic sell-offs during the first half. During these periods, we made opportunistic purchases in a number of corporate issues to take advantage of what we believed was a peaking in corporate spreads. Corporate bonds offered attractive relative value during the second quarter as uncertainty regarding future Federal Reserve actions weighed on the market. We purchased longer maturity Treasury securities and corporate issues as we perceived a flattening trend in both yield curves. Although longer maturity bonds may not appear attractive on a pure current yield basis, we believe they should offer investors positive total returns in the next 6-12 months.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. The Fund's Treasury, mortgage and asset backed positions all provided positive relative performance during the first half of the year. The Treasury market benefited from the Federal Reserve's tight monetary policy and Treasury buybacks, while mortgages and asset backed securities benefited from a stable rate environment.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. The Federal Reserve has tightened monetary policy by 175 basis points since June 30, 1999. It is our belief that the Fed is close to completing this tightening cycle, and evidence of a cooler economy should continue to emerge in the second half. The Treasury market should experience less volatility and will likely move sideways for the rest of the year. With the two-year Treasury Note closing the second quarter at 6.35%, we do not see much room for lower yields until the Federal Reserve moves into an easing cycle. We anticipate that spread sectors should offer higher relative returns as their substantial yield advantage over Treasurys will drive total return. Ten-year swap spreads began the year 79 basis points wider than comparable Treasurys and closed out the first half at 123 basis points. We believe this widening in yield spreads adequately compensates investors for the risks currently associated with the corporate market.


                                                                              TRAILING      TRAILING       SINCE
                                CURRENT   TRAILING    YEAR      TRAILING      3 YEARS       5 YEARS      INCEPTION
PERIODS ENDED JUNE 30, 2000      MONTH    3 MONTHS   TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON INTERMEDIATE
INVESTMENT GRADE FUND
(INSTITUTIONAL SHARES)           2.18%     1.55%      2.60%       3.00%         5.15%(4)      5.17%(4)      6.63%(4)
LIPPER INTERMEDIATE INVESTMENT
GRADE INDEX5                     2.12%     1.30%      3.30%       3.76%         5.25%         5.68%         7.18%
LEHMAN INTERMEDIATE
GOVERNMENT/CORPORATE INDEX       1.76%     1.69%      3.21%       4.21%         5.62%         5.81%         7.27%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(5)    Lipper Analytical Services began tracking this index on December 30,
       1988.

BNY HAMILTON U.S. BOND MARKET INDEX FUND

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR BONDS DURING THE FIRST SIX MONTHS OF 2000?

A. With the exception of the shortest maturities, interest rates generally declined across the entire Treasury yield curve during the first half of 2000. On May 16, the Federal Reserve raised the target federal funds rate by 50 basis points to 6.5%, bringing the total increase to one percent for the year. The Fed's action was based on concern that above-trend growth in the U.S. economy threatened to create inflationary imbalances that could undermine long-term economic stability. The Fed's tightening of monetary policy, combined with the Treasury buy-backs of long maturity bonds, caused a sharp inversion of the yield curve. As a result, yield spreads on corporate, mortgage and agency securities widened significantly relative to Treasury securities. Agency debt underperformed most investment-grade sectors as political pressures, which created doubt concerning the continuation of their government-sponsored status, intensified.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The U.S. Bond Market Index Fund is passively managed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund, which was launched on April 28, 2000, returned 1.68% for Institutional Class Shares(1) for the two-month period ended June 30, 2000. The Lehman Brothers Aggregate Bond Index(2) returned 2.03% for the same period.

Q. WHAT IS YOUR OUTLOOK GOING FORWARD?

A. We expect some reversal of both the spread widening of corporate, mortgage and agency securities to Treasurys and the sharp inversion of the yield curve that characterized the fixed income markets of the first half. While the Fed may raise the federal funds rate by one more 25 basis point increment, we believe that it is likely that they are finished raising rates for this cycle. As a result, we believe the Fund will generate very competitive returns versus holding money market securities should this interest rate and spread environment unfold in the second half of the year. We will continue to follow a passive strategy designed to provide returns that closely track the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.


                                                                              TRAILING      TRAILING     AGGREGATE
                                CURRENT   TRAILING    YEAR      TRAILING      3 YEARS       5 YEARS        TOTAL
PERIODS ENDED JUNE 30, 2000      MONTH    3 MONTHS   TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED      RETURN
BNY HAMILTON U.S. BOND MARKET
INDEX FUND                       2.06%      N/A        N/A         N/A           N/A           N/A          1.68%
LIPPER BOND INDEX FUND INDEX3      --        --         --          --            --            --            --
LEHMAN BROS. AGGREGATE BOND
INDEX                            2.08%     1.73%      3.98%       4.56%         6.03%         6.25%         2.03%

Note: Returns for BNY Hamilton Funds after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Inception date for this Fund was April 28, 2000.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3)    Lipper does not provide this index.

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING THE FIRST SIX MONTHS OF 2000?

A. Stronger-than-expected economic growth and the resulting threat of inflation were at the top of investors' minds through much of the first six months of the year. These concerns drove interest rates higher and bond prices lower and prompted the Federal Reserve to raise short-term interest rates three times during the period. This contributed to a downturn in price performance for the municipal bond market during the first five months of the year. In June, with signs of an economic slowdown and increased demand for municipals, the tax-exempt market strengthened significantly.

   The yield on high-quality intermediate term municipal bonds rose 40 basis points to 5.20% in May, up from 4.80% at the beginning of the year. They returned to the 4.80% level by June. The yield on the 10-year U.S. Treasury Note fell from 6.61% on December 31, 1999 to 6.18% on June 30, 2000, a decrease of 43 basis points.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. Competitively. For the six-month period ended June 30, 2000, the Fund posted a total return of 3.04% for Institutional Class Shares and 2.81% for Investor Class Shares(1). In comparison, the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2) returned 2.79% and the Lipper Intermediate Municipal Bond Fund Index(3) returned 2.99% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. We believe that the longer-term trend for interest rates is down. As a result, the Fund remained positioned for that scenario during the first half of the year. This helped the Fund's performance relative to the indexes. As a high credit-quality oriented Fund, we hold a smaller proportion of lower-rated bonds than our peer group. This profile hurt our relative performance when lower-rated bonds, reflecting the strong economic backdrop, experienced relatively better price performance during the period.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?

A. The Fund increased its holdings of Baa-1 paper in order to take advantage of improving credit trends in that segment of the market. These trends resulted in stronger price performance for that group of credits during the first half of the year. In light of our longer-term outlook for lower interest rates, we also took advantage of weaker market conditions by tax swapping. This helped to improve our coupon and call protection structure. The duration of the portfolio remained essentially unchanged during the period.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR 2000?

A. While a greater new issue supply, higher-than-expected inflation and a lowering of credit quality are potential risks for the fixed income markets, we believe these scenarios are unlikely. Instead, we anticipate a moderate supply of intermediate-term municipal securities and a more favorable interest rate environment. As a result, we remain positive in our outlook for the municipal bond market for the rest of the year and have positioned the Fund to reflect this view.


                                                                              TRAILING      TRAILING       SINCE
                                CURRENT   TRAILING    YEAR      TRAILING      3 YEARS       5 YEARS      INCEPTION
PERIODS ENDED JUNE 30, 2000      MONTH    3 MONTHS   TO DATE    12 MONTHS    ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON INTERMEDIATE
TAX-EXEMPT FUND (INSTITUTIONAL
SHARES)                          2.46%     1.35%      3.04%       3.14%         3.48%(4)      4.09%(4)      5.26%(4)
LIPPER INTERMEDIATE MUNICIPAL
FUND INDEX                       2.06%     1.21%      2.99%       2.74%         3.94%         4.73%         5.95%
LEHMAN 5 YEAR G.O. MUNI BOND
INDEX                            1.85%     1.61%      2.79%       3.67%         4.47%         5.01%         6.17%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

BNY HAMILTON INTERMEDIATE NEW YORK TAX EXEMPT FUND

AN INTERVIEW WITH COLLEEN M. FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING THE FIRST SIX MONTHS OF 2000?

A. The yield curve flattened during the first half of the year as the Federal Reserve continued the tightening process it began a year ago. Municipal yields were close to their 12-month highs in mid-May as the market waited to see if the Federal Reserve would move rates higher as expected. Rates moved lower in June following the Fed's 50 basis point increase and economic reports that indicated signs of a slowdown. Year to date, the spread between one- and five-year high grade municipals declined to 28 basis points from 67 basis points; the one-to-ten year spread declined to 53 basis points from 104 basis points.

   The supply of new municipal debt fell under the pressure of higher rates. For the first six months of the year, total new bond issuance was 22% below 1999's level. Refunding activity saw the greatest decline, down 69% during the first half.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund's return was 2.90% for Institutional Class Shares and 2.77% for Investor Class Shares(1) for the six-month period ended June 30, 2000. In comparison, the returns for the Lehman Five-Year General Obligation Index(2) and the Lipper New York Intermediate Municipal Debt Average(3) were 2.79% and 3.38%, respectively, for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. Unlike the taxable fixed income markets, spreads between the various sectors of the municipal market have been very narrow, providing few meaningful swap opportunities. Yield differences between general obligation and revenue bonds or non-AMT and AMT issues have been negligible. Quality spreads also continue to be narrow. Here we maintained a high percentage-67%-of the Fund in triple-A and double-A rated issues.

   We held the Fund's average maturity steady at 6.5 years, unchanged from the beginning of the period. The Fund's average maturity and duration, which were longer than Lehman's Five-Year General Obligation Index, helped us to produce a better relative return, particularly in the environment of rising short-term rates and declining rates on the longer end. Conversely, the Fund's performance relative to its peer group was hampered slightly by its shorter average maturity and duration vis-a-vis the universe of funds included in the Lipper New York Intermediate Municipal Debt Average.

   More than 70% of the Fund's return was attributable to the income generated by the bonds held in the portfolio. We realized some principal appreciation as evidenced by the $.08 increase in the Fund's NAV to $10.18 from $10.10 at year-end.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR 2000?

A. We expect to see a slowdown in the economy that should bring comfort to the fixed income markets. In addition to the fundamental economic factors affecting the fixed income markets, the municipal bond market will also be influenced by technical factors relating to supply and demand. While refunding issuance was down 69% in the first six months of this year, new money issuance, which is the primary driver of supply in the market, was down by only 2.5%. Manageable supply and strong demand for bonds by individual investors will continue to lend support to this market.

                                                                TRAILING   TRAILING      TRAILING      SINCE
                                CURRENT   TRAILING   YEAR         12       3 YEARS       5 YEARS       INCEPTION
PERIODS ENDED JUNE 30, 2000     MONTH     3 MONTHS   TO DATE    MONTHS     ANNUALIZED    ANNUALIZED    ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW
YORK TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)           2.14%     1.34%      2.90%       2.99%      3.62%(4)      4.12%(4)      4.23%(4)
LIPPER NEW YORK INTERMEDIATE
MUNICIPAL DEBT FUND AVERAGE      2.28%     1.34%      3.38%       3.09%      3.95%         4.64%         4.79%
LEHMAN 5 YEAR G.O. MUNI BOND
INDEX                            1.85%     1.61%      2.79%       3.67%      4.47%         5.01%         5.24%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This volunary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON MONEY FUND

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE MONEY MARKETS IN THE FIRST HALF OF 2000?

A. The economy entered 2000 in the midst of a steady campaign by the Federal Reserve to dampen the risk of inflation posed by a very strong economy. The Federal Reserve has gradually increased the federal funds rate from 4.75% in June of 1999 to 6.50% in June of 2000. Recent economic data suggests that the Federal Reserve's vigilant stance is having an impact on the economy. As a result, we believe the last tightening of the federal funds rate in June, a 50 basis point move, may signal that the Fed is close to finished raising rates for this cycle.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON MONEY FUND PERFORM?

A. For the six-month period ended June 30, 2000, Hamilton Shares of the Fund posted a total return of 2.95%, Premier Shares returned 2.82%, and Classic Shares returned 2.69%. For the 12-month period ended June 30, 2000, Hamilton Shares returned 5.63%, Premier Shares returned 5.37%, and Classic Shares returned 5.11%1.

   The seven-day current and the 30-day effective yields for the six-month period ending June 30, 2000 were 6.29% and 6.27%, respectively for the Hamilton Shares; 6.04% and 6.02% for the Premier Shares; and 5.79% and 5.77% for the Classic Shares(2). During the first half of this year, the Fund's assets grew significantly, increasing over $1.2 billion, or 34%, to more that $4.6 billion.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund seeks to achieve a competitive yield with a bias toward safety and liquidity. For this reason, we invest in a variety of instrument types in various sectors over the short-term yield curve, while at the same time providing a significant overnight base of liquidity and a steady stream of maturities. We are extremely focused on the quality of our investments and the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities, including top-rated commercial paper (46%), bank issues (21%), repurchase agreements (16%), corporate debt (6%), and U.S. government and agency securities (11%). The weighted average maturity (WAM) of the Fund was 47 days as of June 30, 2000.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. As a result of the Federal Reserve's monetary actions over the past six months and indications suggesting that the economy is within target growth ranges, we anticipate that the Fed is close to adopting a "neutral" policy position. Therefore, we do not see significant rate changes for the second half of 2000 and believe the economy will continue to display relatively low inflation and acceptable economic growth. The BNY Hamilton Money Fund will continue to identify investments of significant relative value in order to maintain a competitive yield and a well-positioned portfolio.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

BNY HAMILTON TREASURY MONEY FUND

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED TREASURY SECURITIES IN THE FIRST HALF OF 2000?

A. As a result of a strong economy and increased federal tax receipts, the U.S. Treasury announced its plan to both reduce the amount of debt it will issue and to repurchase high-yielding long-term debt, thereby lowering the Treasury's funding requirements. This fundamental change in the supply of U.S. Treasury securities put significant downward pressure on yields. On the front-end of the yield curve, where the BNY Hamilton Treasury Money Fund invests, there was a reduction in the amount of one-year Treasury Bills and a shift from monthly to quarterly issuance. This reduction in supply, combined with a series of hikes in the federal funds rate, created a sharp inversion of the yield curve. The overnight funds rate moved significantly higher in yield than the one-year Treasury Bill. On June 30, 2000 the federal funds target rate stood at 6.50%, while the one-year Treasury Bill yield was 6.06%.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON TREASURY MONEY FUND PERFORM?

A. For the six-month period ended June 30, 2000, Hamilton Shares of the Fund posted a total return of 2.82%, Premier Shares returned 2.69%, and Classic Shares returned 2.57%. For the 12-month period ended June 30, 2000, Hamilton Shares of the Fund posted a total return of 5.36%, Premier Shares returned 5.10%, and Classic Shares returned 4.84%(1).

   The seven-day current and the 30-day effective yields for the period ending June 30, 2000 were 6.23% and 6.22%, respectively for the Hamilton Shares; 5.98% and 5.97% for the Premier Shares; and 5.73% and 5.72% for the Classic Shares(2). During this period the Fund's assets grew significantly, increasing over $62 million, or 7%, to more than $935 million.

Q. WHAT ARE YOUR GOALS IN MANAGING THE FUND?

A. The BNY Hamilton Treasury Money Fund is designed to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued by the U.S. Treasury or collateralized by U. S. Treasury obligations.

   Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained heavily weighted toward liquidity with overnight Treasury backed repurchase agreements representing 86% of the Fund and Treasury Notes and Bills the remaining 14%. The weighted average maturity (WAM) of the BNY Hamilton Treasury Money Fund was 27 days as of June 30, 2000.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. As a result of the Federal Reserve's monetary actions over the past year and indications suggesting that the economy is within target growth ranges, we anticipate that the Federal Reserve is close to adopting a "neutral" policy position. Therefore, we do not see significant rate changes for the second half of 2000 and believe the economy will continue to display relatively low inflation and acceptable economic growth. Therefore, we will continue to monitor the direction of Federal Reserve policy and to position the Fund as appropriate in the effort to provide both liquidity and maximum yield.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR WITH ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS--97.3%
             BANKING AND FINANCE--0.8%
    128,932  Wells Fargo & Co.................................  $  4,996,115
                                                                ------------
             BEVERAGES, FOOD AND TOBACCO--4.3%
    313,018  Bestfoods........................................    21,676,496
    114,467  Coca-Cola Co.....................................     6,574,698
                                                                ------------
                                                                  28,251,194
                                                                ------------
             BIOSCIENCES--3.8%
    140,504  Amgen, Inc.*.....................................     9,870,406
     70,000  Biogen, Inc.*....................................     4,515,000
     60,000  Genentech, Inc.*.................................    10,320,000
                                                                ------------
                                                                  24,705,406
                                                                ------------
             CHEMICALS--1.1%
    160,146  duPont (E.I.) de Nemours & Co....................     7,006,387
                                                                ------------
             COMMUNICATIONS EQUIPMENT AND SYSTEMS--4.1%
    540,000  Nokia Corp. ADR..................................    26,966,250
                                                                ------------
             COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.9%
    163,158  Time Warner, Inc.................................    12,400,008
                                                                ------------
             COMPUTER SERVICES--0.3%
     42,600  America Online, Inc.*............................     2,247,150
                                                                ------------
             COMPUTERS--MICRO--4.5%
     91,660  Hewlett-Packard Co...............................    11,446,042
    200,000  Sun Microsystems, Inc.*..........................    18,187,500
                                                                ------------
                                                                  29,633,542
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             COMPUTERS--SOFTWARE AND PERIPHERALS--11.7%
    509,120  Cisco Systems, Inc.*.............................  $ 32,360,940
    380,000  EMC Corp.*.......................................    29,236,250
    197,296  Microsoft Corp.*.................................    15,783,680
                                                                ------------
                                                                  77,380,870
                                                                ------------
             CONGLOMERATES--2.7%
    339,438  General Electric Co..............................    17,990,214
                                                                ------------
             CONTAINERS AND PACKAGING--2.0%
    250,000  Sealed Air Corp.*................................    13,093,750
                                                                ------------
             ELECTRONIC EQUIPMENT AND COMPONENTS--6.9%
     34,959  Agilent Technologies, Inc.*......................     2,578,226
    200,000  Applied Materials, Inc.*.........................    18,125,000
    185,552  Intel Corp.......................................    24,805,983
                                                                ------------
                                                                  45,509,209
                                                                ------------
             FINANCIAL SERVICES--8.1%
    300,000  Charles Schwab Corp. (The).......................    10,087,500
    297,706  Citigroup, Inc...................................    17,936,787
    171,725  Fannie Mae.......................................     8,961,898
    194,200  Morgan Stanley Dean Witter & Co..................    16,167,150
                                                                ------------
                                                                  53,153,335
                                                                ------------
             HEALTH CARE PRODUCTS AND
             SERVICES--5.2%
    185,795  Johnson & Johnson................................    18,927,866
    302,000  Medtronic, Inc...................................    15,043,375
                                                                ------------
                                                                  33,971,241
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD AND PERSONAL CARE PRODUCTS--2.2%
    130,016  Gillette Co......................................  $  4,542,434
    171,938  Procter & Gamble Co..............................     9,843,451
                                                                ------------
                                                                  14,385,885
                                                                ------------
             INSURANCE--3.0%
    170,646  American International Group, Inc................    20,050,905
                                                                ------------
             OIL & GAS--6.5%
    362,225  Exxon Mobil Corp.................................    28,434,663
     62,992  Royal Dutch Petroleum Co.........................     3,877,945
    144,390  Schlumberger Ltd.................................    10,775,104
                                                                ------------
                                                                  43,087,712
                                                                ------------
             PHARMACEUTICALS--5.5%
    122,000  Bristol-Myers Squibb Co..........................     7,106,500
    146,538  Merck & Co., Inc.................................    11,228,474
    372,348  Pfizer, Inc......................................    17,872,704
                                                                ------------
                                                                  36,207,678
                                                                ------------
             REAL ESTATE INVESTMENT TRUSTS--1.1%
    174,000  Duke-Weeks Realty Corp...........................     3,893,250
    140,000  Liberty Property Trust...........................     3,631,250
                                                                ------------
                                                                   7,524,500
                                                                ------------
             RESORTS & ENTERTAINMENT--2.1%
    360,000  Walt Disney Co. (The)............................    13,972,500
                                                                ------------
             RETAIL--SPECIALTY STORES--1.4%
    226,890  CVS Corp.........................................     9,075,600
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS--14.6%
    123,000  Corning, Inc.....................................  $ 33,194,625
    245,497  Global Crossing Ltd.*............................     6,459,640
    110,000  Lucent Technologies, Inc.........................     6,517,500
    200,000  NEXTLINK Communications,
             Inc., Class A*...................................     7,587,500
    170,000  Nortel Networks Corp.............................    11,602,500
    200,000  Qwest Communications International, Inc.*........     9,937,500
    120,000  Tellabs, Inc.*...................................     8,212,500
    284,000  WorldCom, Inc.*..................................    13,028,500
                                                                ------------
                                                                  96,540,265
                                                                ------------
             UTILITIES--GAS & ELECTRIC--3.5%
    319,952  Enron Corp.......................................    20,636,904
     93,253  TXU Corp.........................................     2,750,964
                                                                ------------
                                                                  23,387,868
                                                                ------------
             TOTAL COMMON STOCKS
             (Cost $248,114,983)..............................   641,537,584
                                                                ------------

 PRINCIPAL
  AMOUNT
-----------
             MONEY MARKET FUND--2.6%
$17,261,462  ACM Institutional Reserves (Prime Portfolio),
             6.52% (Cost $17,261,462)(a)......................    17,261,462
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             UNITED STATES TREASURY
             BILLS--0.1%
$   950,000  8/24/00, 5.775% (Amortized Cost $942,198)........  $    942,426
                                                                ------------
             TOTAL INVESTMENTS BEFORE OUTSTANDING WRITTEN CALL
             AND PUT OPTIONS
             (Cost $266,318,643)--100.0%......................   659,741,472
                                                                ------------

                                                        STRIKE
 CONTRACTS                                              PRICE
-----------                                             ------
              OUTSTANDING WRITTEN CALL OPTIONS--0.0%
       (100)  Corning, Inc., expiration August,
              2000....................................   $300       (130,000)
       (100)  Corning, Inc., expiration July, 2000....    280        (72,500)
       (100)  Sun Microsystems, Inc., expiration
              August, 2000............................    100        (30,000)
                                                                ------------
              TOTAL OUTSTANDING WRITTEN CALL OPTIONS
              (Premiums received $230,342)....................
                                                                    (232,500)
                                                                ------------

                                                        STRIKE
 CONTRACTS                                              PRICE      VALUE
-----------                                             ------  ------------
              OUTSTANDING WRITTEN PUT OPTIONS--0.0%
       (100)  Sun Microsystems, Inc., expiration
              August, 2000 (Premiums received
              $31,574)................................   $ 80   $    (25,625)
                                                                ------------
              TOTAL INVESTMENTS NET OF OUTSTANDING WRITTEN
              CALL AND PUT OPTIONS
              (Cost $266,056,727)(b)--100.0%..................
                                                                 659,483,347
              Other assets less
              liabilities--(0.0%).............................       238,087
                                                                ------------
              NET ASSETS--100.0%..............................  $659,721,434
                                                                ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $393,426,620 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $398,210,542 AND AGGREGATE GROSS UNREAL-IZED DEPRECIATION OF $4,783,922.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $266,318,643).........................................................  $  659,741,472
  Cash..........................................................................               4
  Receivables:
    Investments sold............................................................       3,867,686
    Dividends...................................................................         344,323
    Capital stock sold..........................................................         266,137
    Interest....................................................................          77,081
  Deferred organization costs and other assets..................................          32,950
                                                                                  --------------
    TOTAL ASSETS................................................................     664,329,653
                                                                                  --------------
LIABILITIES:
  Outstanding call & put options written (premium received $261,916)............         258,125
  Payables:
    Capital stock repurchased...................................................       2,922,620
    Investments purchased.......................................................         942,054
    Services provided by the Bank of New York and Administrator.................         450,759
  Accrued expenses and other liabilities........................................          34,661
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       4,608,219
                                                                                  --------------
NET ASSETS:.....................................................................  $  659,721,434
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       36,456
  Capital surplus...............................................................     241,223,498
  Undistributed net investment income...........................................          10,928
  Accumulated net realized gain on investments..................................      25,023,932
  Net unrealized appreciation on investments....................................     393,426,620
                                                                                  --------------
NET ASSETS......................................................................  $  659,721,434
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  636,528,664
                                                                                  ==============
  Shares outstanding............................................................      35,166,006
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        18.10
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   23,192,770
                                                                                  ==============
  Shares outstanding............................................................       1,289,863
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.98
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $7,807)........................  $    2,337,359
  Interest......................................................................         750,367
                                                                                  --------------
    TOTAL INCOME................................................................       3,087,726
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,879,813
  Administration................................................................         626,604
  12b-1 fee--Investor Shares....................................................          28,779
  Transfer agent................................................................          51,021
  Custodian.....................................................................          31,418
  Accounting services...........................................................          29,879
  Reports to shareholders.......................................................          12,171
  Registration and filings......................................................          10,842
  Organization..................................................................           8,905
  Legal.........................................................................           7,968
  Audit.........................................................................           6,941
  Insurance.....................................................................           6,699
  Cash management...............................................................           2,707
  Directors.....................................................................           2,697
  Other.........................................................................          11,341
                                                                                  --------------
    NET EXPENSES................................................................       2,717,785
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................         369,941
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................      15,753,987
    Written call options........................................................         459,658
                                                                                  --------------
  Net realized gain on investments..............................................      16,213,645
                                                                                  --------------
  Increase in unrealized appreciation on:
    Investments.................................................................      53,099,822
    Written call options........................................................       2,791,233
                                                                                  --------------
  Net unrealized gain on investments during the period..........................      55,891,055
                                                                                  --------------
  Net realized and unrealized gain on investments...............................      72,104,700
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   72,474,641
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $    369,941      $   1,802,377
  Net realized gain on investments..............................................      16,213,645         43,425,100
  Increase in unrealized appreciation on investments during the period..........      55,891,055        120,708,807
                                                                                    ------------      -------------
    Net increase in net assets resulting from operations........................      72,474,641        165,936,284
                                                                                    ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................        (506,899)        (1,707,585)
                                      Investor Shares...........................          (9,029)           (32,566)
  Distributions from capital gains:
                               Institutional Shares.............................              --        (39,203,875)
                               Investor Shares..................................              --         (1,225,900)
                                                                                    ------------      -------------
                                                                                        (515,928)       (42,169,926)
                                                                                    ------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      39,239,899         86,672,618
                               Investor Shares..................................      13,126,735         28,949,535
  Proceeds from shares issued on reinvestment of
    dividends and distributions: Institutional Shares...........................         107,575         38,770,428
                             Investor Shares....................................           8,967          1,258,079
  Cost of capital stock repurchased:
                                Institutional Shares............................     (61,426,611)      (100,403,230)
                                Investor Shares.................................     (11,219,980)       (26,131,558)
                                                                                    ------------      -------------
  Net increase (decrease) in net assets resulting from capital stock
    transactions................................................................     (20,163,415)        29,115,872
                                                                                    ------------      -------------
    INCREASE IN NET ASSETS......................................................      51,795,298        152,882,230
NET ASSETS:
  Beginning of year.............................................................     607,926,136        455,043,906
                                                                                    ------------      -------------
  End of period (includes undistributed net investment income of $10,928 at
    June 30, 2000 and $156,915 at December 31, 1999)............................    $659,721,434      $ 607,926,136
                                                                                    ============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       2,300,815          6,049,520
             Investor Shares....................................................         800,862          2,117,449
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................           6,397          2,525,302
                    Investor Shares.............................................             533             82,520
  Shares repurchased:
                   Institutional Shares.........................................      (3,622,074)        (7,040,036)
                   Investor Shares..............................................        (673,010)        (1,911,599)
                                                                                    ------------      -------------
    Net increase (decrease).....................................................      (1,186,477)         1,823,156
  Shares outstanding, beginning of year.........................................      37,642,346         35,819,190
                                                                                    ------------      -------------
  Shares outstanding, end of period.............................................      36,455,869         37,642,346
                                                                                    ============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
                                          ------------------------------------------------------------
                                                                                           FOR THE
                                                                                           PERIOD
                                                                                       APRIL 1, 1997*
                                          SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,       THROUGH
                                           JUNE 30, 2000    -------------------------   DECEMBER 31,
                                            (UNAUDITED)        1999          1998           1997
                                          ----------------  -----------  ------------  ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  16.15       $  12.71      $  10.94       $  10.00
                                              --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.01           0.05          0.11           0.08
Net realized and unrealized gain on
  investments...........................          1.95           4.59          2.46           2.83
                                              --------       --------      --------       --------
  Total from investment operations......          1.96           4.64          2.57           2.91
                                              --------       --------      --------       --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................         (0.01)         (0.05)        (0.11)         (0.08)
Distributions from capital gains........            --          (1.15)        (0.69)         (1.89)
                                              --------       --------      --------       --------
  Total dividends and distributions.....         (0.01)         (1.20)        (0.80)         (1.97)
                                              --------       --------      --------       --------
Net asset value at end of period........      $  18.10       $  16.15      $  12.71       $  10.94
                                              ========       ========      ========       ========
TOTAL RETURN:...........................         12.17%**       37.13%        23.49%         29.11%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $636,529       $589,285      $443,997       $373,326
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.86%***       0.85%         0.82%          0.82%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.86%***       0.86%         0.91%          0.88%***
  Net investment income, net of waiver
    from The Bank of New York...........          0.13%***       0.36%         0.73%          0.89%***
Portfolio turnover rate.................             5%            18%           26%            37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                               INVESTOR SHARES
                                          ----------------------------------------------------------
                                                                                          FOR THE
                                                                                          PERIOD
                                                                                       MAY 1, 1997*
                                          SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,      THROUGH
                                           JUNE 30, 2000    -------------------------  DECEMBER 31,
                                            (UNAUDITED)        1999          1998          1997
                                          ----------------  -----------  ------------  -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 16.05         $ 12.65      $ 10.92        $10.70
                                              -------         -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............        (0.01)           0.01         0.11          0.06
Net realized and unrealized gain on
  investments...........................         1.95            4.57         2.42          2.12
                                              -------         -------      -------        ------
  Total from investment operations......         1.94            4.58         2.53          2.18
                                              -------         -------      -------        ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................        (0.01)          (0.03)       (0.11)        (0.07)
Distributions from capital gains........           --           (1.15)       (0.69)        (1.89)
                                              -------         -------      -------        ------
  Total dividends and distributions.....        (0.01)          (1.18)       (0.80)        (1.96)
                                              -------         -------      -------        ------
Net asset value at end of period........      $ 17.98         $ 16.05      $ 12.65        $10.92
                                              =======         =======      =======        ======
TOTAL RETURN:...........................        12.07%**        36.83%       23.26%        20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $23,193         $18,642      $11,047        $6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.11%***        1.11%        1.07%         1.07%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.11%***        1.14%        1.21%         1.16%***
  Net investment income, net of waiver
    from The Bank of New York...........        (0.12)%***       0.10%        0.50%         0.54%***
Portfolio turnover rate.................            5%             18%          26%           37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--95.2%
              ADVERTISING AND MARKETING
              SERVICES--0.6%
     73,050   DoubleClick, Inc.*......................  $  2,785,031
                                                        ------------
              BANK HOLDING COMPANIES--1.7%
     89,700   Greater Bay Bancorp.....................     4,193,475
    134,600   UCBH Holdings, Inc......................     3,592,137
                                                        ------------
                                                           7,785,612
                                                        ------------
              BANKING--0.6%
     68,500   Wilmington Trust Corp...................     2,928,375
                                                        ------------
              BIOSCIENCES--1.7%
     95,075   Aurora Biosciences Corp.*...............     6,482,927
      7,900   Human Genome Sciences, Inc.*............     1,053,662
                                                        ------------
                                                           7,536,589
                                                        ------------
              BIOTECHNOLOGY--0.7%
      7,800   Affymetrix, Inc.*.......................     1,287,975
      7,600   Incyte Pharmaceuticals, Inc.*...........       624,625
     11,700   Millennium Pharmaceuticals, Inc.*.......     1,308,937
                                                        ------------
                                                           3,221,537
                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.3%
     23,650   Scholastic Corp.*.......................     1,445,606
                                                        ------------
              COMPUTER SERVICES--3.4%
     47,350   Entrust Technologies, Inc.*.............     3,918,212
    141,360   Network Appliance, Inc.*................    11,379,480
                                                        ------------
                                                          15,297,692
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS--SOFTWARE AND PERIPHERALS--21.1%
    170,300   Ancor Communications, Inc.*.............  $  6,090,886
     51,300   Bluestone Software, Inc.*...............     1,317,769
     40,200   BroadVision, Inc.*......................     2,042,662
     94,840   Commerce One, Inc.*.....................     4,303,365
     26,100   Crossroads Systems, Inc.*...............       659,025
     50,810   Digex, Inc.*............................     3,451,904
     26,265   Finisar Corp.*..........................       687,815
    103,500   Informatica Corp.*......................     8,480,531
     71,150   Mercury Interactive Corp.*..............     6,883,762
    133,600   Metromedia Fiber Network, Inc.*.........     5,302,250
     78,800   Micromuse, Inc.*........................    13,040,169
    103,395   Netcentives, Inc.*......................     1,925,732
     72,400   Newport Corp............................     7,773,950
     42,000   Phone.com, Inc.*........................     2,735,250
     34,000   RealNetworks, Inc.*.....................     1,719,125
     86,300   Research in Motion Ltd.*................     3,905,075
     51,000   SanDisk Corp.*..........................     3,120,562
     39,600   SeaChange International, Inc.*..........     1,143,450
    126,907   USinternetworking, Inc.*................     2,593,662
     63,684   VERITAS Software Corp.*.................     7,197,287
    136,340   Vitria Technology, Inc..................     8,333,782
     53,900   Xircom, Inc.*...........................     2,560,250
                                                        ------------
                                                          95,268,263
                                                        ------------
              DATA PROCESSING SYSTEMS--0.4%
     56,000   MedQuist, Inc.*.........................     1,904,000
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              EDUCATION--3.1%
    209,800   Apollo Group, Inc., Class A*............  $  5,874,400
    155,756   DeVry, Inc.*............................     4,117,799
    230,020   ITT Educational Services, Inc.*.........     4,039,726
                                                        ------------
                                                          14,031,925
                                                        ------------
              ELECTRICAL EQUIPMENT--1.0%
     71,160   Gemstar International Group Ltd.*.......     4,373,004
                                                        ------------
              ELECTRONIC EQUIPMENT AND COMPONENTS--12.5%
     56,400   Applied Micro Circuits Corp.*...........     5,569,500
    196,100   C-COR.net Corp.*........................     5,294,700
     74,100   Electro Scientific Industries, Inc.*....     3,262,716
     48,200   EMCORE Corp.*...........................     5,784,000
    125,258   Flextronics International Ltd.*.........     8,603,659
     23,800   II-VI, Inc.*............................     1,151,325
    113,000   Jabil Circuit, Inc.*....................     5,607,625
     37,850   Lattice Semiconductor Corp.*............     2,616,381
     26,497   Microchip Technology, Inc.*.............     1,543,864
     60,000   PLX Technology, Inc.*...................     2,490,000
     30,400   QLogic Corp.*...........................     2,008,300
     96,800   Sawtek, Inc.*...........................     5,572,050
     87,700   TranSwitch Corp.*.......................     6,769,344
                                                        ------------
                                                          56,273,464
                                                        ------------
              ELECTRONICS--0.5%
     12,500   PMC - Sierra, Inc.*.....................     2,221,094
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES--0.3%
     36,540   Bank United Corp., Class A..............  $  1,285,751
                                                        ------------
              FOOD WHOLESALING--0.4%
     60,700   Dean Foods Co...........................     1,923,431
                                                        ------------
              HEALTH & MEDICAL FACILITIES--0.4%
     26,600   Quest Diagnostics, Inc.*................     1,988,350
                                                        ------------
              HUMAN RESOURCES--1.0%
    147,000   Korn/Ferry International*...............     4,658,062
                                                        ------------
              INVESTMENT MANAGEMENT--1.2%
     40,600   Legg Mason, Inc.........................     2,030,000
     96,900   Waddell & Reed Financial, Inc...........     3,179,531
                                                        ------------
                                                           5,209,531
                                                        ------------
              MANUFACTURING--4.9%
     70,000   Kulicke & Soffa Industries, Inc.*.......     4,156,250
     34,600   Maverick Tube Corp.*....................     1,007,725
    218,765   Scotts Co. (The), Class A*..............     7,984,923
     71,070   Waters Corp.*...........................     8,870,424
                                                        ------------
                                                          22,019,322
                                                        ------------
              MEDIA--3.5%
     81,600   Emmis Communications Corp., Class A*....     3,376,200
     44,000   Hispanic Broadcasting Corp.*............     1,457,500
    147,210   Radio One, Inc.*........................     4,351,896
    294,420   Radio One, Inc., Class D*...............     6,495,641
                                                        ------------
                                                          15,681,237
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL CARE AND PRODUCTS--3.9%
    213,450   Celgene Corp.*..........................  $ 12,566,869
     86,100   Cephalon, Inc.*.........................     5,155,238
                                                        ------------
                                                          17,722,107
                                                        ------------
              MEDICAL INSTRUMENTS--0.2%
     23,100   ORATEC Interventions, Inc.*.............       770,963
                                                        ------------
              OIL & GAS--3.6%
     19,550   BJ Services Co.*........................     1,221,875
    513,000   Grey Wolf, Inc.*........................     2,565,000
     77,100   Newfield Exploration Co.*...............     3,016,538
     94,900   Patterson Energy, Inc.*.................     2,704,650
     63,800   Stolt Offshore SA*......................       901,175
     31,900   Stolt Offshore SA ADR*..................       378,813
     88,600   Stone Energy Corp.*.....................     5,293,850
                                                        ------------
                                                          16,081,901
                                                        ------------
              OIL FIELD SERVICES &
              EQUIPMENT--4.8%
    100,700   Cal Dive International, Inc.*...........     5,456,681
     56,700   Core Laboratories NV*...................     1,644,300
    122,960   National-Oilwell, Inc.*.................     4,042,310
    194,200   Precision Drilling Corp.*...............     7,500,975
    167,800   Superior Energy Services, Inc.*.........     1,740,925
     64,750   Varco International, Inc.*..............     1,505,438
                                                        ------------
                                                          21,890,629
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS--8.6%
     93,800   Alkermes, Inc.*.........................  $  4,420,325
     62,805   Alpharma, Inc., Class A.................     3,909,611
     83,700   Andrx Corp.*............................     5,350,261
     89,100   Jones Pharma, Inc.......................     3,558,431
     99,900   MedImmune, Inc.*........................     7,392,600
     80,300   Sepracor, Inc.*.........................     9,686,188
     91,650   Shire Pharmaceuticals Group PLC ADR*....     4,754,344
                                                        ------------
                                                          39,071,760
                                                        ------------
              PUBLISHING--0.3%
     25,000   Houghton Mifflin Co.....................     1,167,188
                                                        ------------
              RECORDS STORAGE--0.7%
     95,345   Iron Mountain, Inc.*....................     3,241,730
                                                        ------------
              RETAIL--SPECIALTY STORES--1.8%
     85,825   Duane Reade, Inc.*......................     2,209,994
     31,750   Tiffany & Co............................     2,143,125
    115,000   Williams-Sonoma, Inc.*..................     3,730,313
                                                        ------------
                                                           8,083,432
                                                        ------------
              RETAILING--2.5%
    100,000   BJ's Wholesale Club, Inc.*..............     3,300,000
    167,450   Linens 'n Things, Inc.*.................     4,542,081
     71,100   The Children's Place Retail Stores,
              Inc.*...................................     1,457,550
     91,300   The Men's Wearhouse, Inc.*..............     2,037,131
                                                        ------------
                                                          11,336,762
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS--9.3%
    106,900   Clearnet Communications, Inc., Class
              A*......................................  $  2,968,145
     70,300   Digital Lightwave, Inc.*................     7,065,150
     39,750   Efficient Networks, Inc.*...............     2,924,109
    210,100   Motient Corp.*..........................     3,295,944
     26,625   Next Level Communications, Inc.*........     2,283,094
    106,675   NEXTLINK Communications,
              Inc., Class A*..........................     4,046,983
     81,580   Packeteer, Inc.*........................     2,376,018
     44,100   Powertel, Inc.*.........................     3,128,344
     81,100   Telaxis Communications Corp.*...........     2,534,375
     62,800   VoiceStream Wireless Corp.*.............     7,303,444
     72,400   Western Wireless Corp., Class A*........     3,945,800
                                                        ------------
                                                          41,871,406
                                                        ------------
              TRANSPORTATION--0.2%
     27,300   Swift Transportation Co., Inc.*.........       382,200
     60,700   Werner Enterprises, Inc.................       701,844
                                                        ------------
                                                           1,084,044
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $244,462,314).....................   430,159,798
                                                        ------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MONEY MARKET FUND--4.1%
$18,544,327   ACM Institutional Reserves (Prime
              Portfolio), 6.52%(a)
              (Cost $18,544,327)......................  $ 18,544,327
                                                        ------------

 NUMBER OF
  SHARES
-----------
              WARRANTS--0.0%
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.0%
         15   Acclaim Entertainment expiring
              4/04/2002*
              (Cost $0)...............................            11
                                                        ------------
              TOTAL INVESTMENTS
              (Cost $263,006,641)(b)--99.3%...........   448,704,136
              Other assets less liabilities--0.7%.....     3,092,661
                                                        ------------
              NET ASSETS--100.0%......................  $451,796,797
                                                        ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $185,697,495 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGRE-GATE GROSS UNREALIZED APPRECIATION OF $207,832,099 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $22,134,604.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $263,006,641).........................................................  $  448,704,136
  Cash..........................................................................              32
  Receivables:
    Investments sold............................................................       4,378,423
    Capital stock sold..........................................................         515,573
    Interest....................................................................          70,066
    Dividends...................................................................          30,308
  Deferred organization costs and other assets..................................          13,456
                                                                                  --------------
    TOTAL ASSETS................................................................     453,711,994
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       1,369,191
    Services provided by the Bank of New York and Administrator.................         347,635
    Capital stock repurchased...................................................         186,052
  Accrued expenses and other liabilities........................................          12,319
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       1,915,197
                                                                                  --------------
NET ASSETS:.....................................................................  $  451,796,797
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       18,266
  Capital surplus...............................................................     206,701,560
  Accumulated net investment loss...............................................      (1,515,028)
  Accumulated net realized gain on investments..................................      60,894,504
  Net unrealized appreciation on investments....................................     185,697,495
                                                                                  --------------
NET ASSETS......................................................................  $  451,796,797
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  435,558,060
                                                                                  ==============
  Shares outstanding............................................................      17,606,244
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        24.74
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   16,238,737
                                                                                  ==============
  Shares outstanding............................................................         659,543
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        24.62
                                                                                  ==============
Institutional Shares authorized @ $.001
  par value.....................................................................     200,000,000
Investor Shares authorized at @ $.001
  par value.....................................................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends.....................................................................  $      184,277
  Interest......................................................................         494,828
                                                                                  --------------
    TOTAL INCOME................................................................         679,105
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,583,319
  Administration................................................................         422,218
  12b-1 fee--Investor Shares....................................................          19,575
  Transfer agent................................................................          50,903
  Custodian.....................................................................          37,466
  Accounting services...........................................................          29,879
  Registration and filings......................................................          14,674
  Reports to shareholders.......................................................           8,674
  Legal.........................................................................           5,457
  Audit.........................................................................           5,414
  Organization..................................................................           3,831
  Insurance.....................................................................           3,713
  Directors.....................................................................           2,697
  Cash management...............................................................           1,679
  Other.........................................................................           5,531
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,195,030
  Earnings credit adjustment (Note 3)...........................................            (897)
                                                                                  --------------
    NET EXPENSES................................................................       2,194,133
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................      (1,515,028)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................      43,637,991
  Decrease in unrealized appreciation on:
    Investments during the period...............................................      (3,505,895)
                                                                                  --------------
  Net realized and unrealized gain on investments...............................      40,132,096
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   38,617,068
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment loss...........................................................   $  (1,515,028)     $  (1,783,917)
  Net realized gain on investments..............................................      43,637,991         45,847,162
  Increase (decrease) in unrealized appreciation on investments during the
    period......................................................................      (3,505,895)       156,806,864
                                                                                   -------------      -------------
    Net increase in net assets resulting from operations........................      38,617,068        200,870,109
                                                                                   -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains:
                              Institutional Shares..............................              --        (26,279,793)
                              Investor Shares...................................              --         (1,007,248)
                                                                                   -------------      -------------
                                                                                              --        (27,287,041)
                                                                                   -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................     172,263,480        185,379,834
                               Investor Shares..................................      43,963,235         99,736,662
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares......................................              --         24,088,440
                  Investor Shares...............................................              --          1,006,431
  Cost of capital stock repurchased:
                                Institutional Shares............................    (163,223,358)      (174,252,170)
                                Investor Shares.................................     (44,438,372)      (100,092,398)
                                                                                   -------------      -------------
    Net increase in net assets resulting from capital stock transactions........       8,564,985         35,866,799
                                                                                   -------------      -------------
      INCREASE IN NET ASSETS....................................................      47,182,053        209,449,867
NET ASSETS:
  Beginning of year.............................................................     404,614,744        195,164,877
                                                                                   -------------      -------------
  End of period (includes accumulated net investment loss of $1,515,028 at
    June 30, 2000)..............................................................   $ 451,796,797      $ 404,614,744
                                                                                   =============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       7,045,869         12,733,932
             Investor Shares....................................................       1,750,847          7,024,511
  Shares issued on reinvestment of distributions:
                                           Institutional Shares.................              --          1,144,693
                                           Investor Shares......................              --             48,004
  Shares repurchased:
                   Institutional Shares.........................................      (6,539,573)       (11,897,764)
                   Investor Shares..............................................      (1,755,610)        (6,951,929)
                                                                                   -------------      -------------
    Net increase................................................................         501,533          2,101,447
  Shares outstanding, beginning of year.........................................      17,764,254         15,662,807
                                                                                   -------------      -------------
  Shares outstanding, end of period.............................................      18,265,787         17,764,254
                                                                                   =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               INSTITUTIONAL SHARES
                                         ----------------------------------------------------------------
                                                                                          FOR THE PERIOD
                                                                                          APRIL 1, 1997*
                                         SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,           THROUGH
                                          JUNE 30, 2000   ----------------------------     DECEMBER 31,
                                           (UNAUDITED)       1999             1998             1997
                                         ---------------- -----------     ------------    ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  22.78      $  12.46         $  11.93         $  10.00
                                             --------      --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.....................        (0.08)(a)     (0.11)(a)        (0.02)(a)        (0.02)
Net realized and unrealized gain on
  investments...........................         2.04         12.08             0.91             2.80
                                             --------      --------         --------         --------
  Total from investment operations......         1.96         11.97             0.89             2.78
                                             --------      --------         --------         --------
DISTRIBUTIONS
Distributions from capital gains........           --         (1.65)           (0.36)           (0.85)
                                             --------      --------         --------         --------
Net asset value at end of period........     $  24.74      $  22.78         $  12.46         $  11.93
                                             ========      ========         ========         ========
TOTAL RETURN:...........................         8.60%**      97.22%            7.89%           27.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $435,558      $389,553         $188,402         $133,741
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.03%***      1.04%            0.97%            0.97%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.03%***      1.06%            1.13%            1.10%***
  Net investment loss, net of waiver
    from The Bank of New York...........        (0.71)%***     (0.73)%         (0.19)%          (0.26)%***
Portfolio turnover rate.................           26%           86%              84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                                 INVESTOR SHARES
                                         ---------------------------------------------------------------
                                                                                             FOR THE
                                                                                              PERIOD
                                                                                           MAY 1, 1997*
                                         SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,          THROUGH
                                          JUNE 30, 2000   ----------------------------     DECEMBER 31,
                                           (UNAUDITED)       1999             1998             1997
                                         ---------------- -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $ 22.67        $ 12.44         $ 11.94          $ 10.03
                                             -------        -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.....................       (0.11)(a)      (0.13)(a)       (0.04)(a)        (0.02)
Net realized and unrealized gain on
  investments...........................        2.06          12.01            0.90             2.78
                                             -------        -------         -------          -------
  Total from investment operations......        1.95          11.88            0.86             2.76
                                             -------        -------         -------          -------
DISTRIBUTIONS
Distributions from capital gains........          --          (1.65)          (0.36)           (0.85)
                                             -------        -------         -------          -------
Net asset value at end of period........     $ 24.62        $ 22.67         $ 12.44          $ 11.94
                                             =======        =======         =======          =======
TOTAL RETURN:...........................        8.60%**       96.65%           7.55%           27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $16,239        $15,062         $ 6,763          $ 1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.27%***       1.33%           1.22%            1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.27%***       1.37%           1.46%            1.40%***
  Net investment loss, net of waiver
    from The Bank of New York...........       (0.95)%***     (0.96)%         (0.43)%          (0.54)%***
Portfolio turnover rate.................          26%            86%             84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS--96.8%
            AUSTRALIA--2.6%
  65,009    AMP Ltd.................................  $    663,516
  60,700    ERG Ltd.................................       472,670
  73,500    FH Faulding & Co. Ltd...................       361,146
 156,600    Foster's Brewing Group Ltd..............       441,895
  78,410    Gradipore Ltd.*.........................       251,857
  33,394    Lend Lease Corp. Ltd....................       427,209
  58,130    National Australia Bank Ltd.............       973,650
  51,075    News Corp. Ltd.(a)......................       618,352
  49,351    News Corp. Ltd..........................       681,480
  39,000    Publishing & Broadcasting Ltd...........       300,883
 228,886    Qantas Airways Ltd......................       464,478
 235,420    Telstra Corp. Ltd.......................       537,101
  94,680    Westpac Banking Corp. Ltd...............       684,975
 127,000    WMC Ltd.................................       569,807
  60,820    Woodside Petroleum Ltd..................       474,700
                                                      ------------
                                                         7,923,719
                                                      ------------
            CHINA--0.1%
   2,530    AsiaInfo Holdings, Inc.*................       113,059
 356,000    Shandong International Power Development
            Co. Ltd.................................        52,519
 456,000    Shanghai Petrochemical Co. Ltd..........        62,007
 558,000    Yanzhou Coal Mining Co. Ltd.............       115,246
                                                      ------------
                                                           342,831
                                                      ------------
            DENMARK--0.5%
  21,210    Tele Danmark AS.........................     1,433,550
                                                      ------------
            FINLAND--3.7%
 157,285    Nokia Oyj...............................     8,057,973
 317,410    Nordic Baltic Holding AB FDR............     2,318,283
  29,100    Tietoenator Oyj.........................       974,835
                                                      ------------
                                                        11,351,091
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            FRANCE--12.2%
  66,580    Alcatel.................................  $  4,384,210
  22,620    Aventis SA..............................     1,657,528
  10,755    Axa.....................................     1,700,925
  11,700    Banque Nationale de Paris...............     1,130,413
   2,090    Bouygues SA.............................     1,402,281
   8,800    Cap Gemini SA...........................     1,556,216
  32,940    Carrefour Supermarche SA................     2,260,619
   5,250    Compagnie de Saint-Gobain...............       712,547
  21,550    Credit Lyonnais SA......................     1,028,649
  20,450    France Telecom SA.......................     2,869,625
     483    L'Oreal SA..............................       419,899
  17,730    Lagardere S.C.A.........................     1,359,532
  13,340    Pinault-Printemps-Redoute SA............     2,975,384
   4,810    PSA Peugeot Citroen.....................       969,100
  11,200    Rexel SA................................       864,181
   7,700    Schneider Electric SA...................       538,771
  38,020    STMicroelectronics NV...................     2,405,176
   9,660    Suez Lyonnaise des Eaux SA..............     1,699,042
  34,300    Total Fina Elf, B Shares................     5,279,958
  20,355    Vivendi SA..............................     1,803,719
                                                      ------------
                                                        37,017,775
                                                      ------------
            GERMANY--6.7%
   7,014    Allianz AG..............................     2,502,935
  22,200    BASF AG.................................       904,342
  15,500    Bayerische Hypo - und Vereinsbank AG....     1,017,684
   9,960    DaimlerChrysler AG......................       530,793
  59,620    Deutsche Telekom AG, Registered
            Shares..................................     3,451,594
  22,370    Dresdner Bank AG........................       909,123
   6,250    Fresenius AG............................     1,438,345
   5,197    Muenchener Rueckversicherungs -
            Gesellschaft AG.........................     1,633,869
  16,143    SAP AG..................................     2,644,074

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
  20,505    Siemens AG..............................  $  3,081,744
  25,230    Veba AG.................................     1,221,236
  26,150    Volkswagen AG...........................     1,010,107
                                                      ------------
                                                        20,345,846
                                                      ------------
            HONG KONG--2.0%
  40,000    ASM Pacific Technology Ltd..............       149,834
  33,000    Bank of East Asia Ltd...................        77,046
 299,600    Cable & Wireless HKT Ltd................       659,133
 110,000    Cathay Pacific Airways..................       203,905
  23,000    Cheung Kong (Holdings) Ltd..............       254,480
  30,000    China Mobile (Hong Kong) Ltd.*..........       264,583
  32,000    China Unicom*...........................        67,938
  39,000    CLP Holdings Ltd........................       181,609
 112,000    Giordano International Ltd..............       170,256
  62,000    Guoco Group Ltd.........................       124,472
  32,700    Hang Seng Bank Ltd......................       310,418
  30,000    Henderson Land Development Co. Ltd......       132,003
 128,700    Hong Kong & China Gas Co. Ltd...........       144,462
  26,000    Hongkong Electric Holdings Ltd..........        83,717
  60,000    HSBC Holdings PLC.......................       685,028
 118,200    Hutchison Whampoa Ltd...................     1,485,972
 300,000    JCG Holdings Ltd........................       150,090
  39,000    Li & Fung Ltd...........................       195,118
  41,000    Sun Hung Kai Properties Ltd.............       294,536
  21,000    Swire Pacific Ltd., A Shares............       122,843
  32,000    Television Broadcasts Ltd...............       213,462
                                                      ------------
                                                         5,970,905
                                                      ------------
            IRELAND--0.4%
  69,480    CRH PLC.................................     1,262,001
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            ITALY--2.7%
  43,100    Assicurazioni Generali..................  $  1,483,073
 114,962    ENI SpA.................................       666,654
  67,770    San Paolo - IMI SpA.....................     1,207,557
 335,164    Telecom Italia Mobile SpA...............     3,437,415
 110,930    Telecom Italia SpA......................     1,531,096
                                                      ------------
                                                         8,325,795
                                                      ------------
            JAPAN--31.3%
  91,000    Asahi Glass Co. Ltd.....................     1,019,186
   1,500    Bellsystem 24, Inc......................       737,205
  41,000    Canon, Inc..............................     2,046,028
 200,000    Daifuku Co. Ltd.........................     2,222,957
 153,000    Daiwa Securities Group, Inc.............     2,024,479
     112    DDI Corp................................     1,079,722
  30,000    Fanuc Ltd...............................     3,059,402
   7,200    Fast Retailing Co. Ltd..................     3,021,407
  82,000    Fujitsu Ltd.............................     2,844,289
 111,000    Hitachi Ltd.............................     1,605,123
 212,000    Hitachi Metals Ltd......................     1,897,491
 178,000    Hokuetsu Paper Mills Ltd................     1,510,741
  10,000    Hoya Corp...............................       897,878
 146,000    Industrial Bank of Japan Ltd............     1,109,437
 200,000    Kaneka Corp.............................     2,209,725
  70,000    KAO Corp................................     2,143,566
  22,800    Konami Co. Ltd..........................     1,443,788
 148,000    Makino Milling Machine Co. Ltd..........     1,454,752
 195,000    Marubeni Corp...........................       672,700
   9,000    Matsushita Communication Industrial Co.
            Ltd.....................................     1,053,069
  74,000    Mitsui Fudosan Co. Ltd..................       804,310
  63,000    MKC-Stat Corp...........................     1,155,144
   5,000    Murata Manufacturing Co. Ltd............       719,248
  51,000    NEC Corp................................     1,605,123
 136,000    Nikko Securities Co. Ltd................     1,349,653
  31,000    Nippon COMSYS Corp......................       660,697

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
  47,000    Nippon Electric Glass Co. Ltd...........  $  1,088,323
 370,000    Nippon Steel Corp.......................       779,831
     107    Nippon Telegraph & Telephone Corp.......     1,425,925
   1,000    Nippon Television Network Corp.*........       654,033
   1,000    Nippon Television Network Corp..........       652,143
  31,000    Nitto Denko Corp........................     1,198,337
      55    NTT Data Corp...........................       566,608
     253    NTT DoCoMo, Inc.........................     6,862,719
  26,000    Ono Pharmaceutical Co. Ltd..............     1,118,095
  12,840    Orix Corp...............................     1,899,211
  12,400    Paris Miki, Inc.........................       808,657
 177,000    Q.P. Corp...............................     1,480,507
 144,000    Rengo Co. Ltd...........................       781,211
  87,000    Ricoh Co. Ltd...........................     1,845,990
   9,000    Rohm Co. Ltd............................     2,636,926
 253,000    Sakura Bank Ltd.........................     1,752,743
 206,000    Sanyo Electric Co. Ltd..................     1,857,417
  38,000    Secom Co. Ltd...........................     2,783,422
  53,000    Sekisui House Ltd.......................       491,404
  32,000    Seven-Eleven Japan Co. Ltd..............     2,682,671
 103,000    Sharp Corp..............................     1,825,292
  60,000    Shin-Etsu Chemical Co. Ltd..............     3,050,896
   9,300    Softbank Corp...........................     1,265,725
  14,800    Sony Corp...............................     1,384,812
 229,000    Sumitomo Marine & Fire Insurance Co.
            Ltd.....................................     1,335,409
  61,000    Suzuki Motor Corp.......................       788,696
  43,000    Taisho Pharmaceutical Co. Ltd...........     1,544,350
  21,000    Taiyo Yuden Co. Ltd.....................     1,317,896
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
  32,000    Takeda Chemical Industries Ltd..........  $  2,105,005
  25,000    Terumo Corp.............................       848,259
 112,000    Toyota Motor Corp.......................     5,112,802
  47,000    Yamato Transport Co. Ltd................     1,170,502
                                                      ------------
                                                        95,462,937
                                                      ------------
            MALAYSIA--0.5%
  43,800    AMMB Holdings Berhad....................       146,384
  23,000    British American Tabacco Berhad.........       187,632
  19,200    Malayan Banking Berhad..................        77,811
 121,000    Public Bank Berhad......................       121,000
  58,000    Resorts World Berhad....................       158,737
 256,000    Sime Darby Berhad.......................       328,758
  20,000    Tanjong PLC.............................        47,895
 138,000    Tenaga Nasional Berhad..................       450,316
  55,000    The New Straits Times Press (M)
            Berhad..................................       130,263
                                                      ------------
                                                         1,648,796
                                                      ------------
            NETHERLANDS--8.4%
  36,416    Aegon NV................................     1,300,896
  66,130    Ahold NV................................     1,954,172
  38,110    Akzo Nobel NV...........................     1,625,510
  78,000    CMG PLC.................................     1,106,489
  63,957    Fortis (NL) NV..........................     1,869,116
  30,112    ING Groep NV............................     2,043,448
  31,050    KPN NV..................................     1,394,319
  43,371    Numico NV...............................     2,066,078
  78,200    Philips Electronics NV..................     3,702,751
  93,110    Royal Dutch Petroleum Co................     5,809,893
  26,740    Unilever NV.............................     1,231,532
  26,500    VNU NV..................................     1,374,149
                                                      ------------
                                                        25,478,353
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            NEW ZEALAND--0.2%
  44,269    Fisher & Paykel Industries Ltd..........  $    139,624
 158,699    Fletcher Challenge Energy...............       519,210
   1,155    Telecom Corp. of New Zealand Ltd........         4,051
                                                      ------------
                                                           662,885
                                                      ------------
            NORWAY--0.4%
  49,922    Tomra Systems ASA.......................     1,328,691
                                                      ------------
            PHILIPPINES--0.0%
1,750,000   Pryce Corp.*............................        40,076
                                                      ------------
            PORTUGAL--0.2%
  12,025    PT - Multimedia.com - Servicos de Acesso
            a Internet, S.G.P.S. SA*................        92,553
  12,025    PT Multimedia - Servicos de
            Telecomunicacoes e Multimedia S.G.P.S.
            SA*.....................................       599,348
                                                      ------------
                                                           691,901
                                                      ------------
            SINGAPORE--0.7%
   8,000    Chartered Semiconductor Manufacturing
            Ltd.*...................................        69,867
  47,000    City Developments Ltd...................       182,128
  28,000    DBS Group Holdings Ltd..................       359,514
 135,000    DBS Land Ltd............................       174,899
 142,218    Neptune Orient Lines Ltd.*..............       131,607
  35,173    Overseas Union Bank Ltd.................       136,298
  64,800    Overseas-Chinese Banking Corp. Ltd......       445,992
  12,000    Parkway Holdings Ltd....................        30,677
  28,000    Singapore Airlines Ltd..................       276,923
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)

 185,000    Singapore Technologies Engineering
            Ltd.....................................  $    271,776
  54,000    Singapore Telecommunications Ltd........        79,017
                                                      ------------
                                                         2,158,698
                                                      ------------
            SOUTH KOREA--0.2%
   2,021    Samsung Electronics Co..................       668,818
                                                      ------------
            SPAIN--3.1%
 146,850    Amadeus Global Travel Distribution
            SA*.....................................     1,682,026
 194,670    Banco Bilbao Vizcaya Argentaria SA*.....     2,920,143
 123,450    Banco Santander Central Hispano SA......     1,307,507
 156,890    Telefonica SA*..........................     3,383,519
                                                      ------------
                                                         9,293,195
                                                      ------------
            SWEDEN--3.3%
 100,160    Skandia Forsakrings AB..................     2,660,732
 376,108    Ericsson AB, B Shares...................     7,482,710
                                                      ------------
                                                        10,143,442
                                                      ------------
            SWITZERLAND--3.8%
   6,751    ABB Ltd.................................       810,610
   1,619    Adecco SA...............................     1,379,948
   6,365    Credit Suisse Group.....................     1,270,182
     214    Givaudan*...............................        65,341
     565    Nestle SA...............................     1,134,447
   2,510    Novartis AG.............................     3,988,586
     187    Roche Holding AG........................     1,826,185
   2,300    Zurich Allied AG........................     1,140,028
                                                      ------------
                                                        11,615,327
                                                      ------------
            THAILAND--0.0%
  40,600    ABN Amro Asia Securities Public Co.
            Ltd.....................................        18,113
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM--13.8%
  69,140    Barclays PLC............................  $  1,716,464
 771,500    BP PLC..................................     7,404,345
 140,580    British Telecommunications PLC..........     1,817,368
  62,900    Cable & Wireless PLC....................     1,068,329
 640,500    Centrica PLC............................     2,123,365
 106,995    Compass Group PLC.......................     1,411,537
 188,363    Dixons Group PLC........................       767,025
  20,163    Energis PLC*............................       756,341
 125,475    Glaxo Wellcome PLC......................     3,656,364
 107,833    HSBC Holdings PLC.......................     1,234,056
 372,020    Invensys PLC............................     1,395,216
 121,677    Kingfisher PLC..........................     1,105,150
 152,225    Lloyds TSB Group PLC....................     1,442,520
  51,719    Pearson PLC.............................     1,624,537
 108,973    SEMA Group PLC..........................     1,532,484
 187,340    SmithKline Beecham PLC..................     2,461,567
2,047,020   Vodafone AirTouch PLC...................     8,304,592
 148,915    WPP Group PLC...........................     2,162,942
                                                      ------------
                                                        41,984,202
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $261,194,379).....................   295,168,947
                                                      ------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            WARRANTS--0.0%
            GERMANY--0.0%
      50    Muenchener Rueckversicherungs -
            Gesellschaft AG expiring 6/30/2002
            (Cost $2,030)...........................  $      4,073
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $261,196,409)(b)--96.8%...........   295,173,020
            Other assets less liabilities--3.2%.....     9,670,535
                                                      ------------
            NET ASSETS--100.0%......................  $304,843,555
                                                      ============

FDR  FINNISH DEPOSITARY RECEIPT
*    NON-INCOME PRODUCING SECURITY.
(a)  SECURITY IS CONSIDERED A PREFERRED ORDINARY SHARE WITH LIMITED VOTING
     RIGHTS.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $33,976,611 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $50,178,006 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $16,201,395.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Advertising and Marketing Services......  $  2,162,942        0.7%
Aerospace and Defense...................       587,321        0.2
Appliances..............................       139,624        0.1
Automobiles and Trucks..................     1,798,803        0.6
Automotive..............................     6,612,695        2.2
Bank Holding Companies..................     4,383,751        1.4
Banking.................................    18,424,465        6.0
Banks--Foreign Institutions.............       121,000        0.0
Banks--Money Center.....................     6,351,754        2.1
Brokerage Services......................     2,024,479        0.7
Building Materials......................     4,609,518        1.5
Building and Building Products..........     1,019,186        0.3
Business Equipment and Services.........     1,845,990        0.6
Chemicals--Basic........................     2,209,725        0.7
Chemicals--Diversified..................     5,580,748        1.8
Chemicals--Petroleum and Inorganic......        62,007        0.0
Chemicals--Specialty....................     1,480,507        0.5
Commercial Services.....................       737,205        0.2
Computer Services.......................     2,662,705        0.9
Computers...............................     1,605,123        0.5
Computers--Software & Peripherals.......    13,320,309        4.4
Conglomerates...........................     3,618,449        1.2
Consumer Staples........................       419,899        0.1
Cosmetics and Toiletries................        65,341        0.0
Defense.................................       271,776        0.1
Electrical Equipment....................     1,486,669        0.5
Electrical and Electronic Equipment.....     4,857,756        1.6
Electronic Equipment & Components.......    22,134,603        7.3
Electronics.............................     1,198,337        0.4
Energy..................................     5,279,958        1.7
Engineering.............................       810,610        0.3
Entertainment...........................       372,199        0.1
Environment Managment...................     1,328,691        0.4
Finance Companies.......................     1,349,653        0.4
Financial Services......................     3,282,496        1.1
Financial Services--Diversified.........     3,768,327        1.2
Food & Beverages........................     4,407,043        1.4
Food Processing.........................     1,954,172        0.6
Food Products...........................     2,066,078        0.7
Forest and Paper Products...............     2,291,952        0.8
Health & Medical Facilities.............        30,677        0.0

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Health Care Products and Services.......  $  2,105,005       0.7%
Healthcare..............................     3,309,826       1.1
Holdings Companies--Diversified.........       495,042       0.2
Human Resources.........................     1,379,948       0.5
Insurance...............................     8,284,682       2.7
Insurance--Health, Life & Multi--Line...     1,300,896       0.4
Insurance--Multi--Line..................     2,364,441       0.8
Leisure and Recreation Products.........        47,895       0.0
Machinery & Engineering.................       131,607       0.1
Machinery & Equipment...................     5,575,200       1.8
Manufacturing--Miscellaneous............     1,402,281       0.5
Media...................................     4,457,412       1.5
Medical Care & Products.................     1,909,385       0.6
Medical Products and Supplies...........     2,442,228       0.8
Metal--Non--Ferrous.....................       569,807       0.2
Multi--Industry.........................     1,359,532       0.4
Oil and Gas.............................     8,691,693       2.9
Oil.....................................     7,404,345       2.4
Pharmaceuticals.........................    10,562,536       3.5
Publishing..............................     4,756,776       1.6
Real Estate Development.................     1,882,432       0.6
Retail--Department Stores...............     4,080,534       1.3
Retail--Food Stores.....................     2,260,619       0.7
Retail--Specialty Stores................     3,830,064       1.3
Retailing...............................     3,619,952       1.2
Steel...................................       779,831       0.3
Telecommunications......................    56,747,512      18.6
Telecommunications--Non--U.S............       264,583       0.1
Trading Companies.......................        52,519       0.0
Transportation..........................       392,169       0.1
Transportation Services.................     1,170,502       0.4
Transportation: Air.....................       203,905       0.1
Travel Services.........................     1,682,026       0.6
Utilities...............................       631,925       0.2
Utilities--Gas..........................     2,267,827       0.7
Utilities--Telecommunications...........     2,148,051       0.7
Utilities--Water........................     3,501,747       1.1
Water Projects..........................     1,699,042       0.6
Wholesale Trade--Miscellaneous..........       672,700       0.2
                                          ------------   -------
Total Value of Investments..............   295,173,020      96.8
Other assets less liabilities...........     9,670,535       3.2
                                          ------------   -------
Net Assets..............................  $304,843,555     100.0%
                                          ============   =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at value, (Cost $261,196,409).....................................  $  295,173,020
  Cash..........................................................................       3,031,657
  Receivables:
    Currency contracts sold.....................................................       4,782,485
    Investments sold............................................................       4,708,508
    Dividends...................................................................         648,111
    Capital stock sold..........................................................         309,621
  Deferred organization costs and other assets..................................           7,871
                                                                                  --------------
    TOTAL ASSETS................................................................     308,661,273
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       1,882,466
    Currency contracts purchased................................................       1,212,403
    Services provided by the Bank of New York and Administrator.................         239,057
  Capital stock repurchased.....................................................         381,263
  Accrued expenses and other liabilities........................................         102,529
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       3,817,718
                                                                                  --------------
NET ASSETS:.....................................................................  $  304,843,555
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       19,666
  Capital surplus...............................................................     245,664,741
  Undistributed net investment income...........................................         569,404
  Accumulated net realized gain on investments..................................      24,705,584
  Net unrealized appreciation on investments....................................      33,976,611
  Net unrealized depreciation on foreign currency denominated assets and
    liabilities.................................................................         (92,451)
                                                                                  --------------
NET ASSETS......................................................................  $  304,843,555
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  296,501,437
                                                                                  ==============
  Shares outstanding............................................................      19,123,919
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        15.50
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    8,342,118
                                                                                  ==============
  Shares outstanding............................................................         542,134
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        15.39
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $240,352)......................  $    2,069,191
  Interest......................................................................         264,621
                                                                                  --------------
    TOTAL INCOME................................................................       2,333,812
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,249,319
  Administration................................................................         293,957
  12b-1 fee--Investor Shares....................................................          14,883
  Custodian.....................................................................          68,085
  Transfer agent................................................................          50,834
  Accounting services...........................................................          38,833
  Registration and filings......................................................          11,508
  Reports to shareholders.......................................................           6,149
  Audit.........................................................................           4,344
  Legal.........................................................................           3,865
  Insurance.....................................................................           2,965
  Directors.....................................................................           2,700
  Organization..................................................................           2,002
  Cash management...............................................................           1,803
  Other.........................................................................          14,473
                                                                                  --------------
    TOTAL EXPENSES..............................................................       1,765,720
  Earnings credit adjustment (Note 3)...........................................             (14)
                                                                                  --------------
    NET EXPENSES................................................................       1,765,706
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................         568,106
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.................................................................      13,225,967
    Foreign currency transactions...............................................        (509,255)
                                                                                  --------------
  Net realized gain on investments and foreign currency transactions............      12,716,712
                                                                                  --------------
  Decrease in unrealized appreciation on:
    Investments.................................................................     (48,753,440)
    Foreign currency denominated assets and liabilities.........................         (29,192)
                                                                                  --------------
  Net unrealized loss on investments and foreign currency denominated assets and
    liabilities during the period...............................................     (48,782,632)
                                                                                  --------------
  Net realized and unrealized loss on investments and foreign currency
    transactions................................................................     (36,065,920)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $  (35,497,814)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................   $     568,106      $       7,029
  Net realized gain on investments and foreign currency transactions............      12,716,712         34,323,988
  Increase (decrease) in unrealized appreciation (depreciation) on investments
    and foreign currency denominated assets and liabilities during the period...     (48,782,632)        51,887,570
                                                                                   -------------      -------------
    Net increase (decrease) in net assets resulting from operations.............     (35,497,814)        86,218,587
                                                                                   -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................              --           (495,845)
                                      Investor Shares...........................              --             (1,523)
  Distributions from capital gains:
                               Institutional Shares.............................              --        (10,390,044)
                               Investor Shares..................................              --           (331,182)
                                                                                   -------------      -------------
                                                                                              --        (11,218,594)
                                                                                   -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................     184,759,261        204,005,338
                               Investor Shares..................................     180,050,455        131,551,449
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................              --          7,833,763
                    Investor Shares.............................................              --            332,070
  Cost of capital stock repurchased:
                                Institutional Shares............................    (125,957,017)      (186,743,669)
                                Investor Shares.................................    (184,118,729)      (129,125,341)
                                                                                   -------------      -------------
    Increase in net assets resulting from capital stock transactions............      54,733,970         27,853,610
                                                                                   -------------      -------------
      INCREASE IN NET ASSETS....................................................      19,236,156        102,853,603
NET ASSETS:
  Beginning of year.............................................................     285,607,399        182,753,796
                                                                                   -------------      -------------
  End of period (including undistributed net investment income of $569,404 at
    June 30, 2000 and $1,298 at December 31, 1999)..............................   $ 304,843,555      $ 285,607,399
                                                                                   =============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................      11,271,824         14,461,518
             Investor Shares....................................................      11,136,409          9,214,607
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................              --            473,630
                    Investor Shares.............................................              --             20,199
  Shares repurchased:
                   Institutional Shares.........................................      (7,605,503)       (13,228,139)
                   Investor Shares..............................................     (11,276,923)        (8,972,084)
                                                                                   -------------      -------------
    Net increase................................................................       3,525,807          1,969,731
  Shares outstanding, beginning of year.........................................      16,140,246         14,170,515
                                                                                   -------------      -------------
  Shares outstanding, end of period.............................................      19,666,053         16,140,246
                                                                                   =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                         ----------------------------------------------

                                         SIX MONTHS
                                            ENDED
                                          JUNE 30,          YEAR ENDED DECEMBER 31,
                                            2000         ------------------------------
                                         (UNAUDITED)         1999             1998
                                         -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  17.70         $  12.90         $  10.69
                                          --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      0.03               --             0.03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................     (2.23)            5.55             2.20
                                          --------         --------         --------
  Total from investment operations......     (2.20)            5.55             2.23
                                          --------         --------         --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        --            (0.03)           (0.02)
Distributions from capital gains........        --            (0.72)              --
                                          --------         --------         --------
  Total dividends and distributions.....        --            (0.75)           (0.02)
                                          --------         --------         --------
Net asset value at end of period........  $  15.50         $  17.70         $  12.90
                                          ========         ========         ========
TOTAL RETURN:...........................    (12.43)%**        43.45%           20.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $296,501         $273,597         $177,363
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.19%***         1.24%            1.27%
  Expenses, prior to waiver from The
    Bank of New York....................      1.19%***         1.24%            1.32%
  Net investment income
    net of waiver from The Bank of
    New York............................      0.40%***         0.01%            0.54%
Portfolio turnover rate.................        30%              84%              75%

                                          INSTITUTIONAL SHARES
                                          --------------
                                             FOR THE
                                              PERIOD
                                          APRIL 1, 1997*
                                             THROUGH
                                           DECEMBER 31,
                                               1997
                                          --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.00
                                              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................         0.67
                                              -------
  Total from investment operations......         0.69
                                              -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....           --
Distributions from capital gains........           --
                                              -------
  Total dividends and distributions.....           --
                                              -------
Net asset value at end of period........      $ 10.69
                                              =======
TOTAL RETURN:...........................         6.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $94,806
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.26%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.49%***
  Net investment income
    net of waiver from The Bank of
    New York............................         0.26%***
Portfolio turnover rate.................           36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                                        INVESTOR SHARES
                                         ----------------------------------------------

                                         SIX MONTHS
                                            ENDED
                                          JUNE 30,          YEAR ENDED DECEMBER 31,
                                            2000         ------------------------------
                                         (UNAUDITED)         1999             1998
                                         -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  17.59         $  12.84         $ 10.66
                                          --------         --------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............      0.01            (0.04)           0.03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................     (2.21)            5.51            2.17
                                          --------         --------         -------
  Total from investment operations......     (2.20)            5.47            2.20
                                          --------         --------         -------
DIVIDENDS
Dividends from net investment income....        --               --           (0.02)
Distributions from capital gains........        --            (0.72)             --
                                          --------         --------         -------
  Total dividends and distributions.....        --            (0.72)          (0.02)
                                          --------         --------         -------
Net asset value at end of period........  $  15.39         $  17.59         $ 12.84
                                          ========         ========         =======
TOTAL RETURN:...........................    (12.51)%**        43.00%          20.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $  8,342         $ 12,010         $ 5,391
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.39%***         1.52%           1.52%
  Expenses, prior to waiver from The
    Bank of New York....................      1.39%***         1.55%           1.65%
  Net investment income
    net of waiver from The Bank of
    New York............................      0.09%***        (0.27)%          0.32%
Portfolio turnover rate.................        30%              84%             75%

                                          INVESTOR SHARES
                                          ------------
                                            FOR THE
                                             PERIOD
                                          MAY 1, 1997*
                                            THROUGH
                                          DECEMBER 31,
                                              1997
                                          ------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $ 10.19
                                            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............       0.02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................       0.45
                                            -------
  Total from investment operations......       0.47
                                            -------
DIVIDENDS
Dividends from net investment income....         --
Distributions from capital gains........         --
                                            -------
  Total dividends and distributions.....         --
                                            -------
Net asset value at end of period........    $ 10.66
                                            =======
TOTAL RETURN:...........................       4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................    $ 2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       1.52%***
  Expenses, prior to waiver from The
    Bank of New York....................       1.75%***
  Net investment income
    net of waiver from The Bank of
    New York............................       0.33%***
Portfolio turnover rate.................         36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS--72.0%
              BANKING AND FINANCE--3.7%
    380,000   Mellon Financial Corp..................................   $ 13,846,250
    125,000   Northern Trust Corp....................................      8,132,812
                                                                        ------------
                                                                          21,979,062
                                                                        ------------
              BEVERAGES, FOOD AND TOBACCO--0.8%
    250,000   Ralston-Ralston Purina Group...........................      4,984,375
                                                                        ------------
              CHEMICALS--1.0%
    130,000   duPont (E.I.) de Nemours & Co..........................      5,687,500
                                                                        ------------
              COMMUNICATIONS EQUIPMENT AND SYSTEMS--1.4%
    160,000   Nokia Corp. ADR........................................      7,990,000
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--5.5%
     80,000   AMFM, Inc.*............................................      5,520,000
     91,100   Clear Channel Communications, Inc.*....................      6,832,500
    200,000   Comcast Corp., Class A*................................      8,100,000
     90,000   Infinity Broadcasting Corp., Series A*.................      3,279,375
    150,000   Seagram Co. Ltd........................................      8,700,000
                                                                        ------------
                                                                          32,431,875
                                                                        ------------
              COMPUTERS--MICRO--2.0%
    130,000   Sun Microsystems, Inc.*................................     11,821,875
                                                                        ------------
              COMPUTERS--SOFTWARE AND
              PERIPHERALS--4.1%
    140,000   Cisco Systems, Inc.*...................................      8,898,750
    200,000   EMC Corp.*.............................................     15,387,500
                                                                        ------------
                                                                          24,286,250
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              CONGLOMERATES--2.2%
    250,000   General Electric Co....................................   $ 13,250,000
                                                                        ------------
              ELECTRONIC EQUIPMENT AND COMPONENTS--2.9%
    150,000   Emerson Electric Co....................................      9,056,250
    200,000   Solectron Corp.*.......................................      8,375,000
                                                                        ------------
                                                                          17,431,250
                                                                        ------------
              FINANCIAL SERVICES--4.9%
    187,500   Chase Manhattan Corp...................................      8,636,719
     70,000   Merrill Lynch & Co., Inc...............................      8,050,000
    150,000   Morgan Stanley Dean Witter & Co........................     12,487,500
                                                                        ------------
                                                                          29,174,219
                                                                        ------------
              HEALTH CARE PRODUCTS AND SERVICES--3.8%
    169,200   Johnson & Johnson......................................     17,237,250
    100,000   Medtronic, Inc.........................................      4,981,250
                                                                        ------------
                                                                          22,218,500
                                                                        ------------
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.4%
    140,000   Colgate-Palmolive Co...................................      8,382,500
                                                                        ------------
              INSURANCE--0.8%
     40,000   American International Group, Inc......................      4,700,000
                                                                        ------------
              OIL & GAS--8.9%
    200,000   BP Amoco PLC ADR.......................................     11,312,500
    162,400   Exxon Mobil Corp.......................................     12,748,400
     90,000   Schlumberger Ltd.......................................      6,716,250
    150,000   Total Fina Elf SA ADR..................................     11,521,875
    245,000   Williams Cos., Inc.....................................     10,213,437
                                                                        ------------
                                                                          52,512,462
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS--3.4%
    180,000   Bristol-Myers Squibb Co................................   $ 10,485,000
    200,000   Pfizer, Inc............................................      9,600,000
                                                                        ------------
                                                                          20,085,000
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--9.8%
    175,000   Apartment Investment & Management Co...................      7,568,750
    200,000   Avalonbay Communities, Inc.............................      8,350,000
    320,000   Duke-Weeks Realty Corp.................................      7,160,000
    200,000   Equity Office Properties Trust.........................      5,512,500
    135,000   Equity Residential Properties Trust....................      6,210,000
    240,000   General Growth Properties, Inc.........................      7,620,000
     74,900   Kimco Realty Corp......................................      3,070,900
    150,000   Plum Creek Timber Co., Inc.............................      3,900,000
    400,000   ProLogis Trust.........................................      8,525,000
                                                                        ------------
                                                                          57,917,150
                                                                        ------------
              RETAIL--DISCOUNT STORES--0.7%
    132,500   Costco Wholesale Corp.*................................      4,372,500
                                                                        ------------
              RETAIL--SPECIALTY STORES--2.0%
    170,000   Circuit City Stores-Circuit City Group.................      5,641,875
    150,000   Lowe's Cos., Inc.......................................      6,159,375
                                                                        ------------
                                                                          11,801,250
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS--7.4%
    150,000   AT&T Corp..............................................   $  4,743,750
    150,000   BellSouth Corp.........................................      6,393,750
     65,000   Corning, Inc...........................................     17,541,875
    100,000   Lucent Technologies, Inc...............................      5,925,000
    210,000   SBC Communications, Inc................................      9,082,500
                                                                        ------------
                                                                          43,686,875
                                                                        ------------
              UTILITIES--GAS & ELECTRIC--4.5%
    190,000   Enron Corp.............................................     12,255,000
    200,000   Montana Power Co.......................................      7,062,500
     75,000   TXU Corp...............................................      2,212,500
    125,000   Unicom Corp............................................      4,835,938
                                                                        ------------
                                                                          26,365,938
                                                                        ------------
              UTILITIES--WATER--0.8%
    192,100   American Water Works Co., Inc..........................      4,802,500
                                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $293,889,450)....................................    425,881,081
                                                                        ------------

              CONVERTIBLE PREFERRED
              STOCKS--13.9%
              COMMUNICATIONS EQUIPMENT AND SYSTEMS--0.7%
    120,000   PSINet, Inc............................................      4,095,000
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.2%
     51,000   MediaOne Group PIES(a).................................      4,586,812
     50,000   Seagram Co., Ltd. (Canada) ACES........................      2,687,500
                                                                        ------------
                                                                           7,274,312
                                                                        ------------
              CONTAINERS AND PACKAGING--0.6%
     70,000   Sealed Air Corp., Series A.............................      3,543,750
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED
              STOCKS (CONTINUED)
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--0.5%
     33,000   Estee Lauder TRACES....................................   $  2,953,500
                                                                        ------------
              INSURANCE--2.7%
    200,000   MetLife Capital Trust I................................     13,837,500
     40,000   PLC Capital Trust II...................................      1,830,000
                                                                        ------------
                                                                          15,667,500
                                                                        ------------
              OIL & GAS--1.2%
    200,000   Coastal Corp...........................................      7,000,000
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--0.2%
     50,000   Apartment Investment & Management Co...................      1,368,750
                                                                        ------------
              RETAIL--GENERAL MERCHANDISE--0.5%
     80,000   Merrill Lynch DG STRYPES(b)............................      2,820,000
                                                                        ------------
              TECHNOLOGY INDUSTRIES--0.7%
     80,000   Titan Capital Trust**..................................      4,220,000
                                                                        ------------
              TELECOMMUNICATIONS--1.0%
    100,000   Global Telesystems Group(c)............................      2,250,000
     20,000   TCI Pacific Communications, Inc........................      3,861,250
                                                                        ------------
                                                                           6,111,250
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED
              STOCKS (CONTINUED)
              UTILITIES--GAS & ELECTRIC--4.6%
    170,000   AES Trust III..........................................   $ 12,155,000
    225,000   Enron Corp.............................................      6,975,000
    100,000   NiSource, Inc..........................................      3,956,250
    100,000   TXU Corp...............................................      3,887,500
                                                                        ------------
                                                                          26,973,750
                                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $75,856,580).....................................     82,027,812
                                                                        ------------

 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE BONDS--11.4%
              COMMUNICATIONS EQUIPMENT AND SYSTEMS--2.5%
$ 5,000,000   Efficient Networks, Inc., 5.00%, 3/15/05**.............      3,631,250
  2,000,000   Exodus Communications, Inc., 4.75%, 7/15/08............      2,860,000
  2,000,000   Level One Communications, Inc., 4.00%, 9/01/04(d)......      8,475,000
                                                                        ------------
                                                                          14,966,250
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.3%
  1,500,000   Imax Corp. (Canada), 5.75%, 4/01/03....................      1,702,500
                                                                        ------------
              COMPUTERS--SOFTWARE AND PERIPHERALS--2.2%
  1,100,000   VERITAS Software Corp., 5.25%, 11/01/04................     13,011,625
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              ELECTRONIC EQUIPMENT AND COMPONENTS--1.3%
$ 1,500,000   Cypress Semiconductor Corp., 4.00%, 2/01/05............   $  1,726,875
  1,000,000   Cypress Semiconductor Corp., 3.75%, 7/01/05............        976,250
  5,000,000   SCI Systems, Inc.,
              3.00%, 3/15/07.........................................      4,931,250
                                                                        ------------
                                                                           7,634,375
                                                                        ------------
              MEDIA--0.8%
  3,750,000   Clear Channel Communications, Inc., 2.625%, 4/01/03....      4,851,563
                                                                        ------------
              OIL & GAS--1.0%
  5,000,000   Kerr-McGee Corp.,
              5.25%, 2/15/10.........................................      5,781,250
                                                                        ------------
              PHARMACEUTICALS--2.2%
  3,000,000   Alkermes, Inc.,
              3.75%, 2/15/07.........................................      2,475,000
  5,100,000   ALZA Corp.,
              5.00%, 5/01/06.........................................      8,051,625
  2,000,000   Human Genome Sciences, Inc., 5.00%, 2/01/07............      2,642,500
                                                                        ------------
                                                                          13,169,125
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--0.3%
  2,000,000   Pinnacle Holdings, Inc., 5.50%, 9/15/07**..............      1,682,500
                                                                        ------------
              TELECOMMUNICATIONS--0.8%
  5,000,000   Level 3 Communications, Inc., 6.00%, 3/15/10...........      4,525,000
                                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $50,267,008).....................................     67,324,188
                                                                        ------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              MONEY MARKET FUND--2.9%
$   995,590   ACM Institutional Reserves (Government Portfolio),
              6.31%(e)...............................................   $    995,590
 16,497,400   ACM Institutional Reserves (Prime Portfolio),
              6.52%(e)...............................................     16,497,400
                                                                        ------------
              TOTAL MONEY MARKET FUND
              (Cost $17,492,990).....................................     17,492,990
                                                                        ------------
              TOTAL INVESTMENTS
              (Cost $437,506,028)(f)--100.2%.........................    592,726,071
              Liabilities in excess of
              other assets--(0.2%)...................................     (1,234,733)
                                                                        ------------
              NET ASSETS--100.0%.....................................   $591,491,338
                                                                        ============

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITARY RECEIPT.
PIES PREMIUM INCOME EXCHANGEABLE SECURITIES.
STRYPES STRUCTURED YIELD PRODUCT EXCHANGEABLE FOR STOCK.
TRACES TRUST AUTOMATIC COMMON EXHCANGE SECURITIES.
*    NON-INCOME PRODUCING SECURITY
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO AIRTOUCH COMMUNICATIONS, INC. COMMON STOCK.
(b)  CONVERTIBLE TO DOLLAR GENERAL CORP. COMMON STOCK.
(c)  CONVERTIBLE TO AT&T CORP. COMMON STOCK.
(d)  CONVERTIBLE TO INTEL COMMON STOCK.
(e)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(f) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $155,220,043 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $184,655,887 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $29,435,844.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $437,506,028).........................................................  $592,726,071
  Receivables:
    Investments sold............................................................    3,197,930
    Dividends...................................................................      719,112
    Interest....................................................................      709,069
    Capital stock sold..........................................................       11,245
  Other assets..................................................................        1,555
                                                                                  -----------
    TOTAL ASSETS................................................................  597,364,982
                                                                                  -----------
LIABILITIES:
  Due to custodian..............................................................       20,120
  Payables:
    Investments purchased.......................................................    5,193,065
    Services provided by the Bank of New York and Administrator.................      424,538
    Capital stock repurchased...................................................      143,357
  Accrued expenses and other liabilities........................................       92,564
                                                                                  -----------
    TOTAL LIABILITIES...........................................................    5,873,644
                                                                                  -----------
NET ASSETS:.....................................................................  $591,491,338
                                                                                  ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    34,170
  Capital surplus...............................................................  380,112,365
  Undistributed net investment income...........................................      735,737
  Accumulated net realized gain on investments..................................   55,389,023
  Net unrealized appreciation on investments....................................  155,220,043
                                                                                  -----------
NET ASSETS......................................................................  $591,491,338
                                                                                  ===========
INSTITUTIONAL SHARES:
  Net assets....................................................................  $554,185,060
                                                                                  ===========
  Shares outstanding............................................................   32,008,887
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $     17.31
                                                                                  ===========
INVESTOR SHARES:
  Net assets....................................................................  $37,306,278
                                                                                  ===========
  Shares outstanding............................................................    2,160,888
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $     17.26
                                                                                  ===========
Institutional Shares authorized @ $.001 par value...............................  200,000,000
Investor Shares authorized @ $.001 par value....................................  200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $7,425)........................  $  6,138,754
  Interest......................................................................     1,627,773
                                                                                  ------------
    TOTAL INCOME................................................................     7,766,527
                                                                                  ------------
EXPENSES:
  Advisory......................................................................     1,753,856
  Administration................................................................       584,618
  12b-1 fee--Investor Shares....................................................        45,928
  Transfer agent................................................................        64,853
  Custodian.....................................................................        31,542
  Accounting services...........................................................        29,880
  Reports to shareholders.......................................................         7,701
  Legal.........................................................................         7,396
  Audit.........................................................................         6,894
  Insurance.....................................................................         5,064
  Registration and filings......................................................         3,627
  Directors.....................................................................         2,697
  Cash management...............................................................           190
  Other.........................................................................        14,131
                                                                                  ------------
    TOTAL EXPENSES..............................................................     2,558,377
  Earnings credit adjustment (Note 3)...........................................       (20,149)
                                                                                  ------------
    NET EXPENSES................................................................     2,538,228
                                                                                  ------------
    NET INVESTMENT INCOME.......................................................     5,228,299
                                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................    36,737,972
    Written call options........................................................     1,793,128
                                                                                  ------------
  Net realized gain on investments..............................................    38,531,100
                                                                                  ------------
  Decrease in unrealized appreciation on:
    Investments.................................................................   (10,778,208)
    Written call options........................................................       (75,170)
                                                                                  ------------
  Net unrealized loss on investments during the period..........................   (10,853,378)
                                                                                  ------------
  Net realized and unrealized gain on investments...............................    27,677,722
                                                                                  ------------
  Net increase in net assets resulting from operations..........................  $ 32,906,021
                                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  ------------------
OPERATIONS:
  Net investment income.........................................................    $  5,228,299       $  9,111,350
  Net realized gain on investments..............................................      38,531,100         76,047,937
  Decrease in unrealized appreciation on investments during the period..........     (10,853,378)        (7,616,184)
                                                                                    ------------       ------------
    Net increase in net assets resulting from operations........................      32,906,021         77,543,103
                                                                                    ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (4,692,504)        (8,805,615)
                                      Investor Shares...........................        (271,201)          (532,118)
  Distributions from capital gains:
                               Institutional Shares.............................              --        (61,575,721)
                               Investor Shares..................................              --         (4,337,545)
                                                                                    ------------       ------------
                                                                                      (4,963,705)       (75,250,999)
                                                                                    ------------       ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      35,980,760         42,581,377
                               Investor Shares..................................       6,353,926         37,448,839
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................       1,517,570         63,410,942
                    Investor Shares.............................................         257,222          4,717,807
  Cost of capital stock repurchased:
                                Institutional Shares............................     (56,723,803)       (88,989,154)
                                Investor Shares.................................      (9,081,130)       (41,662,270)
                                                                                    ------------       ------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions..............................................................     (21,695,455)        17,507,541
                                                                                    ------------       ------------
      INCREASE IN NET ASSETS....................................................       6,246,861         19,799,645
NET ASSETS:
  Beginning of year.............................................................     585,244,477        565,444,832
                                                                                    ------------       ------------
  End of period (includes undistributed net investment income of $735,737 at
    June 30, 2000 and $471,143 at December 31, 1999)............................    $591,491,338       $585,244,477
                                                                                    ============       ============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       2,167,066          2,509,514
             Investor Shares....................................................         390,903          2,177,216
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................          90,835          3,942,795
                    Investor Shares.............................................          15,466            292,850
  Shares repurchased:
                   Institutional Shares.........................................      (3,390,890)        (5,188,493)
                   Investor Shares..............................................        (552,816)        (2,413,590)
                                                                                    ------------       ------------
    Net increase (decrease).....................................................      (1,279,436)         1,320,292
  Shares outstanding, beginning of year.........................................      35,449,211         34,128,919
                                                                                    ------------       ------------
  Shares outstanding, end of period.............................................      34,169,775         35,449,211
                                                                                    ============       ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
                                          -------------------------------------------------------------
                                                                   YEAR ENDED          FOR THE PERIOD
                                          SIX MONTHS ENDED        DECEMBER 31,         APRIL 1, 1997*
                                           JUNE 30, 2000    ------------------------       THROUGH
                                            (UNAUDITED)        1999         1998      DECEMBER 31, 1997
                                          ----------------  -----------  -----------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  16.51       $  16.57     $  15.54        $  14.21
                                              --------       --------     --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.15           0.28         0.28            0.25
Net realized and unrealized gain on
  investments...........................          0.79           2.02         1.73            3.25
                                              --------       --------     --------        --------
  Total from investment operations......          0.94           2.30         2.01            3.50
                                              --------       --------     --------        --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....         (0.14)         (0.29)       (0.27)          (0.24)
Distributions from capital gains........            --          (2.07)       (0.71)          (1.93)
                                              --------       --------     --------        --------
  Total dividends and distributions.....         (0.14)         (2.36)       (0.98)          (2.17)
                                              --------       --------     --------        --------
Net asset value at end of period........      $  17.31       $  16.51     $  16.57        $  15.54
                                              ========       ========     ========        ========
TOTAL RETURN:...........................          5.75%**       14.51%       13.18%          24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $554,185       $547,250     $528,233        $522,524
Ratio to average net assets of:
  Expenses..............................          0.85%***       0.87%        0.89%           0.87%***
  Net investment income.................          2.66%***       1.63%        1.77%           2.07%***
Portfolio turnover rate.................            23%            53%          39%             65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                                         INVESTOR SHARES
                                            -------------------------------------------------------------------------
                                            SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000      -----------------------------------------------------
                                              (UNAUDITED)        1999       1998       1997        1996        1995
                                            ----------------    -------    -------    -------    --------    --------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $ 16.47         $ 16.53    $ 15.53    $ 14.12    $  12.99    $  10.70
                                                -------         -------    -------    -------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.13            0.24       0.25       0.35        0.30        0.32
Net realized and unrealized gain on
  investments...........................           0.78            2.01       1.71       3.27        2.22        2.41
                                                -------         -------    -------    -------    --------    --------
  Total from investment operations......           0.91            2.25       1.96       3.62        2.52        2.73
                                                -------         -------    -------    -------    --------    --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....          (0.12)          (0.24)     (0.25)     (0.28)      (0.29)      (0.32)
Distributions from capital gains........             --           (2.07)     (0.71)     (1.93)      (1.10)      (0.12)
                                                -------         -------    -------    -------    --------    --------
  Total dividends and distributions.....          (0.12)          (2.31)     (0.96)     (2.21)      (1.39)      (0.44)
                                                -------         -------    -------    -------    --------    --------
Net asset value at end of period........        $ 17.26         $ 16.47    $ 16.53    $ 15.53    $  14.12    $  12.99
                                                =======         =======    =======    =======    ========    ========
TOTAL RETURN:+..........................           5.58%**        14.27%     12.82%     25.85%      19.58%      25.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................        $37,306         $37,994    $37,212    $34,213    $216,363    $169,841
Ratio to average net assets of:
  Expenses..............................           1.10%***        1.12%      1.17%      1.01%       0.97%       1.00%
  Net investment income.................           2.66%***        1.38%      1.50%      1.77%       2.17%       2.66%
Portfolio turnover rate.................             23%             53%        39%        65%         58%         58%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     ----------
           COMMON STOCKS--93.7%
           AEROSPACE AND DEFENSE--3.0%
     700   United Technologies Corp.........................  $   41,212
                                                              ----------
           AUTOMOTIVE--5.8%
     900   Ford Motor Co....................................      38,700
     900   TRW, Inc.........................................      39,037
     117   Visteon Corp.....................................       1,419
                                                              ----------
                                                                  79,156
                                                              ----------
           BANKING AND FINANCE--7.9%
   1,800   Banco Latinoamericano de Exportaciones, S.A......      49,837
   1,700   FleetBoston Financial Corp.......................      57,800
                                                              ----------
                                                                 107,637
                                                              ----------
           BUILDING MATERIALS--3.4%
   1,300   Florida Rock Industries, Inc.....................      46,312
                                                              ----------
           BUSINESS EQUIPMENT AND SERVICES--2.4%
   1,600   Xerox Corp.......................................      33,200
                                                              ----------
           COMPUTERS--MICRO--5.5%
     600   Hewlett-Packard Co...............................      74,925
                                                              ----------
           CONSUMER GOODS AND SERVICES--3.1%
     700   Eastman Kodak Co.................................      41,650
                                                              ----------
           ELECTRONIC EQUIPMENT AND COMPONENTS--0.8%
     152   Agilent Technologies, Inc.*......................      11,210
                                                              ----------
           FINANCIAL SERVICES--8.5%
   1,000   Citigroup, Inc...................................      60,250
   1,200   PNC Financial Services Group.....................      56,250
                                                              ----------
                                                                 116,500
                                                              ----------
           HEALTH CARE PRODUCTS AND
           SERVICES--3.7%
     500   Johnson & Johnson................................      50,937
                                                              ----------
NUMBER OF
 SHARES                                                         VALUE
---------                                                     ----------
           COMMON STOCKS (CONTINUED)
           MACHINERY AND EQUIPMENT--3.7%
   2,000   Grant Prideco, Inc.*.............................  $   50,000
                                                              ----------
           MANUFACTURING--10.0%
   1,000   Dover Corp.......................................      40,563
   1,400   Honeywell International, Inc.....................      47,163
     600   Minnesota Mining and Manufacturing Co............      49,500
                                                              ----------
                                                                 137,226
                                                              ----------
           OIL & GAS--13.4%
   2,000   Conoco, Inc......................................      44,000
     700   Royal Dutch Petroleum Co., NY Shares.............      43,094
   1,300   Tosco Corp.......................................      36,806
   1,500   Weatherford International, Inc.*.................      59,719
                                                              ----------
                                                                 183,619
                                                              ----------
           PHARMACEUTICALS--4.7%
   1,100   Bristol-Myers Squibb Co..........................      64,075
                                                              ----------
           RETAIL--DISCOUNT STORES--3.6%
   1,500   Costco Wholesale Corp.*..........................      49,500
                                                              ----------
           TELECOMMUNICATIONS--7.0%
   1,200   AT&T Corp........................................      37,950
   2,000   Motorola, Inc....................................      58,125
                                                              ----------
                                                                  96,075
                                                              ----------
           TRANSPORTATION--7.2%
   2,500   GulfMark Offshore, Inc.*.........................      61,250
   1,000   Union Pacific Corp...............................      37,188
                                                              ----------
                                                                  98,438
                                                              ----------
           TOTAL COMMON STOCKS
           (Cost $1,332,886)................................   1,281,672
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                         VALUE
---------                                                     ----------
           FEDERAL HOME LOAN MORTGAGE CORP.--7.3%
$100,000   0.00%, 7/03/00
           (Amortized cost $99,965).........................  $  100,000
                                                              ----------


           MONEY MARKET FUND--2.9%
  39,564   ACM Institutional Reserves (Government
           Portfolio), 6.33%(a).............................      39,564
      39   ACM Institutional Reserves (Prime Portfolio),
           6.52%(a).........................................          39
                                                              ----------
           TOTAL MONEY MARKET FUND
           (Cost $39,603)...................................      39,603
                                                              ----------
           TOTAL INVESTMENTS
           (Cost $1,472,454)(b)--103.9%.....................   1,421,275
           Liabilities in excess of
           other assets--(3.9%).............................     (53,755)
                                                              ----------
           NET ASSETS--100.0%...............................  $1,367,520
                                                              ==========

*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED DEPRECIATION WAS $51,179 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $55,790 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $106,969.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $1,472,454)...........................................................  $ 1,421,275
  Receivables:
    Capital stock sold..........................................................       84,954
    Investments sold............................................................       68,226
    Due from Advisor............................................................       17,458
    Dividends...................................................................        1,899
    Interest....................................................................          155
                                                                                  -----------
    TOTAL ASSETS................................................................    1,593,967
                                                                                  -----------
LIABILITIES:
  Due to custodian..............................................................       53,261
  Payables:
    Investments purchased.......................................................      159,506
    Services provided by the Bank of New York and Administrator.................        9,490
  Accrued expenses and other liabilities........................................        4,190
                                                                                  -----------
    TOTAL LIABILITIES...........................................................      226,447
                                                                                  -----------
NET ASSETS:.....................................................................  $ 1,367,520
                                                                                  ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       142
  Capital surplus...............................................................    1,418,475
  Undistributed net investment income...........................................           82
  Net unrealized depreciation on investments....................................      (51,179)
                                                                                  -----------
NET ASSETS......................................................................  $ 1,367,520
                                                                                  ===========
INSTITUTIONAL SHARES:
  Net assets....................................................................  $ 1,367,520
                                                                                  ===========
  Shares outstanding............................................................      142,045
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $      9.63
                                                                                  ===========
Institutional Shares authorized @ $.001 par value...............................  200,000,000

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

                            STATEMENT OF OPERATIONS
        FOR THE PERIOD APRIL 28, 2000* THROUGH JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $47)...........................  $ 4,396
  Interest......................................................................    4,179
                                                                                  -------
    TOTAL INCOME................................................................    8,575
                                                                                  -------
EXPENSES:
  Advisory......................................................................    1,261
  Administration................................................................      421
  Accounting services...........................................................   13,709
  Transfer agent................................................................    1,765
  Custodian.....................................................................    1,191
  Directors.....................................................................      957
  Audit.........................................................................      756
  Reports to shareholders.......................................................      544
  Registration and filings......................................................      192
  Legal.........................................................................       13
  Cash management...............................................................       13
  Other.........................................................................      225
                                                                                  -------
    TOTAL EXPENSES..............................................................   21,047
  Fees waived by the Bank of New York (Note 3)..................................  (18,719)
  Earnings credit adjustment (Note 3)...........................................     (647)
                                                                                  -------
    NET EXPENSES................................................................    1,681
                                                                                  -------
    NET INVESTMENT INCOME.......................................................    6,894
                                                                                  -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Unrealized loss on investments during the period..............................  (51,179)
                                                                                  -------
  Net decrease in net assets resulting from operations..........................  $(44,285)
                                                                                  =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE PERIOD
                                                                                     APRIL 28, 2000*
                                                                                  THROUGH JUNE 30, 2000
                                                                                       (UNAUDITED)
                                                                                  ---------------------
OPERATIONS:
  Net investment income.........................................................       $    6,894
  Increase in unrealized depreciation on investments during the period..........          (51,179)
                                                                                       ----------
    Net decrease in net assets resulting from operations........................          (44,285)
                                                                                       ----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income..........................................           (6,812)
                                                                                       ----------
                                                                                           (6,812)
                                                                                       ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares........................        1,411,954
  Proceeds from shares issued on reinvestment of dividends: Institutional
    Shares......................................................................            6,663
                                                                                       ----------
    Net increase in net assets resulting from capital stock transactions........        1,418,617
                                                                                       ----------
      INCREASE IN NET ASSETS....................................................        1,367,520
NET ASSETS:
  Beginning of period...........................................................               --
                                                                                       ----------
  End of period (includes undistributed net investment income of $82 at June 30,
    2000).......................................................................       $1,367,520
                                                                                       ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................          141,358
  Shares issued on reinvestment of dividends: Institutional Shares..............              687
                                                                                       ----------
    Net increase................................................................          142,045
  Shares outstanding, beginning of period.......................................               --
                                                                                       ----------
  Shares outstanding, end of period.............................................          142,045
                                                                                       ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   INSTITUTIONAL SHARES
                                                      FOR THE PERIOD
                                                     APRIL 28, 2000*
                                                  THROUGH JUNE 30, 2000
                                                       (UNAUDITED)
                                          --------------------------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................                  $10.00
                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................                    0.05
Net realized and unrealized loss on
  investments...........................                   (0.37)
                                                          ------
  Total from investment operations......                   (0.32)
                                                          ------
DIVIDENDS
Dividends from net investment income....                   (0.05)
                                                          ------
Net asset value at end of period........                  $ 9.63
                                                          ======
TOTAL RETURN:...........................                   (3.21)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................                  $1,368
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................                    0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................                    9.70%***
  Net investment income net of waiver
    from The Bank of New York...........                    3.28%***
Portfolio turnover rate.................                       0%

*    COMMENCMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                          VALUE
---------                                                     -----------
           COMMON STOCKS--102.6%
           ADVERTISING AND MARKETING
           SERVICES--0.3%
     100   Interpublic Group of Cos., Inc...................  $    4,300
      50   Omnicom Group, Inc...............................       4,453
      50   Young & Rubicam, Inc.............................       2,859
                                                              ----------
                                                                  11,612
                                                              ----------
           AEROSPACE AND DEFENSE--0.7%
      50   B.F. Goodrich Co.................................       1,703
     200   Boeing Co........................................       8,362
      50   General Dynamics Corp............................       2,612
     100   Lockheed Martin Corp.............................       2,481
      50   Northrop Grumman Corp............................       3,312
     100   Raytheon Co......................................       1,925
     150   United Technologies Corp.........................       8,831
                                                              ----------
                                                                  29,226
                                                              ----------
           AIRLINES--0.2%
      50   AMR Corp.........................................       1,322
      50   Delta Air Lines, Inc.............................       2,528
     150   Southwest Airlines Co............................       2,841
      50   USAirways Group, Inc.*...........................       1,950
                                                              ----------
                                                                   8,641
                                                              ----------
           ALUMINIUM, STEEL AND OTHER
           METALS--0.4%
      50   Alcan Aluminium Ltd..............................       1,550
     256   Alcoa, Inc.......................................       7,424
      50   Allegheny Technologies, Inc......................         900
      50   Bethlehem Steel Corp.*...........................         178
      50   Freeport-McMoRan Copper & Gold, Inc., Class B*...         462
      50   Inco Ltd.........................................         769
      50   Nucor Corp.......................................       1,659
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   Phelps Dodge Corp................................  $    1,859
      50   USX-U. S. Steel Group............................         928
                                                              ----------
                                                                  15,729
                                                              ----------
           AUTOMOTIVE--0.9%
      50   AutoZone, Inc.*..................................       1,100
      50   Dana Corp........................................       1,059
     150   Delphi Automotive Systems Corp...................       2,184
     300   Ford Motor Co....................................      12,900
     150   General Motors Corp..............................       8,709
      50   Harley-Davidson, Inc.............................       1,925
      50   Johnson Controls, Inc............................       2,566
      50   Navistar International Corp......................       1,553
      50   PACCAR, Inc......................................       1,984
      50   TRW, Inc.........................................       2,169
      52   Visteon Corp.*...................................         630
                                                              ----------
                                                                  36,779
                                                              ----------
           BANKING AND FINANCE--3.5%
     100   AmSouth Bancorp..................................       1,575
     550   Bank of America Corp.............................      23,650
     200   Bank of New York Co., Inc........................       9,300
     350   Bank One Corp....................................       9,297
     100   BB&T Corp........................................       2,387
      50   Charter One Financial, Inc.*.....................       1,150
      50   Comerica, Inc....................................       2,244
     100   Fifth Third Bancorp..............................       6,325
     300   First Union Corp.................................       7,444
     300   Firstar Corp.....................................       6,319
     250   FleetBoston Financial Corp.......................       8,500
      50   Golden West Financial Corp.......................       2,041
      50   Huntington Bancshares, Inc.......................         791
     100   KeyCorp..........................................       1,762

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     150   Mellon Financial Corp............................  $    5,466
     150   National City Corp...............................       2,559
      50   Northern Trust Corp..............................       3,253
      53   Old Kent Financial Corp..........................       1,404
      50   Regions Financial Corp...........................         994
      50   SouthTrust Corp..................................       1,131
      50   State Street Corp................................       5,303
      50   Summit Bancorp...................................       1,231
     100   SunTrust Banks, Inc..............................       4,569
     200   U.S. Bancorp.....................................       3,850
      50   Union Planters Corp..............................       1,397
      50   Wachovia Corp....................................       2,712
     150   Washington Mutual, Inc...........................       4,331
     500   Wells Fargo & Co.................................      19,375
                                                              ----------
                                                                 140,360
                                                              ----------
           BEVERAGES, FOOD AND TOBACCO--3.9%
      50   Adolph Coors Co., Class B........................       3,025
     150   Anheuser-Busch Cos., Inc.........................      11,203
     150   Archer-Daniels-Midland Co........................       1,472
     100   Bestfoods........................................       6,925
      50   Brown-Forman Corp., Class B......................       2,687
     100   Campbell Soup Co.................................       2,912
     800   Coca-Cola Co.....................................      45,950
     100   Coca-Cola Enterprises, Inc.......................       1,631
     150   ConAgra, Inc.....................................       2,859
      50   General Mills, Inc...............................       1,912
     100   H.J. Heinz Co....................................       4,375
      50   Hershey Foods Corp...............................       2,425
     100   Kellogg Co.......................................       2,975
     400   McDonald's Corp..................................      13,175
     100   Nabisco Group Holdings Corp......................       2,594
     450   PepsiCo, Inc.....................................      19,997
     700   Philip Morris Cos., Inc..........................      18,594
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   Quaker Oats Co...................................  $    3,756
     100   Ralston-Ralston Purina Group.....................       1,994
      50   SUPERVALU, Inc...................................         953
      50   UST, Inc.........................................         734
      50   Wm. Wrigley Jr. Co...............................       4,009
                                                              ----------
                                                                 156,157
                                                              ----------
           BIOSCIENCES--0.7%
     350   Amgen, Inc.*.....................................      24,587
      50   Biogen, Inc.*....................................       3,225
                                                              ----------
                                                                  27,812
                                                              ----------
           BUILDING AND BUILDING PRODUCTS--1.2%
      50   Armstrong Holdings, Inc..........................         766
      50   Ecolab, Inc......................................       1,953
      50   Georgia-Pacific Group............................       1,312
     750   Home Depot, Inc..................................      37,453
      50   Louisiana-Pacific Corp...........................         544
     100   Masco Corp.......................................       1,806
      50   Owens Corning....................................         462
      50   Sherwin-Williams Co..............................       1,059
      50   Vulcan Materials Co..............................       2,134
                                                              ----------
                                                                  47,489
                                                              ----------
           BUSINESS EQUIPMENT AND
           SERVICES--0.3%
      50   Convergys Corp.*.................................       2,594
       0   IKON Office Solutions, Inc.......................           0
      50   Lexmark International Group, Inc., Class A*......       3,362
      50   Pitney Bowes, Inc................................       2,000
     200   Xerox Corp.......................................       4,150
                                                              ----------
                                                                  12,106
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
           CHEMICALS--0.9%
      50   Air Products and Chemicals, Inc..................  $    1,541
      50   Ashland, Inc.....................................       1,753
     200   Dow Chemical Co..................................       6,037
     250   duPont (E.I.) de Nemours & Co....................      10,937
      50   Eastman Chemical Co..............................       2,387
      50   Great Lakes Chemical Corp........................       1,575
      50   Hercules, Inc....................................         703
      50   PPG Industries, Inc..............................       2,216
      50   Praxair, Inc.....................................       1,872
      50   Rohm and Haas Co.................................       1,725
      50   Sigma-Aldrich Corp...............................       1,462
      50   Union Carbide Corp...............................       2,475
      50   W.R. Grace & Co.*................................         606
                                                              ----------
                                                                  35,289
                                                              ----------
           COMMUNICATIONS, MEDIA AND ENTERTAINMENT--2.7%
     100   Clear Channel Communications, Inc.*..............       7,500
     250   Comcast Corp., Class A*..........................      10,125
     100   Gannett Co., Inc.................................       5,981
      50   McGraw-Hill Cos., Inc............................       2,700
      50   Meredith Corp....................................       1,687
     150   Seagram Co. Ltd..................................       8,700
     450   Time Warner, Inc.................................      34,200
     520   Viacom, Inc., Class B*...........................      35,457
                                                              ----------
                                                                 106,350
                                                              ----------
           COMPUTER SERVICES--2.3%
     750   America Online, Inc.*............................      39,562
      50   Ceridian Corp....................................       1,203
      50   Computer Sciences Corp.*.........................       3,734
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   Compuware Corp.*.................................  $    1,037
     150   Electronic Data Systems Corp.....................       6,187
     100   Network Appliance, Inc.*.........................       8,050
      50   Sapient Corp.*...................................       5,347
     100   Unisys Corp.*....................................       1,456
     200   Yahoo!, Inc.*....................................      24,775
                                                              ----------
                                                                  91,351
                                                              ----------
           COMPUTERS--MICRO--5.5%
     100   Apple Computer, Inc.*............................       5,237
     550   Compaq Computer Corp.............................      14,059
     750   Dell Computer Corp.*.............................      36,984
     100   Gateway, Inc.*...................................       5,675
     350   Hewlett-Packard Co...............................      43,706
     600   International Business Machines Corp. (IBM)......      65,737
      50   Seagate Technology, Inc.*........................       2,750
     500   Sun Microsystems, Inc.*..........................      45,469
                                                              ----------
                                                                 219,617
                                                              ----------
           COMPUTERS--SOFTWARE AND PERIPHERALS--10.2%
      50   Adobe Systems, Inc...............................       6,500
      50   Autodesk, Inc....................................       1,734
      50   BMC Software, Inc.*..............................       1,824
   2,200   Cisco Systems, Inc.*.............................     139,837
      50   Citrix Systems, Inc.*............................         947
     200   Computer Associates International, Inc...........      10,237
     700   EMC Corp.*.......................................      53,856
     100   Mercury Interactive Corp.*.......................       9,675
   1,700   Microsoft Corp.*.................................     136,000
      50   NCR Corp.*.......................................       1,947
      50   Parametric Technology Corp.*.....................         550
      50   PeopleSoft, Inc.*................................         837

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   Siebel Systems, Inc.*............................  $   16,356
     150   VERITAS Software Corp.*..........................      16,952
     100   Xilinx, Inc.*....................................       8,256
                                                              ----------
                                                                 405,508
                                                              ----------
           CONGLOMERATES--4.3%
   3,150   General Electric Co..............................     166,950
      50   Textron, Inc.....................................       2,716
                                                              ----------
                                                                 169,666
                                                              ----------
           CONSUMER GOODS AND SERVICES--0.7%
      50   American Greetings Corp., Class A................         950
      50   Avery Dennison Corp..............................       3,356
      50   Brunswick Corp...................................         828
     200   Cendant Corp.*...................................       2,800
     100   Eastman Kodak Co.................................       5,950
      50   Fort James Corp..................................       1,156
      50   Fortune Brands, Inc..............................       1,153
      50   Hasbro, Inc......................................         753
     100   Mattel, Inc......................................       1,319
      50   Polaroid Corp....................................         903
     250   Sara Lee Corp....................................       4,828
      50   Tupperware Corp..................................       1,100
     100   Unilever NY ADR..................................       4,300
                                                              ----------
                                                                  29,396
                                                              ----------
           CONTAINERS AND PACKAGING--0.2%
      50   Ball Corp........................................       1,609
      50   Bemis Co., Inc...................................       1,681
      50   Crown Cork & Seal Co., Inc.......................         750
      50   Owens-Illinois, Inc.*............................         584
      50   Pactiv Corp.*....................................         394
      50   Sealed Air Corp.*................................       2,619
                                                              ----------
                                                                   7,637
                                                              ----------
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
           DATA PROCESSING SYSTEMS--0.5%
     200   Automatic Data Processing, Inc...................  $   10,712
     100   First Data Corp..................................       4,962
      75   Paychex, Inc.....................................       3,150
                                                              ----------
                                                                  18,824
                                                              ----------
           ELECTRONIC EQUIPMENT AND COMPONENTS--8.0%
      50   Advanced Micro Devices, Inc.*....................       3,862
     133   Agilent Technologies, Inc.*......................       9,809
      50   Altera Corp.*....................................       5,097
      50   American Power Conversion Corp.*.................       2,041
     100   Analog Devices, Inc.*............................       7,600
     250   Applied Materials, Inc.*.........................      22,656
      50   Conexant Systems, Inc.*..........................       2,431
      50   Cooper Industries, Inc...........................       1,628
     150   Emerson Electric Co..............................       9,056
   1,100   Intel Corp.......................................     147,056
      50   KLA-Tencor Corp.*................................       2,928
     100   Linear Technology Corp...........................       6,394
     100   LSI Logic Corp.*.................................       5,412
     100   Maxim Integrated Products, Inc.*.................       6,794
     200   Micron Technology, Inc...........................      17,612
      50   Molex, Inc.......................................       2,406
      50   National Semiconductor Corp.*....................       2,838
      50   Novellus Systems, Inc.*..........................       2,828
      50   Rockwell International Corp......................       1,575
     100   Sanmina Corp.*...................................       8,550
     150   Solectron Corp.*.................................       6,281
      50   Tektronix, Inc.*.................................       3,700
      50   Teradyne, Inc.*..................................       3,675
     550   Texas Instruments, Inc...........................      37,778

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   Thomas & Betts Corp..............................  $      956
                                                              ----------
                                                                 320,963
                                                              ----------
           FINANCIAL SERVICES--6.8%
     450   American Express Co..............................      23,456
     200   Associates First Capital Corp....................       4,463
      50   Bear Stearns Cos., Inc...........................       2,081
      50   Capital One Financial Corp.......................       2,231
     450   Charles Schwab Corp. (The).......................      15,131
     375   Chase Manhattan Corp.............................      17,273
   1,100   Citigroup, Inc...................................      66,275
      50   Countrywide Credit Industries, Inc...............       1,516
      50   Deluxe Corp......................................       1,178
      50   Dun & Bradstreet Corp............................       1,431
      50   Equifax, Inc.....................................       1,313
     300   Fannie Mae.......................................      15,656
      50   Franklin Resources, Inc..........................       1,519
     200   Freddie Mac......................................       8,100
      50   H&R Block, Inc...................................       1,619
     150   Household International, Inc.....................       6,234
      50   J.P. Morgan & Co.................................       5,506
      50   Lehman Brothers Holdings, Inc....................       4,728
     100   Marsh & McLennan Cos., Inc.......................      10,444
      50   MBIA, Inc........................................       2,409
     250   MBNA Corp........................................       6,781
     150   Merrill Lynch & Co., Inc.........................      17,250
      50   MGIC Investment Corp.............................       2,275
     350   Morgan Stanley Dean Witter & Co..................      29,138
      50   Paine Webber Group, Inc..........................       2,275
     100   PNC Financial Services Group.....................       4,688
      50   Providian Financial Corp.........................       4,500
      50   SLM Holding Corp.................................       1,872
      50   Standard and Poor's (ADR)........................       7,264
      50   Synovus Financial Corp...........................         881
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   T. Rowe Price Associates, Inc....................  $    2,125
                                                              ----------
                                                                 271,612
                                                              ----------
           FOREST AND PAPER PRODUCTS--0.4%
      50   Boise Cascade Corp...............................       1,294
     135   International Paper Co...........................       4,025
      50   Mead Corp........................................       1,263
      50   Potlatch Corp....................................       1,656
      50   Temple-Inland, Inc...............................       2,100
      50   Westvaco Corp....................................       1,241
      50   Weyerhaeuser Co..................................       2,150
      50   Willamette Industries, Inc.......................       1,363
                                                              ----------
                                                                  15,092
                                                              ----------
           HEALTH CARE PRODUCTS AND
           SERVICES--4.4%
     500   Abbott Laboratories..............................      22,281
      50   Allergan, Inc....................................       3,725
     400   American Home Products Corp......................      23,500
      50   Bausch & Lomb, Inc...............................       3,869
     100   Baxter International, Inc........................       7,031
      50   Becton, Dickinson & Co...........................       1,434
      50   Biomet, Inc......................................       1,922
     100   Boston Scientific Corp.*.........................       2,194
      50   C. R. Bard, Inc..................................       2,406
     100   Cardinal Health, Inc.............................       7,400
     100   Guidant Corp.*...................................       4,950
     150   HCA-The Healthcare Corp..........................       4,556
     100   HEALTHSOUTH Corp.*...............................         719
      50   Humana, Inc.*....................................         244
      50   IMS Health, Inc..................................         900
     450   Johnson & Johnson................................      45,844
      50   Mallinckrodt, Inc................................       2,172
      50   Manor Care, Inc.*................................         350

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     400   Medtronic, Inc...................................  $   19,925
      50   Mckesson HBOC, Inc...............................       1,047
      50   PE Corp-PE Biosystems Group......................       3,294
      50   Quintiles Transnational Corp.*...................         706
      50   Shared Medical Systems Corp......................       3,647
      50   St. Jude Medical, Inc............................       2,294
     100   Tenet Healthcare Corp.*..........................       2,700
      50   UnitedHealth Group, Inc..........................       4,288
      50   Wellpoint Health Networks, Inc.*.................       3,622
                                                              ----------
                                                                 177,020
                                                              ----------
           HOMEBUILDERS--0.1%
      50   Centex Corp......................................       1,175
      50   Kaufman and Broad Home Corp......................         991
      50   Pulte Corp.......................................       1,081
                                                              ----------
                                                                   3,247
                                                              ----------
           HOTELS AND GAMING--0.1%
      50   Harrah's Entertainment, Inc.*....................       1,047
     100   Hilton Hotels Corp...............................         938
      50   Marriott International, Inc., Class A............       1,803
                                                              ----------
                                                                   3,788
                                                              ----------
           HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.8%
      50   Alberto-Culver Co., Class B......................       1,528
      50   Avon Products, Inc...............................       2,225
      50   Clorox Co........................................       2,241
     200   Colgate-Palmolive Co.............................      11,975
     300   Gillette Co......................................      10,481
      50   International Flavors & Fragrances, Inc..........       1,509
     200   Kimberly-Clark Corp..............................      11,475
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   Leggett & Platt, Inc.............................  $      825
      50   Maytag Corp......................................       1,844
     400   Procter & Gamble Co..............................      22,900
      50   Springs Industries, Inc., Class A................       1,600
      50   Whirlpool Corp...................................       2,331
                                                              ----------
                                                                  70,934
                                                              ----------
           INSURANCE--2.6%
      50   Aetna, Inc.......................................       3,209
      50   AFLAC, Inc.......................................       2,297
     200   Allstate Corp....................................       4,450
     100   American General Corp............................       6,100
     500   American International Group, Inc................      58,750
      50   Aon Corp.........................................       1,553
      50   Chubb Corp.......................................       3,075
      50   CIGNA Corp.......................................       4,675
      50   Cincinnati Financial Corp........................       1,572
     100   Conseco, Inc.....................................         975
      50   Hartford Financial Services Group, Inc...........       2,797
      50   Jefferson-Pilot Corp.............................       2,822
      50   Lincoln National Corp............................       1,806
      50   Loews Corp.......................................       3,000
      50   Progressive Corp.................................       3,700
      50   SAFECO Corp......................................         994
      50   St. Paul Cos., Inc...............................       1,706
      50   Torchmark Corp...................................       1,234
      50   UnumProvident Corp...............................       1,003
                                                              ----------
                                                                 105,718
                                                              ----------
           MACHINERY AND ENGINEERING--0.4%
      50   Briggs & Stratton Corp...........................       1,713
     100   Caterpillar, Inc.................................       3,388
      50   Cummins Engine Co., Inc..........................       1,363
      50   Deere & Co.......................................       1,850

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   Eaton Corp.......................................  $    3,350
      50   Fluor Corp.......................................       1,581
      50   Ingersoll-Rand Co................................       2,013
                                                              ----------
                                                                  15,258
                                                              ----------
           MANUFACTURING--1.7%
      50   Crane Co.........................................       1,216
      50   Danaher Corp.....................................       2,472
      50   Dover Corp.......................................       2,028
      50   FMC Corp.........................................       2,900
     250   Honeywell International, Inc.....................       8,422
     100   Illinois Tool Works, Inc.........................       5,700
      50   ITT Industries, Inc..............................       1,519
     150   Minnesota Mining and Manufacturing Co............      12,375
      50   National Service Industries, Inc.................         975
      50   Newell Rubbermaid, Inc...........................       1,288
      50   Pall Corp........................................         925
      50   Parker-Hannifin Corp.............................       1,713
      50   Timken Co........................................         931
     550   Tyco International Ltd...........................      26,056
      50   Worthington Industries, Inc......................         525
                                                              ----------
                                                                  69,045
                                                              ----------
           MINING--0.1%
     100   Barrick Gold Corp................................       1,819
      50   Homestake Mining Co..............................         344
      50   Newmont Mining Corp..............................       1,081
     100   Placer Dome, Inc.................................         956
                                                              ----------
                                                                   4,200
                                                              ----------
           NETWORKING PRODUCTS--2.2%
     100   3Com Corp.*......................................       5,763
      50   Adaptec, Inc.*...................................       1,138
      50   Cabletron Systems, Inc.*.........................       1,263
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   Novell, Inc.*....................................  $      925
     950   Oracle Corp.*....................................      79,859
                                                              ----------
                                                                  88,948
                                                              ----------
           OIL & GAS--6.0%
      50   Amerada Hess Corp................................       3,088
      50   Anadarko Petroleum Corp..........................       2,466
      50   Apache Corp......................................       2,941
     100   Baker Hughes, Inc................................       3,200
      50   Burlington Resources, Inc........................       1,913
     200   Chevron Corp.....................................      16,963
      50   Coastal Corp.....................................       3,044
      50   Columbia Energy Group............................       3,281
     200   Conoco, Inc., Class B............................       4,913
      50   Eastern Enterprises..............................       3,150
      50   El Paso Energy Corp..............................       2,547
      50   Engelhard Corp...................................         853
   1,150   Exxon Mobil Corp.................................      90,275
     150   Halliburton Co...................................       7,078
      50   Kerr-McGee Corp..................................       2,947
      50   McDermott International, Inc.....................         441
      50   NICOR, Inc.......................................       1,631
     100   Occidental Petroleum Corp........................       2,106
      50   ONEOK, Inc.......................................       1,297
      50   Peoples Energy Corp..............................       1,619
      50   Phillips Petroleum Co............................       2,534
      50   Rowan Cos., Inc.*................................       1,519
     700   Royal Dutch Petroleum Co.........................      43,094
     200   Schlumberger Ltd.................................      14,925
      50   Sempra Energy....................................         850
      50   Sunoco, Inc......................................       1,472
     150   Texaco, Inc......................................       7,988
      50   Tosco Corp.......................................       1,416
      50   Transocean Sedco Forex, Inc......................       2,672
      50   Union Pacific Resources Group, Inc...............       1,100
      50   Unocal Corp......................................       1,656

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   USX-Marathon Group...............................  $    2,506
      50   Williams Cos., Inc...............................       2,084
                                                              ----------
                                                                 239,569
                                                              ----------
           PHARMACEUTICALS--7.0%
      50   ALZA Corp.*......................................       2,956
     650   Bristol-Myers Squibb Co..........................      37,863
     350   Eli Lilly & Co...................................      34,956
      50   MedImmune, Inc.*.................................       3,700
     750   Merck & Co., Inc.................................      57,469
   1,975   Pfizer, Inc......................................      94,800
     400   Pharmacia Corp...................................      20,675
     450   Schering-Plough Corp.............................      22,725
      50   Watson Pharmaceuticals, Inc.*....................       2,688
                                                              ----------
                                                                 277,832
                                                              ----------
           PUBLISHING--0.4%
      50   Dow Jones & Company, Inc.........................       3,663
      50   Harcourt General, Inc............................       2,719
      50   Knight-Ridder, Inc...............................       2,659
      50   New York Times Co., Class A......................       1,975
      50   R. R. Donnelley & Sons Co........................       1,128
      75   Tribune Co.......................................       2,625
                                                              ----------
                                                                  14,769
                                                              ----------
           RESORTS & ENTERTAINMENT--0.6%
     650   Walt Disney Co. (The)............................      25,228
                                                              ----------
           RETAIL--APPAREL AND SHOES--0.5%
     250   GAP, Inc.........................................       7,813
     100   Limited, Inc.....................................       2,163
      50   Liz Claiborne, Inc...............................       1,763
      50   NIKE, Inc., Class B..............................       1,991
      50   Nordstrom, Inc...................................       1,206
      50   Reebok International Ltd.*.......................         797
      50   Russell Corp.....................................       1,000
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   V.F. Corp........................................  $    1,191
                                                              ----------
                                                                  17,924
                                                              ----------
           RETAIL AND WHOLESALE
           DISTRIBUTION--0.2%
      50   Genuine Parts Co.................................       1,000
     100   SYSCO Corp.......................................       4,213
      50   W.W. Grainger, Inc...............................       1,541
                                                              ----------
                                                                   6,754
                                                              ----------
           RETAIL--DEPARTMENT STORES--0.6%
      50   Dillard's, Inc., Class A.........................         613
      50   Federated Department Stores, Inc.*...............       1,688
      50   J. C. Penny Co., Inc.............................         922
     100   Kohl's Corp.*....................................       5,563
     100   May Department Stores Co.........................       2,400
     100   Sears, Roebuck & Co..............................       3,263
     150   Target Corp......................................       8,700
                                                              ----------
                                                                  23,149
                                                              ----------
           RETAIL--DISCOUNT STORES--2.3%
      50   Consolidated Stores Corp.*.......................         600
     100   Costco Wholesale Corp.*..........................       3,300
      62   Dollar General Corp..............................       1,209
     150   Kmart Corp.*.....................................       1,022
      50   TJX Cos., Inc....................................         938
   1,450   Wal-Mart Stores, Inc.............................      83,556
                                                              ----------
                                                                  90,625
                                                              ----------
           RETAIL--FOOD STORES--0.4%
     100   Albertson's, Inc.................................       3,325
      50   Great Atlantic & Pacific Tea Co., Inc............         831
     250   Kroger Co........................................       5,516
     150   Safeway, Inc.*...................................       6,769

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   Winn-Dixie Stores, Inc...........................  $      716
                                                              ----------
                                                                  17,157
                                                              ----------
           RETAIL--RESTAURANTS--0.1%
      50   Darden Restaurants, Inc..........................         813
      50   Starbucks Corp.*.................................       1,909
      50   Tricon Global Restaurants, Inc.*.................       1,413
      50   Wendy's International, Inc.......................         891
                                                              ----------
                                                                   5,026
                                                              ----------
           RETAIL--SPECIALTY STORES--1.0%
      50   Bed Bath & Beyond, Inc.*.........................       1,813
      50   Best Buy Co., Inc.*..............................       3,163
      50   Circuit City Stores-Circuit City Group...........       1,659
     100   CVS Corp.........................................       4,000
      50   Longs Drug Stores Corp...........................       1,088
     100   Lowe's Cos., Inc.................................       4,106
     100   Office Depot, Inc.*..............................         625
      50   RadioShack Corp..................................       2,369
      50   Rite Aid Corp.*..................................         328
     150   Staples, Inc.*...................................       2,306
     100   Tiffany & Co.....................................       6,750
      50   Toys "R" Us, Inc.*...............................         728
     300   Walgreen Co......................................       9,656
                                                              ----------
                                                                  38,591
                                                              ----------
           TELECOMMUNICATIONS--12.8%
     100   ADC Telecommunications, Inc.*....................       8,388
     100   ALLTEL Corp......................................       6,194
      50   Andrew Corp.*....................................       1,678
   1,190   AT&T Corp........................................      37,634
     500   Bell Atlantic Corp...............................      25,406
     600   BellSouth Corp...................................      25,575
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   Broadcom Corp.*..................................  $   21,894
      50   CenturyTel, Inc..................................       1,438
      50   Comverse Technology, Inc.*.......................       4,650
     100   Corning, Inc.....................................      26,988
     250   Global Crossing Ltd.*............................       6,578
     300   GTE Corp.........................................      18,675
   1,050   Lucent Technologies, Inc.........................      62,213
     700   Motorola, Inc....................................      20,344
     250   Nextel Communications, Inc.*.....................      15,297
     950   Nortel Networks Corp.............................      64,838
     250   QUALCOMM, Inc.*..................................      15,000
   1,100   SBC Communications, Inc..........................      47,575
      50   Scientific-Atlanta, Inc..........................       3,725
     300   Sprint Corp......................................      15,300
     300   Sprint Corp. (PCS Group)*........................      17,850
     150   Tellabs, Inc.*...................................      10,266
     150   U S West, Inc....................................      12,863
     900   WorldCom, Inc.*..................................      41,288
                                                              ----------
                                                                 511,657
                                                              ----------
           TIRE AND RUBBER--0.0%
      50   Cooper Tire & Rubber Co..........................         556
      50   Goodyear Tire & Rubber Co........................       1,000
                                                              ----------
                                                                   1,556
                                                              ----------
           TOOLS & INSTRUMENTS--0.3%
      50   Black & Decker Corp..............................       1,966
      50   Millipore Corp...................................       3,769
      50   PerkinElmer, Inc.................................       3,306
      50   Snap-on, Inc.....................................       1,331
      50   Stanley Works....................................       1,188
      50   Thermo Electron Corp.*...........................       1,053
                                                              ----------
                                                                  12,613
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
           TRANSPORTATION--0.4%
     100   Burlington Northern Santa Fe Corp................  $    2,294
      50   CSX Corp.........................................       1,059
      50   FedEx Corp.*.....................................       1,900
      50   Kansas City Southern Industries, Inc.............       4,434
     100   Norfolk Southern Corp............................       1,488
      50   Ryder System, Inc................................         947
      50   Union Pacific Corp...............................       1,859
                                                              ----------
                                                                  13,981
                                                              ----------
           TRAVEL SERVICES--0.1%
     150   Carnival Corp....................................       2,925
      50   Sabre Holdings Corp.*............................       1,425
                                                              ----------
                                                                   4,350
                                                              ----------
           UTILITIES--GAS & ELECTRIC--1.8%
     100   AES Corp.........................................       4,563
      50   Ameren Corp......................................       1,688
      80   American Electric Power Co., Inc.................       2,370
      50   Cinergy Corp.....................................       1,272
      50   CMS Energy Corp..................................       1,106
      50   Consolidated Edison, Inc.........................       1,481
      50   Constellation Energy Group.......................       1,628
      50   CP&L Energy, Inc.................................       1,597
      50   Dominion Resources, Inc..........................       2,144
      50   DTE Energy Co....................................       1,528
     100   Duke Energy Corp.................................       5,638
     100   Edison International.............................       2,050
     250   Enron Corp.......................................      16,125
      50   Entergy Corp.....................................       1,359
      50   FirstEnergy Corp.................................       1,169
      50   Florida Progress Corp............................       2,344
      50   FPL Group, Inc...................................       2,475
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
      50   GPU, Inc.........................................  $    1,353
      50   New Century Energies, Inc........................       1,500
      50   Niagara Mohawk Holdings, Inc.....................         697
      50   Northern States Power Co.........................       1,009
      50   PECO Energy Co...................................       2,016
     100   PG&E Corp........................................       2,463
      50   Pinnacle West Capital Corp.......................       1,694
      50   PPL Corp.........................................       1,097
      50   Public Service Enterprise Group, Inc.............       1,731
      50   Reliant Energy, Inc..............................       1,478
     200   Southern Co......................................       4,663
      50   TXU Corp.........................................       1,475
      50   Unicom Corp......................................       1,934
                                                              ----------
                                                                  73,647
                                                              ----------
           WASTE MANAGEMENT--0.1%
      50   Allied Waste Industries, Inc.*...................         500
     200   Waste Management, Inc............................       3,800
                                                              ----------
                                                                   4,300
                                                              ----------
           TOTAL COMMON STOCKS
           (Cost $4,074,731)................................   4,094,102
                                                              ----------
           TOTAL INVESTMENTS
           (Cost $4,074,731)(a)--102.6%.....................   4,094,102
           Liabilities in excess of
           other assets--(2.6%).............................    (103,277)
                                                              ----------
           NET ASSETS--100.0%...............................  $3,990,825
                                                              ==========

*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $19,371 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $227,746 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $208,375.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $4,074,731)...................  $    4,094,102
  Cash..................................              55
  Receivables:
    Investments sold....................          64,670
    Due from Advisor....................          17,651
    Dividends...........................           3,643
    Interest............................             112
                                          --------------
    TOTAL ASSETS........................       4,180,233
                                          --------------
LIABILITIES:
  Payables:
    Capital stock repurchased...........         146,713
    Investments purchased...............          28,244
    Services provided by the Bank of New
      York and Administrator............           9,998
  Accrued expenses and other
    liabilities.........................           4,453
                                          --------------
    TOTAL LIABILITIES...................         189,408
                                          --------------
NET ASSETS:.............................  $    3,990,825
                                          ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $          398
  Capital surplus.......................       3,983,464
  Undistributed net investment income...             601
  Accumulated net realized loss on
    investments.........................         (13,009)
  Net unrealized appreciation on
    investments.........................          19,371
                                          --------------
NET ASSETS..............................  $    3,990,825
                                          ==============
INSTITUTIONAL SHARES:
  Net assets............................  $    3,990,825
                                          ==============
  Shares outstanding....................         398,346
                                          ==============
  Net asset value, offering price and
    repurchase price per share..........  $        10.02
                                          ==============
Institutional Shares authorized @ $.001
  par value.............................     200,000,000

                            STATEMENT OF OPERATIONS
                         FOR THE PERIOD APRIL 28, 2000*
                       THROUGH JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    tax of $110)........................  $        8,793
  Interest..............................           3,215
                                          --------------
    TOTAL INCOME........................          12,008
                                          --------------
EXPENSES:
  Accounting services...................          13,709
  Advisory..............................           1,783
  Transfer agent........................           1,765
  Administration........................           1,435
  Directors.............................             957
  Audit.................................             756
  Custodian.............................             550
  Reports to shareholders...............             544
  Registration and filings..............             192
  Legal.................................              13
  Cash management.......................              13
  Other.................................             225
                                          --------------
    TOTAL EXPENSES......................          21,942
  Fees waived by the Bank of New York
    (Note 3)............................         (19,434)
  Earnings credit adjustment (Note 3)...              (6)
                                          --------------
    NET EXPENSES........................           2,502
                                          --------------
    NET INVESTMENT INCOME...............           9,506
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized loss on:
    Investments.........................         (13,009)
    Increase in unrealized appreciation
      on investments during the
      period............................          19,371
                                          --------------
    Net realized and unrealized gain on
      investments.......................           6,362
                                          --------------
    Net increase in net assets resulting
      from operations...................  $       15,868
                                          ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                             FOR THE PERIOD
                                             APRIL 28, 2000*
                                          THROUGH JUNE 30, 2000
                                               (UNAUDITED)
                                          ---------------------
OPERATIONS:
  Net investment income.................       $    9,506
  Net realized loss on investments......          (13,009)
  Increase in unrealized appreciation on
    investments during the period.......           19,371
                                               ----------
    Net increase in net assets resulting
     from operations....................           15,868
                                               ----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                           Institutional
                               Shares...           (8,905)
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                           Institutional
                               Shares...        4,372,738
  Proceeds from shares issued on
    reinvestment of dividends:
    Institutional Shares................            8,553
  Cost of capital stock repurchased:
                           Institutional
                               Shares...         (397,429)
                                               ----------
  Net increase in net assets resulting
    from capital stock transactions.....        3,983,862
                                               ----------
    INCREASE IN NET ASSETS..............        3,990,825
NET ASSETS:
  Beginning of period...................               --
                                               ----------
  End of period (includes undistributed
    net investment income of $601 at
    June 30, 2000)......................       $3,990,825
                                               ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.....          437,866
  Shares issued on reinvestment of
    dividends: Institutional Shares.....              843
  Shares repurchased:
                   Institutional
                     Shares.............          (40,363)
                                               ----------
    Net increase........................          398,346
  Shares outstanding, beginning of
    period..............................               --
                                               ----------
  Shares outstanding, end of period.....          398,346
                                               ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                          INSTITUTIONAL SHARES
                                             FOR THE PERIOD
                                             APRIL 28, 2000*
                                          THROUGH JUNE 30, 2000
                                               (UNAUDITED)
                                          ---------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................         $10.00
                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.03
Net realized and unrealized gain on
  investments...........................           0.01
                                                 ------
  Total from investment operations......           0.04
                                                 ------
DIVIDENDS
Dividends from net investment income....          (0.02)
                                                 ------
Net asset value at end of period........         $10.02
                                                 ======
TOTAL RETURN:...........................           0.41%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................         $3,991
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           0.35%***
  Expenses, prior to waiver from The
    Bank of New York....................           3.07%***
  Net investment income net of waiver
    from The Bank of New York...........           1.33%***
Portfolio turnover rate.................             19%

*    COMMENCMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS--41.0%
            FEDERAL HOME LOAN MORTGAGE
            CORP.--13.3%
$ 275,000   Series 1176-H,
            8.00%, 12/15/06..................................  $   279,583
  409,846   Series 1338-J,
            7.00%, 2/15/07...................................      409,498
   46,393   Series 1663-D,
            7.00%, 8/15/11...................................       45,905
1,662,000   Series 1407-PK,
            7.00%, 8/15/21...................................    1,608,600
2,100,000   Series 1494-PJ,
            6.85%, 1/15/22...................................    2,004,576
  453,000   Series 1588-TC,
            6.50%, 9/15/23...................................      434,813
1,208,000   Series 1602-H,
            6.50%, 10/15/23..................................    1,103,161
2,494,000   Series 1608-O,
            6.50%, 11/15/23..................................    2,300,281
  541,000   Series 1621-M,
            6.50%, 11/15/23..................................      522,487
  345,000   Series 1633-C,
            6.50%, 12/15/23..................................      313,963
1,720,000   Series 1669-L,
            6.50%, 2/15/24...................................    1,634,482
                                                               -----------
                                                                10,657,349
                                                               -----------
PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
            FEDERAL NATIONAL MORTGAGE
            ASSOC.--26.8%
$ 563,204   Series 1994-86PE,
            6.00%, 9/25/06...................................  $   559,569
  501,916   Series 1988-15A,
            9.00%, 6/25/18...................................      519,124
  357,196   Series 1992-129J,
            4.00%, 7/25/20...................................      337,271
1,040,000   Series 1992-214PK,
            7.00%, 9/25/20...................................    1,016,631
4,028,754   Series G92-15Z,
            7.00%, 1/25/22...................................    3,829,878
  285,000   Series G93-34PH,
            6.35%, 2/25/22...................................      269,265
  800,000   Series 1993-96PJ,
            7.00%, 8/25/22...................................      777,784
  984,000   Series 1617-C,
            6.50%, 2/15/23...................................      939,550
2,497,271   Series 1993-141Z,
            7.00%, 8/25/23...................................    2,325,707
3,002,000   Series 1993-149M,
            7.00%, 8/25/23...................................    2,840,678
1,883,000   Series 1993-252N,
            6.50%, 8/25/23...................................    1,792,446
3,110,000   Series 1993-178PK,
            6.50%, 9/25/23...................................    2,801,986
1,618,000   Series 1993-203B,
            6.50%, 10/25/23..................................    1,549,720
  907,000   Series 1993-203PL,
            6.50%, 10/25/23..................................      852,299
1,195,000   Series 1993-225C-UB,
            6.50%, 12/25/23..................................    1,144,870
                                                               -----------
                                                                21,556,778
                                                               -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.9%
$ 800,000   Series 1999-13PC,
            6.00%, 3/20/28...................................  $   728,304
                                                               -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $34,082,149)...............................   32,942,431
                                                               -----------

            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--39.6%
            FEDERAL HOME LOAN BANK--0.8%
  625,000   9.00%, 3/15/06...................................      679,512
                                                               -----------
            FEDERAL HOME LOAN MORTGAGE
            CORP.--7.5%
2,000,000   0.00%, 7/03/00...................................    2,000,000
4,350,000   5.75%, 4/15/08...................................    3,988,541
                                                               -----------
                                                                 5,988,541
                                                               -----------
            FEDERAL NATIONAL MORTGAGE
            ASSOC.--5.8%
3,450,000   5.125%, 2/13/04..................................    3,243,876
1,500,000   5.75%, 6/15/05...................................    1,421,376
                                                               -----------
                                                                 4,665,252
                                                               -----------
PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
            TENNESSEE VALLEY AUTHORITY--6.7%
$ 575,000   6.00%, 11/01/00..................................  $   573,013
5,000,000   6.125%, 7/15/03..................................    4,837,715
                                                               -----------
                                                                 5,410,728
                                                               -----------
            UNITED STATES TREASURY BONDS--1.2%
  850,000   7.25%, 5/15/16...................................      935,531
                                                               -----------
            UNITED STATES TREASURY NOTES--17.6%
2,700,000   5.75%, 8/15/03...................................    2,653,595
3,000,000   5.875%, 11/15/05.................................    2,948,439
3,250,000   6.875%, 5/15/06..................................    3,344,455
5,075,000   6.625%, 5/15/07..................................    5,181,260
                                                               -----------
                                                                14,127,749
                                                               -----------
            TOTAL UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS
            (Cost $33,610,226)...............................   31,807,313
                                                               -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED
            SECURITIES--14.2%
            FEDERAL HOME LOAN MORTGAGE
            CORP.--6.0%
$  51,372   Pool #218711,
            8.00%, 10/01/02..................................  $    51,802
   75,642   Pool #251836,
            8.50%, 5/01/04...................................       76,527
  201,179   Pool #182217,
            8.00%, 12/01/04..................................      201,808
   35,526   Pool #502185,
            8.50%, 7/01/05...................................       35,929
1,549,642   Gold Pool #E49415,
            6.50%, 7/01/08...................................    1,510,551
   67,473   Pool #184275,
            8.25%, 9/01/08...................................       68,689
   12,311   Pool #160062,
            9.50%, 10/01/08..................................       12,674
   15,724   Pool #160065,
            9.50%, 11/01/08..................................       16,187
   15,494   Pool #160066,
            9.75%, 11/01/08..................................       16,177
  161,260   Pool #185743,
            8.50%, 12/01/08..................................      163,833
  206,428   Pool #251974,
            8.50%, 4/01/09...................................      209,561
  261,416   Pool #185964,
            8.50%, 2/01/10...................................      265,433
  225,566   Gold Pool #E20201,
            7.50%, 10/01/10..................................      225,651
1,243,259   Gold Pool #G10439,
            6.50%, 1/01/11...................................    1,207,245
PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED
            SECURITIES (CONTINUED)
$ 235,492   Gold Pool #E00417,
            7.00%, 2/01/11...................................  $   231,718
  152,388   Pool #555045,
            8.00%, 5/01/19...................................      152,720
  362,687   Gold Pool #A01217,
            8.50%, 4/01/20...................................      370,874
                                                               -----------
                                                                 4,817,379
                                                               -----------
            FEDERAL NATIONAL MORTGAGE
            ASSOC.--2.8%
   12,102   Pool #34510,
            7.25%, 8/01/01...................................       12,053
   33,458   Pool #168430,
            7.00%, 7/01/03...................................       32,300
  448,886   Pool #195152,
            7.00%, 1/01/08...................................      443,528
  236,033   Pool #81860,
            8.00%, 4/01/09...................................      237,998
  307,688   Pool #278437,
            7.50%, 5/01/09...................................      307,762
  148,818   Pool #6222,
            9.00%, 4/01/16...................................      152,995
  286,344   Pool #124118,
            9.00%, 3/01/22...................................      296,070
  250,571   Pool #320514,
            6.50%, 9/01/25...................................      237,220
  553,189   Pool #446431,
            8.50%, 10/01/26..................................      565,411
                                                               -----------
                                                                 2,285,337
                                                               -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED
            SECURITIES (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--5.4%
$  20,649   Pool #6400,
            8.00%, 6/15/05...................................  $    20,880
   24,795   Pool #7774,
            8.00%, 9/15/05...................................       25,073
   26,743   Pool #7038,
            8.00%, 10/15/05..................................       27,043
   34,670   Pool #11310,
            8.00%, 11/15/05..................................       35,058
    7,485   Pool #9839,
            8.00%, 7/15/06...................................        7,569
   18,577   Pool #10459,
            8.00%, 8/15/06...................................       18,785
   53,960   Pool #10419,
            8.00%, 9/15/06...................................       54,565
   25,745   Pool #12590,
            8.00%, 9/15/06...................................       26,033
   57,695   Pool #14295,
            8.00%, 1/15/07...................................       58,342
   49,679   Pool #204365,
            9.00%, 3/15/17...................................       51,601
  217,005   Pool #247223,
            9.00%, 4/15/18...................................      225,342
   24,390   Pool #177793,
            9.50%, 5/15/19...................................       25,494
    9,539   Pool #256032,
            8.50%, 10/15/19..................................        9,823
    6,607   Pool #284645,
            8.50%, 2/15/20...................................        6,802
   21,031   Pool #290778,
            9.50%, 5/15/20...................................       21,980
   21,328   Pool #319650,
            7.00%, 11/15/22..................................       20,840
   42,946   Pool #350532,
            6.50%, 6/15/23...................................       41,023
PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED
            SECURITIES (CONTINUED)
$1,317,999  Pool #351405,
            6.50%, 1/15/24...................................  $ 1,258,065
  126,912   Pool #359470,
            7.00%, 1/15/24...................................      123,852
  222,289   Pool #376445,
            6.50%, 4/15/24...................................      212,181
  115,220   Pool #386348,
            7.50%, 6/15/24...................................      114,844
1,169,066   Pool #780035,
            6.50%, 7/15/24...................................    1,115,905
  134,258   Pool #407323,
            8.25%, 4/15/25...................................      136,634
  649,192   Pool #464704,
            8.00%, 7/15/28...................................      656,820
                                                               -----------
                                                                 4,294,554
                                                               -----------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $11,769,002)...............................   11,397,270
                                                               -----------

            MONEY MARKET FUND--4.5%
3,641,394   ACM Institutional Reserves (Government
            Portfolio), 6.31% (a) (Cost $3,641,394)..........    3,641,394
                                                               -----------
            TOTAL INVESTMENTS
            (Cost $83,102,771)(b)--99.3%.....................   79,788,408
            Other assets less
            liabilities--0.7%................................      568,772
                                                               -----------
            NET ASSETS--100.0%...............................  $80,357,180
                                                               ===========

(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED DEPRECIATION WAS $3,314,363 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $47,208 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,361,571.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investment at value
    (Cost $83,102,771)..........................................................  $   79,788,408
  Receivables:
    Investments sold............................................................       2,496,538
    Interest....................................................................         742,211
    Capital Stock sold..........................................................             351
  Deferred organization costs and other assets..................................           2,765
                                                                                  --------------
    TOTAL ASSETS................................................................      83,030,273
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       2,047,814
    Due to custodian............................................................         327,947
    Dividends...................................................................         131,969
    Capital stock repurchased...................................................          96,220
    Services provided by The Bank of New York and Administrator.................          48,255
  Accrued expenses and other liabilities........................................          20,888
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       2,673,093
                                                                                  --------------
NET ASSETS:.....................................................................  $   80,357,180
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        8,531
  Capital surplus...............................................................      86,168,786
  Accumulated net investment loss...............................................         (57,308)
  Accumulated net realized loss on investments..................................      (2,448,466)
  Net unrealized depreciation on investments....................................      (3,314,363)
                                                                                  --------------
NET ASSETS......................................................................  $   80,357,180
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   69,026,625
                                                                                  ==============
  Shares outstanding............................................................       7,327,929
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.42
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   11,330,555
                                                                                  ==============
  Shares outstanding............................................................       1,203,387
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.42
                                                                                  ==============
Institutional Shares authorized at $.001 par value..............................     200,000,000
Investor Shares authorized at $.001 par value...................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $    2,767,717
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         203,136
  Administration................................................................          81,255
  12b-1 fee--Investor Shares....................................................          14,171
  Accounting services...........................................................          29,880
  Transfer agent................................................................          20,924
  Custodian.....................................................................          15,805
  Registration and filings......................................................           5,152
  Directors.....................................................................           2,697
  Audit.........................................................................           2,263
  Reports to shareholders.......................................................           1,567
  Legal.........................................................................           1,078
  Insurance.....................................................................             675
  Cash management...............................................................             368
  Other.........................................................................          14,211
                                                                                  --------------
    TOTAL EXPENSES..............................................................         393,182
  Fees waived by The Bank of New York (Note 3)..................................         (57,453)
  Earnings credit adjustment (Note 3)...........................................            (589)
                                                                                  --------------
    NET EXPENSES................................................................         335,140
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       2,432,577
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................        (203,147)
  Increase in unrealized appreciation on investments during the period..........         267,023
                                                                                  --------------
  Net realized and unrealized gain on investments...............................          63,876
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    2,496,453
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS
       JUNE 30, 2000

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $  2,432,577      $  4,653,613
  Net realized gain (loss) on investments.......................................        (203,147)          109,084
  Increase (decrease) in unrealized appreciation (depreciation) on investments
    during the period...........................................................         267,023        (5,412,826)
                                                                                    ------------      ------------
    Net increase (decrease) in net assets resulting from operations.............       2,496,453          (650,129)
                                                                                    ------------      ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (2,105,244)       (3,972,756)
                                      Investor Shares...........................        (327,333)         (680,857)
                                                                                    ------------      ------------
                                                                                      (2,432,577)       (4,653,613)
                                                                                    ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      10,386,332        18,730,232
                               Investor Shares..................................         561,517         2,095,918
  Proceeds from shares issued on reinvestment of dividends:
                                                      Institutional Shares......       1,250,448         2,466,691
                                                      Investor Shares...........         260,350           534,152
  Cost of capital stock repurchased:
                                Institutional Shares............................     (11,437,153)      (12,875,346)
                                Investors Shares................................      (1,996,952)       (1,847,999)
                                                                                    ------------      ------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions..............................................................        (975,458)        9,103,648
                                                                                    ------------      ------------
      INCREASE (DECREASE) IN NET ASSETS.........................................        (911,582)        3,799,906
NET ASSETS:
  Beginning of year.............................................................      81,268,762        77,468,856
                                                                                    ------------      ------------
  End of period (includes accumulated net investment loss of $57,308 at both
    June 30, 2000 and December 31, 1999)........................................    $ 80,357,180      $ 81,268,762
                                                                                    ============      ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       1,113,709         1,910,666
             Investor Shares....................................................          60,107           216,660
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................         133,696           254,214
                                         Investor Shares........................          27,848            55,083
  Shares repurchased:
                   Institutional Shares.........................................      (1,224,320)       (1,326,556)
                   Investor Shares..............................................        (213,784)         (190,193)
                                                                                    ------------      ------------
    Net increase (decrease).....................................................        (102,744)          919,874
  Shares outstanding, beginning of year.........................................       8,634,060         7,714,186
                                                                                    ------------      ------------
  Shares outstanding, end of period.............................................       8,531,316         8,634,060
                                                                                    ============      ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL SHARES
                                          -------------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                          SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,          APRIL 1, 1997*
                                           JUNE 30, 2000    ------------------------------------       THROUGH
                                            (UNAUDITED)           1999               1998         DECEMBER 31, 1997
                                          ----------------  -----------------  -----------------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  9.41            $ 10.04            $  9.88            $  9.53
                                              -------            -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.28               0.56               0.56               0.42
Net realized and unrealized gain (loss)
  on investments........................         0.01              (0.64)              0.16               0.35
                                              -------            -------            -------            -------
  Total from investment operations......         0.29              (0.08)              0.72               0.77
                                              -------            -------            -------            -------
DIVIDENDS
Dividends from net investment income....        (0.28)             (0.55)             (0.56)             (0.42)
                                              -------            -------            -------            -------
Net asset value at end of period........      $  9.42            $  9.41            $ 10.04            $  9.88
                                              =======            =======            =======            =======
TOTAL RETURN:...........................         3.14%**           (0.73)%             7.49%              8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $69,027            $68,762            $64,944            $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.79%***           0.82%              0.90%              0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.93%***           0.92%              0.96%              0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........         6.02%***           5.76%              5.63%              5.79%***
Portfolio turnover rate.................            8%                16%                61%                41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                                     INVESTOR SHARES
                                          ---------------------------------------------------------------------
                                          SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2000    ---------------------------------------------------
                                            (UNAUDITED)       1999      1998       1997       1996       1995
                                          ----------------  --------  --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year....      $  9.41       $ 10.04   $  9.87    $  9.70    $  9.94    $  9.10
                                              -------       -------   -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.27          0.53      0.54       0.54       0.54       0.53
Net realized and unrealized gain (loss)
  on investments........................         0.01         (0.63)     0.17       0.17      (0.24)      0.84
                                              -------       -------   -------    -------    -------    -------
  Total from investment operations......         0.28         (0.10)     0.71       0.71       0.30       1.37
                                              -------       -------   -------    -------    -------    -------
DIVIDENDS
Dividends from net investment income....        (0.27)        (0.53)    (0.54)     (0.54)     (0.54)     (0.53)
                                              -------       -------   -------    -------    -------    -------
Net asset value at end of year..........      $  9.42       $  9.41   $ 10.04    $  9.87    $  9.70    $  9.94
                                              =======       =======   =======    =======    =======    =======
TOTAL RETURN:+..........................         3.01%**      (0.98)%    7.33%      7.54%      3.16%     15.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................      $11,331       $12,507   $12,525    $10,458    $64,117    $60,659
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.04%***      1.07%     1.15%      1.08%      1.02%      1.06%
  Expenses, prior to waiver from The
    Bank of New York....................         1.18%***      1.20%     1.26%      1.11%      1.02%      1.06%
  Net investment income, net of waiver
    from The Bank of New York...........         5.77%***      5.50%     5.38%      5.57%      5.54%      5.52%
Portfolio turnover rate.................            8%           16%       61%        41%        57%        48%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS--48.6%
             AEROSPACE AND DEFENSE--1.0%
$ 4,000,000  Raytheon Co.,
             7.90%, 3/01/03**.................................  $  4,021,396
                                                                ------------
             AUTOMOTIVE--0.0%
     80,000  Ford Motor Co.,
             6.375%, 2/01/29..................................        65,487
                                                                ------------
             BANKING--1.7%
  6,400,000  Interamerican Development Bank, 8.50%, 3/15/11...     7,045,594
                                                                ------------
             BEVERAGES--BREWERS--1.1%
  5,000,000  Anheuser-Busch Cos., Inc., 5.75%, 1/15/11........     4,381,095
                                                                ------------
             BEVERAGES--SOFT DRINKS--0.6%
  2,500,000  Coca-Cola Enterprises, 7.125%, 8/01/17...........     2,329,057
                                                                ------------
             CABLE TV SYSTEMS--0.5%
  3,500,000  Charter Communications Holdings LLC,
             0.00%, 4/01/11...................................     1,986,250
                                                                ------------
             COMPUTERS--MICRO--0.4%
  1,580,000  IBM Corp.,
             7.00%, 10/30/25..................................     1,517,320
                                                                ------------
             ENTERTAINMENT--5.8%
  1,425,000  Carmike Cinemas, Inc., Series B, 9.375%,
             2/01/09..........................................       780,187
  4,500,000  PRIMEDIA, Inc., Series B, 8.50%, 2/01/06.........     4,275,000
  5,500,000  Time Warner, Inc.,
             7.75%, 6/15/05...................................     5,540,007
  7,250,000  Time Warner, Inc. PATS, 6.10%, 12/30/01**........     7,117,854
  5,700,000  Viacom, Inc.,
             7.75%, 6/01/05...................................     5,739,723
                                                                ------------
                                                                  23,452,771
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             FINANCIAL SERVICES--16.4%
$ 7,950,000  Aetna Services, Inc.,
             6.97%, 8/15/36...................................  $  7,793,464
  2,500,000  Ameritech Capital Funding Corp., 6.30%,
             10/15/04.........................................     2,413,395
  5,000,000  Block Financial Corp., 6.75%, 11/01/04...........     4,790,980
  5,000,000  Ford Motor Credit Co., 6.70%, 7/16/04............     4,831,630
  3,750,000  General Electric Capital Corp., 7.875%,
             12/01/06.........................................     3,854,932
 12,970,000  General Motors Acceptance Corp., 6.15%,
             4/05/07..........................................    11,861,039
 10,000,000  Goldman Sachs Group, L.P., 6.75%, 2/15/06**......     9,431,160
  6,800,000  Lehman Brothers Holdings, Inc., 7.375%,
             5/15/04..........................................     6,645,205
  3,089,000  Merrill Lynch & Co., 6.55%, 8/01/04..............     2,989,942
  1,984,000  Merrill Lynch & Co., 6.875%, 11/15/18............     1,763,996
  4,000,000  Morgan Stanley Dean Witter, 7.125%, 1/15/03......     3,975,644
  5,800,000  Salomon Smith Barney Holdings, Inc.,
             6.25%, 1/15/05...................................     5,541,535
                                                                ------------
                                                                  65,892,922
                                                                ------------
             FOOD PROCESSING--3.1%
  5,000,000  Nabisco, Inc.,
             6.125%, 2/01/03..................................     4,715,300
  8,075,000  Nabisco, Inc.,
             6.85%, 6/15/05...................................     7,588,530
                                                                ------------
                                                                  12,303,830
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             HOTELS AND GAMING--1.1%
$ 4,500,000  Hilton Hotels Corp., 7.375%, 6/01/02.............  $  4,435,290
                                                                ------------
             HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.1%
  4,650,000  Procter & Gamble Co., 6.60%, 12/15/04............     4,573,512
                                                                ------------
             INDUSTRIAL AND COMMERCIAL
             SERVICES--1.2%
  5,000,000  WMX Technologies, Inc., 7.70%, 10/01/02..........     4,847,390
                                                                ------------
             MEDIA--2.3%
  1,750,000  Chancellor Media Corp., 9.00%, 10/01/08..........     1,802,500
  4,875,000  Liberty Media Group, 7.875%, 7/15/09.............     4,700,963
  3,000,000  USA Networks, Inc., 6.75%, 11/15/05..............     2,847,294
                                                                ------------
                                                                   9,350,757
                                                                ------------
             OFFICE EQUIPMENT--1.1%
  4,593,000  Xerox Capital Europe PLC, 5.875%, 5/15/04........     4,273,033
                                                                ------------
             PUBLISHING--1.1%
  4,250,000  TV Guide, Inc.,
             8.125%, 3/01/09..................................     4,260,625
                                                                ------------
             RESTAURANTS--1.9%
  8,000,000  Tricon Global Restaurants, Inc., 7.45%,
             5/15/05..........................................     7,499,688
                                                                ------------
             RETAIL--DEPARTMENT STORES--0.3%
  1,373,000  Sears Roebuck Co., Series 3, 6.92%, 6/17/04......     1,338,436
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             RETAIL--DISCOUNT STORES--1.4%
$ 5,925,000  Wal-Mart Stores,
             6.875%, 8/10/09..................................  $  5,808,633
                                                                ------------
             TELECOMMUNICATIONS--5.9%
  8,000,000  AT&T Corp.,
             6.00%, 3/15/09...................................     7,144,760
  5,000,000  GTE Corp.,
             7.51%, 4/01/09...................................     4,922,900
  1,930,000  NEXTLINK Communications, Inc., 10.75%,
             11/15/08.........................................     1,910,700
  4,070,000  Vodafone Airtouch PLC, 7.75%, 2/15/10**..........     4,041,954
  5,846,000  WorldCom, Inc.,
             7.75%, 4/01/07...................................     5,852,735
                                                                ------------
                                                                  23,873,049
                                                                ------------
             UTILITIES--ELECTRIC--0.6%
  2,268,293  Niagara Mohawk Power Corp., Series C,
             7.125%, 7/01/01..................................     2,256,954
                                                                ------------
             TOTAL CORPORATE BONDS
             (Cost $203,331,869)..............................   195,513,089
                                                                ------------

             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--26.5%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--5.0%
  5,000,000  5.50%, 5/15/02...................................     4,880,390
  8,000,000  6.25%, 10/15/02..................................     7,885,264
  8,000,000  5.75%, 4/15/08...................................     7,335,248
                                                                ------------
                                                                  20,100,902
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--8.8%
$12,160,000  0.00%, 7/17/00...................................  $ 12,121,159
  7,366,000  5.125%, 2/13/04..................................     6,925,911
  7,500,000  5.75%, 6/15/05...................................     7,106,880
 10,000,000  6.50%, 4/29/09...................................     9,351,070
                                                                ------------
                                                                  35,505,020
                                                                ------------
             TENNESSEE VALLEY AUTHORITY--0.1%
    275,000  6.00%, 11/01/00..................................       274,049
                                                                ------------
             UNITED STATES TREASURY BONDS--1.3%
  1,255,000  6.25%, 2/15/07...................................     1,256,569
  7,000,000  0.00%, 5/15/09...................................     4,063,066
                                                                ------------
                                                                   5,319,635
                                                                ------------
             UNITED STATES TREASURY NOTES--11.3%
  5,000,000  5.875%, 11/15/04.................................     4,926,565
  8,000,000  6.50%, 5/15/05...................................     8,090,000
  3,600,000  6.50%, 8/15/05...................................     3,639,377
  9,075,000  5.875%, 11/15/05.................................     8,919,028
 10,000,000  7.00%, 7/15/06...................................    10,359,380
  1,575,000  6.625%, 5/15/07..................................     1,607,977
  4,000,000  6.00%, 8/15/09...................................     3,968,752
  3,888,000  6.00%, 2/15/26...................................     3,801,737
                                                                ------------
                                                                  45,312,816
                                                                ------------
             TOTAL UNITED STATES GOVERNMENT AGENCIES &
             OBLIGATIONS
             (Cost $107,797,029)..............................   106,512,422
                                                                ------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED
             SECURITIES--15.4%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--11.7%
$    47,596  Pool #180686,
             6.00%, 8/01/03...................................  $     46,018
    122,475  Pool #160074,
             10.00%, 4/01/09..................................       128,999
    608,176  Pool #180006,
             9.25%, 8/01/11...................................       623,233
  9,577,125  Gold Pool #C00785, 6.50%, 6/01/29................     9,045,916
  7,842,743  Gold Pool #C32140, 6.50%, 10/01/29...............     7,407,734
  8,121,711  Gold Pool #C00896, 7.50%, 12/01/29...............     8,018,124
  9,960,925  Gold Pool #C36309, 7.00%, 2/01/30................     9,626,049
  7,790,000  FGLMC Gold (TBA), 8.00%, 7/01/30.................     7,782,697
  4,318,000  FGLMC Gold (TBA), 8.50%, 7/01/30.................     4,334,867
                                                                ------------
                                                                  47,013,637
                                                                ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--0.1%
    356,759  Pool #219238,
             8.50%, 2/01/09...................................       362,181
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--3.6%
$    94,039  Pool #13416,
             8.00%, 9/15/06...................................  $     95,092
     39,058  Pool #13688,
             8.00%, 11/15/06..................................        39,496
     76,303  Pool #12766,
             8.00%, 12/15/06..................................        77,157
     67,743  Pool #16080,
             7.50%, 4/15/07...................................        67,307
    611,523  Pool #21598,
             8.00%, 2/15/08...................................       618,371
    123,928  Pool #27246,
             9.00%, 12/15/08..................................       128,032
     60,237  Pool #31570,
             9.50%, 6/15/09...................................        62,609
     34,795  Pool #34366,
             9.50%, 9/15/09...................................        36,166
     29,827  Pool #33765,
             9.50%, 10/15/09..................................        31,001
     64,454  Pool #34704,
             9.50%, 10/15/09..................................        67,156
    305,977  Pool #171774,
             9.00%, 9/15/16...................................       316,110
    146,652  Pool #199885,
             9.50%, 11/15/17..................................       152,426
     50,846  Pool #251646,
             9.50%, 4/15/18...................................        52,848
     32,184  Pool #290313,
             9.50%, 5/15/20...................................        33,451
    928,838  Pool #319650,
             7.00%, 11/15/22..................................       907,616
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$   969,607  Pool #349306,
             8.00%, 2/15/23...................................  $    984,214
    901,112  Pool #362262,
             7.50%, 4/15/24...................................       895,310
    361,167  Pool #376445,
             6.50%, 4/15/24...................................       344,744
    393,417  Pool #384069,
             7.50%, 4/15/24...................................       390,884
     89,398  Pool #780689,
             6.50%, 12/15/27..................................        85,014
  9,501,791  Pool #464686,
             6.50%, 7/15/28...................................     9,022,370
                                                                ------------
                                                                  14,407,374
                                                                ------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $62,211,680)...............................    61,783,192
                                                                ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--5.2%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--0.6%
  1,000,000  Series 1678CA,
             6.00%, 2/15/09...................................       902,780
    757,571  Series 1607ZB,
             5.50%, 12/15/10..................................       753,824
    992,790  Series 1627PJ,
             6.00%, 3/15/23...................................       914,777
                                                                ------------
                                                                   2,571,381
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--3.3%
$   169,301  Series 1993-212C,
             6.00%, 11/25/00..................................  $    168,184
  4,732,496  Series 1999-55PA,
             7.00%, 6/18/13...................................     4,678,782
    308,646  Series G93-20 PG,
             6.50%, 2/25/19...................................       305,103
  5,450,000  Series 1993-96PJ,
             7.00%, 8/25/22...................................     5,298,653
  2,832,833  Series 1993-199C,
             5.80%, 10/25/23..................................     2,748,798
                                                                ------------
                                                                  13,199,520
                                                                ------------
             FIXED RATE SECURITIES--0.6%
  2,378,587  Kidder Peabody Mortgage Assets Trust, Series 22,
             Class D, 9.95%, 2/01/19..........................     2,434,265
                                                                ------------
             MORTGAGE--BACKED SECURITIES--0.7%
  2,950,154  Bear Stearns Commercial Mortgage Security, Series
             1999-WF2, Class A1, 6.80%, 9/15/08...............     2,888,840
                                                                ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $21,281,230)...............................    21,094,006
                                                                ------------

             ASSET-BACKED SECURITIES--5.1%
             ASSET BACKED SECURITIES--CREDIT CARDS--2.7%
  4,795,000  Discover Card Master Trust I, Series 1996-3,
             Class A, 6.05%, 8/18/08..........................     4,535,447
  6,410,000  MBNA Master Credit Card Trust, Series 1999-J,
             Class A, 7.00%, 2/15/12..........................     6,303,498
                                                                ------------
                                                                  10,838,945
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             ASSET-BACKED SECURITIES (CONTINUED)
             ASSET BACKED SECURITIES--TRADE & LEASE RECEIVABLES--2.4%
$ 4,150,000  Associates Automobile Receivables Trust, 2000-1,
             Class A3, 7.30%, 1/15/04.........................  $  4,160,562
  2,505,000  Capital Auto Receivables Asset Trust, 2000-1,
             Class A4, 7.00%, 1/15/05.........................     2,503,334
  3,000,000  Daimler Chrysler Auto Trust, Series 2000-A,
             Class A4, 7.23%, 1/06/05.........................     3,010,935
                                                                ------------
                                                                   9,674,831
                                                                ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $20,628,552)...............................    20,513,776
                                                                ------------

             MONEY MARKET FUND--1.0%
  3,847,115  ACM Institutional Reserves (Prime Portfolio),
             6.52%(a)
             (Cost $3,847,115)................................     3,847,115
                                                                ------------
             TOTAL INVESTMENTS
             (Cost $419,097,475)(b)--101.8%...................   409,263,600
             Liabilities in excess of other assets--(1.8%)....    (7,424,572)
                                                                ------------
             NET ASSETS--100.0%...............................  $401,839,028
                                                                ============

** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED DEPRECIATION WAS $9,833,875 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,145,033 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $10,978,908.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investment at value
    (Cost $419,097,475).........................................................  $  409,263,600
  Cash..........................................................................               2
  Receivables:
    Interest....................................................................       5,851,697
    Capital Stock sold..........................................................         403,478
    Investments sold............................................................          12,003
                                                                                  --------------
    TOTAL ASSETS................................................................     415,530,780
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................      12,539,017
    Dividends...................................................................         680,444
    Services provided by The Bank of New York and Administrator.................         240,811
    Capital stock repurchased...................................................         203,089
  Accrued expenses and other liabilities........................................          28,391
                                                                                  --------------
    TOTAL LIABILITIES...........................................................      13,691,752
                                                                                  --------------
NET ASSETS:.....................................................................  $  401,839,028
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       41,056
  Capital surplus...............................................................     419,521,617
  Accumulated net investment loss...............................................        (116,910)
  Accumulated net realized loss on investments..................................      (7,772,860)
  Net unrealized depreciation on investments....................................      (9,833,875)
                                                                                  --------------
NET ASSETS......................................................................  $  401,839,028
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  397,665,030
                                                                                  ==============
  Shares outstanding............................................................      40,629,496
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.79
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    4,173,998
                                                                                  ==============
  Shares outstanding............................................................         426,247
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.79
                                                                                  ==============
Institutional Shares authorized at $.001 par value..............................     200,000,000
Investor Shares authorized at $.001 par value...................................     200,000,000

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
  Interest......................................................................  $   13,741,571
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         984,009
  Administration................................................................         393,604
  12b-1 fee--Investor Shares....................................................           5,139
  Transfer agent................................................................          48,885
  Accounting services...........................................................          29,879
  Custodian.....................................................................          27,487
  Organization..................................................................          10,348
  Registration and filings......................................................           7,489
  Reports to shareholders.......................................................           6,801
  Insurance.....................................................................           5,204
  Audit.........................................................................           3,922
  Legal.........................................................................           3,899
  Directors.....................................................................           2,697
  Cash management...............................................................           1,123
  Other.........................................................................          14,218
                                                                                  --------------
    TOTAL EXPENSES..............................................................       1,544,704
  Fees waived by The Bank of New York (Note 3)..................................            (574)
  Earnings credit adjustment (Note 3)...........................................          (1,396)
                                                                                  --------------
    NET EXPENSES................................................................       1,542,734
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      12,198,837
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................      (5,934,397)
  Increase in unrealized depreciation on investments during the period..........       4,006,590
                                                                                  --------------
  Net realized and unrealized loss on investments...............................      (1,927,807)
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   10,271,030
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $ 12,198,837      $  23,444,118
  Net realized loss on investments..............................................      (5,934,397)        (1,931,004)
  Increase (decrease) in unrealized appreciation (depreciation) on investments
    during the period...........................................................       4,006,590        (27,480,895)
                                                                                    ------------      -------------
    Net increase (decrease) in net assets resulting from operations.............      10,271,030         (5,967,781)
                                                                                    ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................     (12,076,700)       (23,199,170)
                                      Investor Shares...........................        (122,290)          (244,948)
  Distributions from capital gains:
                               Institutional Shares.............................              --           (684,312)
                               Investor Shares..................................              --             (8,042)
                                                                                    ------------      -------------
                                                                                     (12,198,990)       (24,136,472)
                                                                                    ------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      43,130,676        150,144,716
                               Investor Shares..................................         471,701          1,655,747
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares........................       1,375,439          3,083,923
                               Investor Shares..................................         122,320            250,234
  Cost of capital stock repurchased:
                                Institutional Shares............................     (38,615,909)      (122,291,295)
                                Investors Shares................................      (1,004,138)          (955,565)
                                                                                    ------------      -------------
    Net increase in net assets resulting from capital stock transactions........       5,480,089         31,887,760
                                                                                    ------------      -------------
      INCREASE IN NET ASSETS....................................................       3,552,129          1,783,507
NET ASSETS:
  Beginning of year.............................................................     398,286,899        396,503,392
                                                                                    ------------      -------------
  End of period (includes accumulated net investment loss of $116,910 at
    June 30, 2000 and 116,757 at December 31, 2000).............................    $401,839,028      $ 398,286,899
                                                                                    ============      =============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       4,434,233         14,659,145
             Investor Shares....................................................          48,094            162,350
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................         141,373            304,231
                    Investor Shares.............................................          12,566             24,627
  Shares repurchased:
                   Institutional Shares.........................................      (3,963,760)       (11,947,117)
                   Investor Shares..............................................        (102,508)           (94,021)
                                                                                    ------------      -------------
    Net increase................................................................         569,998          3,109,215
  Shares outstanding, beginning of year.........................................      40,485,745         37,376,530
                                                                                    ------------      -------------
  Shares outstanding, end of period.............................................      41,055,743         40,485,745
                                                                                    ============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
                                          ------------------------------------------------------------
                                           SIX MONTHS                                 FOR THE PERIOD
                                              ENDED       YEAR ENDED DECEMBER 31,     APRIL 1, 1997*
                                          JUNE 30, 2000  --------------------------       THROUGH
                                           (UNAUDITED)       1999          1998      DECEMBER 31, 1997
                                          -------------  ------------  ------------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $   9.84       $  10.61      $  10.45        $  10.00
                                            --------       --------      --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.30           0.60          0.61            0.47
Net realized and unrealized gain (loss)
  on investments........................       (0.05)         (0.76)         0.26            0.45
                                            --------       --------      --------        --------
  Total from investment operations......        0.25          (0.16)         0.87            0.92
                                            --------       --------      --------        --------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................       (0.30)         (0.59)        (0.61)          (0.47)
Distribution from capital gains.........          --          (0.02)        (0.10)             --
                                            --------       --------      --------        --------
  Total dividends and distribution......       (0.30)         (0.61)        (0.71)          (0.47)
                                            --------       --------      --------        --------
Net asset value at end of period........    $   9.79       $   9.84      $  10.61        $  10.45
                                            ========       ========      ========        ========
TOTAL RETURN:...........................        2.60%**       (1.47)%        8.56%           9.34%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................    $397,665       $393,680      $392,522        $350,330
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................        0.78%***       0.78%         0.81%           0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................        0.78%***       0.78%         0.81%           0.80%
  Net investment income.................        6.20%***       5.89%         5.79%           6.14%***
Portfolio turnover rate.................          33%            57%           53%             81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

--------------------------------------------------------------------------------

                                                                  INVESTOR SHARES
                                          ----------------------------------------------------------------
                                                                                          FOR THE PERIOD
                                          SIX MONTHS ENDED    YEAR ENDED DECEMBER 31,      MAY 1, 1997*
                                           JUNE 30, 2000    ---------------------------       THROUGH
                                            (UNAUDITED)         1999          1998       DECEMBER 31, 1997
                                          ----------------  ------------  -------------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $ 9.84          $10.61        $10.45           $10.08
                                               ------          ------        ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.29            0.57          0.58             0.40
Net realized and unrealized gain (loss)
  on investments........................        (0.05)          (0.76)         0.26             0.37
                                               ------          ------        ------           ------
  Total from investment operations......         0.24           (0.19)         0.84             0.77
                                               ------          ------        ------           ------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................        (0.29)          (0.56)        (0.58)           (0.40)
Distribution from capital gains.........           --           (0.02)        (0.10)              --
                                               ------          ------        ------           ------
  Total dividends and distribution......        (0.29)          (0.58)        (0.68)           (0.40)
                                               ------          ------        ------           ------
Net asset value at end of period........       $ 9.79          $ 9.84        $10.61           $10.45
                                               ======          ======        ======           ======
TOTAL RETURN:...........................         2.47%**        (1.73)%        8.22%            7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................       $4,174          $4,607        $3,981           $1,891
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................         1.03%***        1.05%         1.13%            1.06%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.03%***        1.09%         1.13%            1.06%
  Net investment income.................         5.95%***        5.62%         5.51%            5.74%***
Portfolio turnover rate.................           33%             57%           53%              81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON US BOND MARKET INDEX FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--
               54.3%
               FEDERAL HOME LOAN BANK--5.3%
$    475,000   4.875%, 1/22/02.........................  $    461,146
                                                         ------------
               FEDERAL HOME LOAN MORTGAGE CORP.--4.6%
     400,000   0.00%, 7/03/00..........................       400,000
                                                         ------------
               FEDERAL NATIONAL MORTGAGE ASSOC.--16.2%
   1,325,000   6.50%, 8/15/04..........................     1,300,457
     100,000   7.125%, 1/15/30.........................       100,556
                                                         ------------
                                                            1,401,013
                                                         ------------
               UNITED STATES TREASURY BONDS--1.7%
     125,000   7.625%, 2/15/25.........................       147,461
                                                         ------------
               UNITED STATES TREASURY NOTES--26.5%
     925,000   6.625%, 3/31/02.........................       927,024
     325,000   6.00%, 8/15/04..........................       322,055
     125,000   6.00%, 8/15/09..........................       124,023
     825,000   7.50%, 11/15/16.........................       929,414
                                                         ------------
                                                            2,302,516
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $4,657,323).......................     4,712,136
                                                         ------------
               CORPORATE BONDS--28.9%
               AEROSPACE AND DEFENSE--1.6%
     150,000   Raytheon Co.,
               6.75%, 8/15/07..........................       139,538
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)
               BANKING--3.5%
$    100,000   ABN AMRO Bank NV, 7.25%, 5/31/05........  $     99,127
      80,000   Dresdner Bank - New York, 6.625%,
               9/15/05.................................        76,289
     145,000   FleetBoston Financial Corp., 6.50%,
               3/15/08.................................       133,296
                                                         ------------
                                                              308,712
                                                         ------------
               BEVERAGES--SOFT DRINKS--1.6%
     150,000   Coca-Cola Enterprises, 7.125%,
               8/01/17.................................       139,743
                                                         ------------
               COMPUTERS--MICRO--1.4%
     125,000   IBM Corp.,
               7.00%, 10/30/25.........................       120,041
                                                         ------------
               FINANCIAL SERVICES--9.1%
     150,000   Associates Corp. NA, 5.80%, 4/20/04.....       140,693
     130,000   CIT Group, Inc.,
               7.375%, 3/15/03.........................       128,379
     150,000   Citigroup, Inc.,
               5.80%, 3/15/04..........................       143,129
     150,000   General Motors Acceptance Corp., 6.85%,
               6/17/04.................................       146,798
      75,000   Lehman Brothers Holdings, Inc., 7.75%,
               1/15/05.................................        74,358
     175,000   Merrill Lynch & Co., 6.00%, 2/17/09.....       155,086
                                                         ------------
                                                              788,443
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON US BOND MARKET INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)
               HOUSEHOLD AND PERSONAL CARE PRODUCTS--0.6%
$     50,000   Procter & Gamble Co., 6.60%, 12/15/04...  $     49,178
                                                         ------------
               MEDIA--1.7%
     150,000   Liberty Media Group, 7.875%, 7/15/09....       144,645
                                                         ------------
               RETAIL--DEPARTMENT STORES--1.7%
     150,000   Sears Roebuck Acceptance Corp., 6.00%,
               3/20/03.................................       143,896
                                                         ------------
               RETAIL--DISCOUNT STORES--1.2%
     110,000   Wal-Mart Stores,
               6.875%, 8/10/09.........................       107,840
                                                         ------------
               TELECOMMUNICATIONS--5.1%
     150,000   AT&T Corp.,
               6.50%, 3/15/29..........................       125,992
      50,000   Deutsche Telekom International Fin
               (Netherlands),
               8.00%, 6/15/10(a).......................        49,829
     150,000   GTE Corp.,
               6.94%, 4/15/28..........................       132,848
     150,000   Sprint Capital Corp., 6.125%,
               11/15/08................................       133,864
                                                         ------------
                                                              442,533
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)
               TRANSPORTATION--RAIL--1.4%
$    150,000   Union Pacific Corp., 6.625%, 2/01/29....  $    124,320
                                                         ------------
               TOTAL CORPORATE BONDS
               (Cost $2,492,803).......................     2,508,889
                                                         ------------
               MORTGAGE-BACKED SECURITIES--15.6%
               FEDERAL HOME LOAN MORTGAGE CORP.--13.8%
     750,000   Gold Pool #20437,
               6.50%, 7/15/30..........................       703,184
     500,000   Gold Pool (TBA),
               7.50%, 7/15/30..........................       490,703
                                                         ------------
                                                            1,193,887
                                                         ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.8%
     149,825   Pool #500091,
               8.50%, 4/15/30..........................       153,593
                                                         ------------
               TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $1,345,958).......................     1,347,480
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON US BOND MARKET INDEX FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS--3.5%
$    150,000   Quebec Province (Canada), 7.00%,
               1/30/07.................................  $    147,163
     150,000   Republic of Korea (Korea), 8.875%,
               4/15/08.................................       155,813
                                                         ------------
               TOTAL FOREIGN GOVERNMENT AGENCIES &
               OBLIGATIONS
               (Cost $301,047).........................       302,976
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               MONEY MARKET FUND--9.0%
               MONEY MARKET SECURITIES--9.0%
$    347,259   ACM Institutional Reserves (Government
               Portfolio), 6.31%(b)....................  $    347,259
     434,949   ACM Institutional Reserves (Prime
               Portfolio), 6.52%(b)....................       434,949
                                                         ------------
               TOTAL MONEY MARKET FUND
               (Cost $782,208).........................       782,208
                                                         ------------
               TOTAL INVESTMENTS
               (Cost $9,579,339)(c)--111.3%............     9,653,689
               Liabilities in excess of other
               assets--(11.3%).........................      (977,513)
                                                         ------------
               NET ASSETS--100.0%......................  $  8,676,176
                                                         ============

(a) THE COUPON ON THIS SECURITY VARIES ALONG WITH ITS RATING. IF ITS RATING FALLS BELOW SINGLE A BY EITHER MOODY'S OR STANDARD & POORS, THE COUPON STEPS UP 50 BASIS POINTS. IF PREVIOUS SITUATION OCCURS, AND THE RATING THEN INCREASES BACK ABOVE BBB, THE COUPON STEPS DOWN 50 BASIS POINTS. THE SECURITY IS CURRENTLY RATED AA.
(b)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $74,350 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $78,561 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $4,211.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $9,579,339)...................  $ 9,653,689
  Cash..................................           67
  Receivables:
    Investments sold....................      636,820
    Interest............................      149,407
    Due from Advisor....................       16,536
                                          -----------
    TOTAL ASSETS........................   10,456,519
                                          -----------
LIABILITIES:
  Payables:
    Investments purchased...............    1,649,742
    Capital stock repurchased...........       97,809
    Distributions.......................       17,555
    Services provided by the Bank of New
      York and Administrator............       10,785
  Accrued expenses and other
    liabilities.........................        4,452
                                          -----------
    TOTAL LIABILITIES...................    1,780,343
                                          -----------
NET ASSETS:.............................  $ 8,676,176
                                          ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $       862
  Capital surplus.......................    8,598,419
  Overdistribution of net investment
    income..............................       (1,785)
  Accumulated net realized gain on
    investments.........................        4,330
  Net unrealized appreciation on
    investments.........................       74,350
                                          -----------
NET ASSETS..............................  $ 8,676,176
                                          ===========
INSTITUTIONAL SHARES:
  Net assets............................  $ 8,676,176
                                          ===========
  Shares outstanding....................      861,591
                                          ===========
  Net asset value, offering price and
    repurchase price per share..........  $     10.07
                                          ===========
Institutional Shares authorized @ $.001
  par value.............................  200,000,000

                            STATEMENT OF OPERATIONS
                         FOR THE PERIOD APRIL 28, 2000*
                       THROUGH JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest..............................  $102,054
                                          -------
EXPENSES:
  Accounting services...................   13,709
  Advisory..............................    3,639
  Administration........................    2,911
  Transfer agent........................    1,765
  Custodian.............................    1,029
  Directors.............................      957
  Audit.................................      756
  Reports to shareholders...............      544
  Registration and filings..............      192
  Legal.................................       13
  Cash management.......................       13
  Other.................................      226
                                          -------
    TOTAL EXPENSES......................   25,754
  Fees waived by the Bank of New York
    (Note 3)............................  (20,175)
  Earnings credit adgustment (Note 3)...     (485)
                                          -------
    NET EXPENSES........................    5,094
                                          -------
    NET INVESTMENT INCOME...............   96,960
                                          -------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on:
    Investments.........................    4,330
  Increase in unrealized appreciation on
    Investments during the period.......   74,350
                                          -------
  Net realized and unrealized gain on
    investments.........................   78,680
                                          -------
  Net increase in net assets resulting
    from operations.....................  $175,640
                                          =======

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE PERIOD
                                             APRIL 28, 2000*
                                          THROUGH JUNE 30, 2000
                                               (UNAUDITED)
                                          ----------------------
OPERATIONS:
  Net investment income.................       $    96,960
  Net realized gain on investments......             4,330
  Increase in unrealized appreciation on
    investments during the period.......            74,350
                                               -----------
    Net increase in net assets resulting
     from operations....................           175,640
                                               -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                           Institutional
                               Shares...           (98,745)
                                               -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                           Institutional
                               Shares...         9,625,579
  Proceeds from shares issued on
    reinvestment of dividends:
                           Institutional
                               Shares...            71,511
  Cost of capital stock repurchased:
                           Institutional
                               Shares...        (1,097,809)
                                               -----------
    Net increase in net assets resulting
     from capital stock transactions....         8,599,281
                                               -----------
      INCREASE IN NET ASSETS............         8,676,176
NET ASSETS:
  Beginning of period...................                --
                                               -----------
  End of period (includes
    overdistributed net investment
    income of $1,785 at June 30,
    2000)...............................       $ 8,676,176
                                               ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares.......           965,036
  Shares issued on reinvestment of
    dividends:
                           Institutional
                               Shares...             7,176
  Shares repurchased:
                   Institutional
                     Shares.............          (110,621)
                                               -----------
    Net increase........................           861,591
  Shares outstanding, beginning of
    period..............................                --
                                               -----------
  Shares outstanding, end of period.....           861,591
                                               ===========

*  COMMENCEMENT OF INVESTMENT
OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                            INSTITUTIONAL SHARES
                                               FOR THE PERIOD
                                              APRIL 28, 2000*
                                           THROUGH JUNE 30, 2000
                                                (UNAUDITED)
                                          ------------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................          $ 10.00
                                                  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................             0.13
Net realized and unrealized gain on
  investments...........................             0.05
                                                  -------
  Total from investment operations......             0.18
                                                  -------
DIVIDENDS
Dividends from net investment income....            (0.11)
                                                  -------
Net asset value at end of period........          $ 10.07
                                                  =======
TOTAL RETURN:...........................             1.68%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................          $ 8,676
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................             0.35%***
  Expenses, prior to waiver from The
    Bank of New York....................             1.74%***
  Net investment income net of waiver
    from The Bank of New York...........             6.66%***
Portfolio turnover rate.................              102%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS--98.0%
              EDUCATION--15.1%
$ 2,000,000   California Education Facilities
              Authority Revenue (Claremont McKenna
              College)................................        Aa1/NR           4.500%       11/01/13        $  1,860,940
  1,190,000   California Education Facilities
              Authority Revenue, Callable 4/01/09
              @101....................................        A3/NR            4.700         4/01/12           1,129,834
  1,000,000   District of Columbia Revenue
              (Association of American Medical
              Colleges), Series A, Callable 8/15/07
              @102, AMBAC Insured+....................       Aaa/AAA           5.150         2/15/10             994,320
  2,000,000   District of Columbia Revenue (University
              of George Washington), MBIA Insured+....       Aaa/AAA           5.500         9/15/07           2,052,440
  1,000,000   Illinois Educational Facility Authority
              Revenue (University of Chicago),
              Series A................................        Aa1/AA           5.000         7/01/08             992,850
  1,000,000   Illinois Educational Facility Authority
              Revenue (Northwestern University).......       Aa1/AA+           5.000        11/01/32             984,560
  2,500,000   Illinois Educational Facility Authority
              Revenue, Mandatory Put 7/01/04 @100,
              Floating Rate Notes, payable monthly,
              interest rate resets weekly, next
              interest rate reset date 7/03/00 ++.....        Aa1/AA           4.400         7/01/25           2,396,325
  1,500,000   Indiana University Revenue Student Fee,
              Series M, Callable 8/01/09 @101.........        Aa2/AA           5.750         8/01/10           1,571,235
  1,250,000   New Jersey State Educational Facility
              Authority Revenue (Princeton
              University), Series B, Callable 7/01/09
              @100....................................       Aaa/AAA           4.750         7/01/11           1,199,275
  2,450,000   New York State Dormitory Authority
              Revenue.................................        Baa1/A           5.000         7/01/08           2,413,519
  2,985,000   New York State Dormitory Authority
              Revenue (City University), Series E.....      Baa1/BBB+          5.750         7/01/06           3,076,460
  1,315,000   New York State Dormitory Authority
              Revenue (Culinary Institution of
              America), MBIA Insured+.................       Aaa/AAA           4.400         7/01/11           1,206,355

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 1,000,000   New York State Dormitory Authority
              Revenue (Rochester Instutional of
              Technology) Callable 7/01/09 @101, AMBAC
              Insured+................................       Aaa/AAA           4.625%        7/01/10        $    948,480
     20,000   New York State Dormitory Authority
              Revenue, Unrefunded Balance, University
              of Rochester, Callable 7/10/00 @101.5...        A1/A+            6.200         7/01/02              20,123
  2,020,000   Private Colleges & Universities
              Authority (Emory University),
              Series A................................        Aa1/AA           5.500        11/01/06           2,092,983
  1,000,000   Swarthmore Borough Authority
              Pennsylvania Swarthmore College.........       Aaa/AA+           5.000         9/15/08           1,002,600
  1,000,000   Swarthmore Borough Authority
              Pennsylvania Swarthmore College.........       Aaa/AA+           5.250         9/15/09           1,018,930
  2,185,000   Texas A&M University Revenue, Callable
              5/15/07 @100............................       Aa2/AA+           5.000         5/15/08           2,184,869
  1,315,000   Texas A&M University Revenue, Callable
              5/15/09 @100............................       Aa2/AA+           5.200         5/15/12           1,308,241
  1,000,000   Texas State Public Finance Authority
              Building Revenue (State Technical
              College), MBIA Insured+.................       Aaa/AAA           6.100         8/01/04           1,029,770
  5,255,000   Texas State Refunding Water Financial
              Assistance, Series C, Callable 8/01/08
              @100....................................        Aa1/AA           5.000         8/01/09           5,216,954
  2,005,000   Wisconsin State.........................        Aa2/AA           5.500        11/01/13           2,050,554
                                                                                                            ------------
                                                                                                              36,751,617
                                                                                                            ------------
              GENERAL OBLIGATIONS--35.2%
  1,000,000   Aldine Texas Independent School
              District, Callable, 2/15/07 @100........       Aaa/AAA           5.375         2/15/09           1,018,050
  1,000,000   Beaufort County, S.C., FSA Insured+.....       Aaa/AAA           4.600         2/01/07             976,760
  1,100,000   Chicago Illinios Sales Tax Revenue, FGIC
              Insured+................................       Aaa/AAA           5.000         1/01/08           1,093,884
  3,000,000   Chicago Illinois, FSA Insured+..........       Aaa/AAA           5.500         1/01/12           3,071,970
  3,000,000   Connecticut State, Series A.............        Aa3/AA           5.000         5/15/04           3,031,380
  2,500,000   Delaware State, Series A................       Aaa/AAA           5.125         4/01/05           2,540,350

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 2,880,000   El Paso Texas, Callable 8/15/08 @100,
              FGIC Insured+...........................       Aaa/AAA           4.400%        8/15/10        $  2,643,091
  2,835,000   El Paso Texas, Callable 8/15/08 @100,
              FGIC Insured+...........................       Aaa/AAA           4.500         8/15/11           2,601,254
  5,000,000   Georgia State, Series C.................       Aaa/AAA           5.250         7/01/08           5,111,400
  4,000,000   Illinois State..........................        Aa2/AA           5.000         6/01/07           4,015,660
  1,585,000   King County Washington, Series A........       Aa1/AA+           5.000         1/01/04           1,596,127
  2,185,000   Maryland State & Local Facilities
              Loan-2nd Series.........................       Aaa/AAA           5.250         6/15/05           2,235,626
  2,000,000   Maryland State & Local Facilities
              Loan-3rd Series, callable 10/15/06
              @100....................................       Aaa/AAA           5.000        10/15/07           2,018,120
  1,485,000   Massachusetts State-Construction Loan,
              Series A................................       Aa2/AA-           5.100        11/01/02           1,501,172
  2,000,000   Massachusetts State-Construction Loan,
              Series D, FGIC Insured+.................       Aaa/AAA           5.125        11/01/03           2,026,440
  1,300,000   Milwaukee, Wisconsin Corp., Series O....       Aa1/AA+           5.000         6/15/08           1,299,129
  2,000,000   Milwaukee, Wisconsin Metropolitan Sewer
              District, Series A......................       Aa1/AA+           6.250        10/01/04           2,110,180
  1,070,000   Minnesota State, Callable 11/01/06
              @100....................................       Aaa/AAA           5.000        11/01/08           1,074,537
  1,290,000   Montana State...........................       Aa3/AA-           5.000         8/01/08           1,295,908
  2,000,000   Nevada State............................        Aa2/AA           5.000         7/01/04           2,015,140
  3,215,000   Nevada State Municipal Bond Bank Project
              #52, Series A...........................        Aa2/AA           6.375         5/15/06           3,456,864
  2,760,000   Nevada State Municipal Bond Bank Project
              #66 & 67, Series A,
              Callable 5/15/08 @100...................        Aa2/AA           5.250         5/15/10           2,784,619
  3,470,000   Nevada State, Series A..................        Aa/AA            4.375         8/01/03           3,415,347
  2,500,000   New Jersey State........................       Aa1/AA+           5.000         5/01/06           2,526,300
  2,000,000   New Jersey State, Series E..............       Aa1/AA+           5.000         7/15/04           2,019,620
  1,000,000   New York State, Series F................        A2/A+            5.000         9/15/06           1,006,290
  3,000,000   New York, Series A......................        A3/A-            6.000         8/01/06           3,162,030
  1,000,000   New York, Series G......................        A3/A-            5.750         2/01/04           1,028,920

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 1,000,000   Ohio State Infrastructure Improvement,
              Series A, Callable 8/01/08 @101.........       Aa1/AA+           5.250%        8/01/09        $  1,020,960
  3,000,000   Pennsylvania State - 1st Series, MBIA
              Insured+................................       Aaa/AAA           5.000         6/01/08           3,003,750
  2,970,000   Pennsylvania State - 1st Series, MBIA
              Insured+................................        AA/AA            5.000         5/01/03           2,991,651
  2,105,000   Port of Seattle, Washington Revenue,
              Series A, FGIC Insured+.................       Aaa/AAA           6.000        10/01/07           2,235,489
  2,000,000   Rhode Island, Callable 8/01/07@101, MBIA
              Insured+................................       Aaa/AAA           5.000         8/01/09           1,997,020
  2,000,000   Round Rock, Texas Independent School
              District, Callable 8/01/09 @100.........       Aaa/AAA           4.400         8/01/11           1,811,680
  1,345,000   Tennessee State, Series B...............       Aaa/AAA           4.500         5/01/07           1,304,112
    500,000   Tulsa, Oklahoma.........................        Aa2/AA           5.150         6/01/03             505,780
  3,000,000   Virginia State Public School Authority,
              Series A, Callable 8/01/09 @101.........       Aa1/AA+           4.500         8/01/11           2,762,700
  1,000,000   Washington State, Series A..............       Aa1/AA+           6.700         2/01/05           1,075,290
  2,000,000   Washington State, Series R-92D (Motor
              Vehicle Fuel Tax).......................       Aa1/AA+           6.250         9/01/07           2,153,900
  1,500,000   Washington State, Series R-93B..........       Aa1/AA+           5.375        10/01/08           1,536,510
                                                                                                            ------------
                                                                                                              85,075,010
                                                                                                            ------------
              HEALTHCARE--4.6%
  5,625,000   Indiana Health Facility Financing
              Authority Hospital Revenue-(Charity
              Obligation Group), Series D, Floating
              Rate Notes, mandatory put 11/01/00++....        AAA/NR           5.000        11/01/26           5,641,762
    605,000   New York State Medical Care Facilities
              Financial Agency, Series D, FHA
              Insured+................................       Aa2/AA+           5.100         2/15/05             604,540
  1,000,000   North Carolina Medical Care Facility
              (Duke University Health Systems),
              Series A, Callable 6/01/08 @101.........        Aa3/AA           4.600         6/01/09             934,500

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 2,000,000   Pennsylvania State Higher Educational
              Facilities Authority-(University of
              Pennsylvania Health Services),
              Series B................................         A3/A            5.000%        1/01/04        $  1,916,380
  2,000,000   Tampa, Florida Revenue Health System -
              Catholic Health East, MBIA Insured+.....       Aaa/AAA           5.500        11/15/06           2,051,700
                                                                                                            ------------
                                                                                                              11,148,882
                                                                                                            ------------
              HOUSING--1.6%
    960,000   Alaska State Housing Finance Corp.
              Mortgage, Series A-1, Callable 12/01/07
              @101.50, MBIA Insured+..................       Aaa/AAA           5.000        12/01/08             939,965
    500,000   Connecticut State Housing Financial
              Authority-Housing Mortgage Finance
              Program, Series C-2.....................        Aa2/AA           5.300        11/15/03             506,465
  2,250,000   Housing New York Corp. Revenue..........       Aa3/AAA           6.000        11/01/03           2,328,637
                                                                                                            ------------
                                                                                                               3,775,067
                                                                                                            ------------
              INDUSTRIAL DEVELOPMENT BONDS--0.4%
  1,000,000   Georgetown County, South Carolina
              Pollution Control Facilities
              (International Paper Company Project),
              Callable 6/15/02 @102...................      Baa1/BBB+          6.250         6/15/05           1,019,210
                                                                                                            ------------
              OTHER--0.1%
    200,000   New York State Dormitory Authority
              Revenue Metropolitan Museum of Art,
              Series B, Floating Rate Notes, payable
              monthly, interest rate resets weekly,
              interest rate reset date 7/03/00++......       Aa1/AA+           3.550         7/01/23             200,000
    100,000   New York State Local Government
              Assistance Corp., Series A, Floating
              Rate Notes, payable monthly, interest
              rate resets weekly, next interest rate
              rest date 7/03/00++.....................       Aa2/AA+           4.350         4/01/22             100,000
                                                                                                            ------------
                                                                                                                 300,000
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
              PRE-REFUNDED SECURITIES--4.3%
$    85,000   Austin, Texas Utility System Revenue,
              Series B, Unrefunded balance Callable
              11/15/00 @100, ETM......................         A2/A            7.250%       11/15/03        $     91,329
    895,000   Illinois State Toll Highway Authority,
              Callable 7/10/00 @100...................       AAA/AAA           6.750         1/01/10             945,487
  2,000,000   Jacksonville, Florida Health Facilities
              Authority Hospital Revenue-(Charity
              Obligation Group), Series C, ETM........        Aa2/NR           4.875         8/15/07           1,987,420
  1,255,000   King County, Washington, Series A.......       Aa1/AA+           5.000         1/01/04           1,263,007
    460,000   Manatee County, Florida Water Revenue,
              Callable 7/10/00 @101...................       AAA/AAA           4.200         3/01/05             453,068
    155,000   Monroe County, New York, Callable
              6/01/04 @102, AMBAC Insured+............       Aaa/AAA           6.000         6/01/11             161,642
  1,280,000   New Jersey State Highway
              Authority-Garden State Parkway General
              Revenue, ETM............................        NR/AAA           6.500         1/01/11           1,369,958
  2,185,000   New Jersey State Turnpike Authority
              Revenue.................................        AAA/NR           5.700         5/01/13           2,244,476
     95,000   New Jersey State Turnpike Authority
              Revenue, ETM, MBIA Insured+.............       AAA/AAA           5.875         1/01/08              97,248
    375,000   New Jersey State Turnpike Authority
              Revenue, ETM............................        NR/AAA          10.375         1/01/03             406,159
    428,437   New York State Dormitory Authority
              Revenue, Series B.......................       Aa1/AA+           7.000        10/25/08             476,473
    800,000   Sacramento, California Municipal Utility
              District Revenue........................       AAA/AAA           5.500         2/01/11             822,808
                                                                                                            ------------
                                                                                                              10,319,075
                                                                                                            ------------
              SPECIAL TAX--7.7%
  2,585,000   Chicago, Illinois Sales Tax Revenue,
              FGIC Insured+...........................       Aaa/AAA           6.000         1/01/07           2,724,073
    510,000   Clark County, Nevada-Las Vegas
              Convention and Visitors Authority, MBIA
              Insured+................................       Aaa/AAA           5.400         7/01/03             519,318

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 1,000,000   Connecticut State Special Obligation
              Revenue, Series B.......................        A1/AA-           6.100%        9/01/08        $  1,075,730
  1,100,000   Indiana Bond Bank Revenue, Series A.....        NR/AAA           5.750         2/01/06           1,144,616
  2,000,000   Indianapolis Industrial Local Public
              Improvement Bank, Series A..............       Aaa/AAA           5.500         2/01/08           2,063,660
  2,000,000   Municipal Assistance Corp. for New York
              City, Series E..........................        Aa2/AA           6.000         7/01/05           2,110,160
  1,805,000   New York State Local Government
              Assistance Corp., Series A..............        A3/AA-           6.000         4/01/06           1,901,477
  2,000,000   New York State Local Government
              Assistance Corp., Series A, Callable
              4/01/07 @101, AMBAC Insured+............       Aaa/AAA           5.000         4/01/09           1,988,660
  1,980,000   New York State Local Government
              Assistance Corp., Series C..............        A3/AA-           6.000         4/01/12           2,108,839
  3,000,000   New York, New York City Transitional
              Finance Authority Revenue, Series B.....        Aa3/AA           5.100        11/15/07           3,034,740
                                                                                                            ------------
                                                                                                              18,671,273
                                                                                                            ------------
              STATE APPROPRIATION--12.5%
  1,980,000   Kentucky State Turnpike Authority
              Economic Development Road Revenue
              (Revitalization Projects), AMBAC
              Insured+................................       Aaa/AAA           5.300         7/01/04           2,018,551
  2,000,000   Kentucky State Turnpike Authority
              Economic Development Road Revenue
              (Revitalization Projects), AMBAC
              Insured+................................       Aaa/AAA           5.500         7/01/08           2,067,960
  1,000,000   Massachusetts Bay Transportation
              Authority, Series A.....................       Aa2/AA-           5.400         3/01/08           1,029,000
  2,050,000   Metropolitan Transportation Authority
              Facility Revenue, Series 8..............        Baa1/A           5.500         7/01/06           2,094,075
  1,000,000   New York State CTFS Patnership..........        Baa1/A           5.000         3/01/04           1,000,930
  2,000,000   New York State CTFS Partnership.........        Baa1/A           5.000         3/01/03           2,004,320
  1,980,000   New York State Dormitory Authority State
              University Educational Facilities.......         A3/A            5.250         5/15/10           1,982,891

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 3,000,000   New York State Dormitory Authority State
              University Educational Facilities.......         A/A             6.000%        5/15/07        $  3,163,620
  1,785,000   New York State Urban Development Corp.,
              Revenue.................................        Baa1/A           5.500         1/01/13           1,781,805
  2,000,000   New York State Urban Development Corp.,
              Revenue.................................         A/A             5.000         1/01/07           1,983,600
  1,500,000   New York State Urban Development Corp.,
              Revenue.................................         A/A             5.450         1/01/07           1,521,285
 10,205,000   New York State Urban Development Corp.,
              Revenue, Callable 1/01/08 @102..........        Baa1/A           5.000         1/01/14           9,559,611
                                                                                                            ------------
                                                                                                              30,207,648
                                                                                                            ------------
              TRANSPORTATION--7.7%
  1,000,000   Central Puget Sound, Washington Transit
              Authority, FGIC Insured+................       Aaa/AAA           5.250         2/01/09           1,011,660
  1,150,000   Delaware Transportation Authority System
              Revenue, Callable 7/01/01 @102..........       Aa3/AAA           6.125         7/01/03           1,187,478
  1,500,000   Kansas State Department of
              Transportation Highway Revenue,
              Series A................................       Aa2/AA+           5.375         3/01/07           1,539,150
  1,750,000   Mississippi State Highway Revenue,
              Series #39..............................       Aa1/AAA           5.250         6/01/08           1,781,675
  2,000,000   New Jersey State Highway Authority
              Garden State Parkway General Revenue....        A1/AA-           5.150         1/01/07           2,026,440
  2,450,000   New Jersey State Transit Transportation
              Fund, Series A..........................        Aa2/AA           5.250         6/15/08           2,492,973
  1,200,000   New Jersey State Turnpike Authority
              Revenue, Series C, MBIA Insured+........       Aaa/AAA           6.500         1/01/08           1,312,248
  1,000,000   New York State Bridge Authority
              Revenue.................................       Aa3/AA-           5.000         1/01/07           1,002,750
  5,000,000   New York State Thruway Authority Local
              Highway & Bridge, Callable 4/01/07
              @102....................................        Baa1/A           5.100         4/01/08           4,971,150
  1,130,000   Triborough Bridge & Tunnel Authority,
              Series Q................................        NR/A+            6.750         1/01/09           1,243,542
                                                                                                            ------------
                                                                                                              18,569,066
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
              UTILITIES--8.8%
$ 5,000,000   Austin, Texas Utility System Revenue,
              Series A, Callable 11/15/06 @100, MBIA
              Insured+................................       Aaa/AAA           5.000%        5/15/07        $  5,010,550
  2,970,000   Charlotte, North Carolina Water &
              Sewer...................................       Aaa/AAA           5.500         5/01/03           3,030,618
    610,000   Consumers Public Power District-Nuclear
              Facility Revenue, Callable 7/10/00
              @100....................................        A1/A+            5.100         1/01/03             610,085
  3,150,000   Dade County, Florida Water & Sewer
              System Revenue, FGIC Insured+...........       Aaa/AAA           6.250        10/01/07           3,408,647
    990,000   Georgia Municipal Electrical Authority
              Power Revenue, Series Z.................         A3/A            5.000         1/01/04             992,515
  1,000,000   Grant County, Washington Public Utility
              District No. 002........................        Aa3/A+           5.600         1/01/05           1,023,920
  1,000,000   Houston, Texas Water Conveyance System
              Contract, Series B, AMBAC Insured+......       Aaa/AAA           7.000        12/15/04           1,081,920
      5,000   Jacksonville, Florida Electrical
              Authority Revenue, Series Two 1987A-1,
              Callable 7/10/00 @100...................        Aa2/AA           7.500        10/01/02               5,012
  3,500,000   Long Island Power Authority, New York
              Electric System Revenue, MBIA
              Insured+................................       Aaa/AAA           5.000         4/01/08           3,497,515
  1,000,000   Long Island Power Authority, New York
              Electric System Revenue, Series A.......       Aaa/AAA           5.500        12/01/10           1,029,530
  1,000,000   New York State Environmental Facilities
              Corp. Pollution Control Revenue
              Loan-C..................................       Aaa/AAA           5.000         7/15/04           1,012,370
    705,000   South Carolina State Public Service
              Authority Electrical Revenue &
              Electrical System Expansion.............       Aa2/AAA           4.100         7/01/06             662,538
                                                                                                            ------------
                                                                                                              21,365,220
                                                                                                            ------------
              TOTAL MUNICIPAL BONDS
              (Cost $237,682,520).....................                                                       237,202,068
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              TAX-EXEMPT MONEY MARKET FUND--0.5%
$ 1,116,648   Dreyfus Municipal Money Market Fund
              (Cost $1,116,648).......................        NR/NR            3.940%(a)                    $  1,116,648
                                                                                                            ------------
              TOTAL INVESTMENTS
              (Cost $238,799,168)(b)--98.5%...........                                                       238,318,716
              Other assets less liabilities--1.5%.....                                                         3,514,828
                                                                                                            ------------
              NET ASSETS--100.0%......................                                                      $241,833,544
                                                                                                            ============

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM  ESCROWED TO MATURITY
FHA  FEDERAL HOUSING AUTHORITY
MBIA MUNICIPAL BOND INVESTORS ASSURANCE.
FGIC FINANCIAL GUARANTY INSURANCE COMPANY
FSA  FINANCIAL SECURITY ASSURANCE
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT JUNE 30, 2000 FOR FLOATING RATES NOTES.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED DEPRECIATION WAS $480,452 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $2,827,720 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,308,172.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Alaska..................................  $    939,965       0.4%
California..............................     3,813,582       1.6
Connecticut.............................     4,613,575       1.9
Delaware................................     3,727,828       1.5
District of Columbia....................     3,046,760       1.3
Florida.................................     7,905,847       3.3
Georgia.................................     8,196,898       3.4
Illinois................................    16,224,809       6.7
Indiana.................................    10,421,273       4.3
Kansas..................................     1,539,150       0.6
Kentucky................................     4,086,511       1.7
Maryland................................     4,253,746       1.8
Massachusetts...........................     4,556,612       1.9
Minnesota...............................     1,074,537       0.5
Mississippi.............................     1,781,675       0.7
Montana.................................     1,295,908       0.5
Nebraska................................       610,085       0.3
Nevada..................................    12,191,288       5.0
New Jersey..............................    15,694,697       6.5
New York................................    65,726,339      27.2
North Carolina..........................     3,965,118       1.6
Ohio....................................     1,020,960       0.4
Oklahoma................................       505,780       0.2
Pennsylvania............................     9,933,311       4.1
Rhode Island............................     1,997,020       0.8
South Carolina..........................     2,658,508       1.1
Tennessee...............................     1,304,112       0.5
Texas...................................    23,997,708       9.9
Virginia................................     2,762,700       1.1
Washington..............................    11,895,903       4.9
Wisconsin...............................     5,459,863       2.3
Tax-exempt money market fund (various
  states)...............................     1,116,648       0.5
                                          ------------   -------
Total value of investments..............   238,318,716      98.5
Other assets less liabilities...........     3,514,828       1.5
                                          ------------   -------
Net Assets..............................  $241,833,544     100.0%
                                          ============   =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at value (Cost $238,799,168)......................................  $  238,318,716
  Receivables:
    Interest....................................................................       3,951,979
    Investments sold............................................................         294,655
    Capital stock sold..........................................................         105,050
  Deferred organization costs and other assets..................................          29,398
                                                                                  --------------
    TOTAL ASSETS................................................................     242,699,798
                                                                                  --------------
LIABILITIES:
  Payables:
    Capital stock repurchased...................................................         399,036
    Dividends...................................................................         271,500
    Services provided by the Bank of New York and Administrator.................         161,687
  Accrued expenses and other liabilities........................................          34,031
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         866,254
                                                                                  --------------
NET ASSETS:.....................................................................  $  241,833,544
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       25,120
  Capital surplus...............................................................     243,379,619
  Undistributed net investment income...........................................           8,244
  Accumulated net realized loss on investments..................................      (1,098,987)
  Net unrealized depreciation on investments....................................        (480,452)
                                                                                  --------------
NET ASSETS......................................................................  $  241,833,544
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  241,347,738
                                                                                  ==============
  Shares outstanding............................................................      25,069,865
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.63
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $      485,806
                                                                                  ==============
  Shares outstanding............................................................          50,424
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.63
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $    6,028,624
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         611,085
  Administration................................................................         244,434
  12b-1 fee--Investor Shares....................................................             579
  Accounting services...........................................................          29,879
  Custodian.....................................................................          28,963
  Transfer agent................................................................          27,321
  Organization..................................................................           8,250
  Registration and filings......................................................           5,556
  Reports to shareholders.......................................................           4,895
  Legal.........................................................................           4,649
  Audit.........................................................................           4,470
  Insurance.....................................................................           3,237
  Directors.....................................................................           2,697
  Cash management...............................................................           1,621
  Other.........................................................................          11,609
                                                                                  --------------
    TOTAL EXPENSES..............................................................         989,245
  Fees waived by the Bank of New York (Note 3)..................................         (22,752)
  Earnings credit adjustment (Note 3)...........................................          (1,233)
                                                                                  --------------
    NET EXPENSES................................................................         965,260
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       5,063,364
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................      (1,025,153)
  Increase in unrealized depreciation on:
    Investments during the period...............................................       3,088,831
                                                                                  --------------
  Net realized and unrealized gain on investments...............................       2,063,678
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    7,127,042
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $  5,063,364      $ 10,440,458
  Net realized gain (loss) on investments.......................................      (1,025,153)          617,858
  Increase (decrease) in unrealized appreciation (depreciation) on investments
    during the period...........................................................       3,088,831       (16,412,697)
                                                                                    ------------      ------------
    Net increase in net assets resulting from operations........................       7,127,042        (5,354,381)
                                                                                    ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (5,054,328)      (10,430,530)
                                      Investor Shares...........................          (9,036)           (9,928)
  Distributions from capital gains:
                               Institutional Shares.............................              --        (1,369,621)
                               Investor Shares..................................              --            (2,297)
                                                                                    ------------      ------------
                                                                                      (5,063,364)      (11,812,376)
                                                                                    ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      24,001,596        64,061,910
                               Investor Shares..................................          32,000            84,986
  Proceeds from shares issued on reinvest-
    ment of dividends and distributions:
                                      Institutional Shares......................         123,900         1,606,329
                                      Investor Shares...........................           8,869            16,942
  Cost of capital stock repurchased:
                                Institutional Shares............................     (36,613,755)      (66,816,115)
                                Investor Shares.................................              --          (108,514)
                                                                                    ------------      ------------
    Net decrease in net assets resulting from capital stock transactions........     (12,447,390)       (1,154,462)
                                                                                    ------------      ------------
      DECREASE IN NET ASSETS....................................................     (10,383,712)      (18,321,219)
NET ASSETS:
  Beginning of year.............................................................     252,217,256       270,538,475
                                                                                    ------------      ------------
  End of period (includes undistributed net investment income of $5,355 at both
    June 30, 2000 and December 31, 1999)........................................    $241,833,544      $252,217,256
                                                                                    ============      ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       2,524,793         6,479,523
             Investor Shares....................................................           3,356             8,684
  Shares issued on reinvestment of
    dividends and distributions:
                               Institutional Shares.............................          13,028           166,776
                               Investor Shares..................................             932             1,723
  Shares repurchased:
                   Institutional Shares.........................................      (3,848,405)       (6,776,924)
                   Investor Shares..............................................              --           (10,721)
                                                                                    ------------      ------------
    Net decrease................................................................      (1,306,296)         (130,939)
  Shares outstanding, beginning of year.........................................      26,426,585        26,557,524
                                                                                    ------------      ------------
  Shares outstanding, end of period.............................................      25,120,289        26,426,585
                                                                                    ============      ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                             INSTITUTIONAL SHARES
                                          -----------------------------------------------------------
                                                                                          FOR THE
                                                                                          PERIOD
                                            SIX MONTHS                                APRIL 1, 1997*
                                              ENDED        YEAR ENDED DECEMBER 31,        THROUGH
                                          JUNE 30, 2000   --------------------------   DECEMBER 31,
                                           (UNAUDITED)        1999          1998           1997
                                          --------------  ------------  ------------  ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $   9.54       $  10.19      $  10.27       $  10.00
                                             --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.20           0.39          0.41           0.33
Net realized and unrealized gain (loss)
  on investments........................         0.09          (0.60)         0.13           0.31
                                             --------       --------      --------       --------
  Total from investment operations......         0.29          (0.21)         0.54           0.64
                                             --------       --------      --------       --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................        (0.20)         (0.39)        (0.41)         (0.33)
Distributions from capital gains........           --          (0.05)        (0.21)         (0.04)
                                             --------       --------      --------       --------
  Total dividends and distributions.....        (0.20)         (0.44)        (0.62)         (0.37)
                                             --------       --------      --------       --------
Net asset value at end of period........     $   9.63       $   9.54      $  10.19       $  10.27
                                             ========       ========      ========       ========
TOTAL RETURN:...........................         3.04%**       (2.06)%        5.37%          6.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $241,348       $251,777      $270,065       $269,085
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.79%***       0.79%         0.83%          0.81%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.81%***       0.80%         0.83%          0.81%***
  Net investment income, net of waiver
    from The Bank of New York...........         4.14%***       3.96%         4.03%          4.36%***
Portfolio turnover rate.................            8%            34%           37%            30%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                               INVESTOR SHARES
                                          ---------------------------------------------------------
                                                                                         FOR THE
                                                                                         PERIOD
                                            SIX MONTHS                                MAY 1, 1997*
                                              ENDED        YEAR ENDED DECEMBER 31,       THROUGH
                                          JUNE 30, 2000   --------------------------  DECEMBER 31,
                                           (UNAUDITED)        1999          1998          1997
                                          --------------  ------------  ------------  -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 9.55         $10.19        $10.28        $ 9.99
                                              ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.19           0.23          0.38          0.27
Net realized and unrealized gain (loss)
  on investments........................        0.07          (0.45)         0.12          0.33
                                              ------         ------        ------        ------
  Total from investment operations......        0.26          (0.22)         0.50          0.60
                                              ------         ------        ------        ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................       (0.18)         (0.37)        (0.38)        (0.27)
Distributions from capital gains........          --          (0.05)        (0.21)        (0.04)
                                              ------         ------        ------        ------
  Total dividends and distributions.....       (0.18)         (0.42)        (0.59)        (0.31)
                                              ------         ------        ------        ------
Net asset value at end of period........      $ 9.63         $ 9.55        $10.19        $10.28
                                              ======         ======        ======        ======
TOTAL RETURN:...........................        2.81%**       (2.22)%        4.95%         6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $  486         $  441        $  473        $  194
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.04%***       2.45%         1.13%         1.15%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.06%***       2.45%         1.13%         1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........        3.90%***       2.31%         3.74%         3.98%***
Portfolio turnover rate.................           8%            34%           37%           30%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS--98.4%
             EDUCATION--8.8%
$  500,000   New York State Dormitory Authority,
             Fordham University, MBIA Insured+.......  Aaa/AAA    4.400%           7/01/06            $   481,345
 1,700,000   New York State Dormitory Authority, New
             York University, Series A, MBIA
             Insured+................................  Aaa/AAA    5.500            7/01/04              1,744,115
   500,000   New York State Dormitory Authority,
             Rochester Institute of Technology, AMBAC
             Insured+................................  Aaa/AAA    5.000            7/01/13                481,940
 1,350,000   New York State Dormitory Authority,
             University of Rochester, Series A, MBIA
             Insured+................................  Aaa/AAA    0.000            7/01/13                777,154
                                                                                                      -----------
                                                                                                        3,484,554
                                                                                                      -----------
             GENERAL OBLIGATIONS--14.6%
   500,000   Monroe County, New York.................  Aa2/AA     4.050            3/01/07                464,975
   500,000   Monroe County, New York, MBIA
             Insured+................................  Aaa/AAA    4.800            6/01/02                502,345
    60,000   Monroe County, New York, Unrefunded
             Balance, Series B.......................  Aa2/AA     7.000            6/01/03                 61,213
   500,000   New York State..........................   A2/A+     4.375            7/15/05                484,915
   500,000   New York State..........................   A2/A+     5.000            6/15/11                489,265
 1,000,000   New York State..........................   A2/A+     5.125            6/15/04              1,011,210
   750,000   Orange County, New York.................  Aa2/NR     5.000            9/01/13                726,045
   750,000   Rockland County, New York...............  Aa3/AA     4.400            5/01/13                667,320
   990,000   Suffolk County, New York, Series B......  Aaa/AAA    4.250            4/15/10                897,197
   500,000   Westchester County, New York,
             Series A................................  Aaa/AAA    4.200            11/15/10               454,050
                                                                                                      -----------
                                                                                                        5,758,535
                                                                                                      -----------
             HEALTHCARE--3.1%
   300,000   New York State Dormitory Authority,
             Nursing Home Our Lady of Consolation,
             FHA Insured+............................   NR/AA     5.200            8/01/05                301,806
   400,000   New York State Dormitory Authority,
             University of Rochester - Strong
             Memorial Hospital.......................   A1/A+     5.000            7/01/02                402,040
   500,000   New York State Medical Care
             Facilities-Downstate Medical Center, FHA
             Insured+................................  NR/AAA     5.700            2/15/04                500,255
                                                                                                      -----------
                                                                                                        1,204,101
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             HOUSING--2.6%
$  500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 37-A......  Aa1/NR     5.850%           4/01/06            $   515,535
   500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 39........  Aa1/NR     5.300            4/01/04                504,625
                                                                                                      -----------
                                                                                                        1,020,160
                                                                                                      -----------
             INDUSTRIAL DEVELOPMENT BONDS--4.3%
   700,000   Hempstead Town--New York Industrial
             Development Agency, MBIA Insured+.......  Aaa/AAA    4.875            12/01/06               697,116
 1,000,000   Hempstead Town--New York Industrial
             Development Agency, MBIA Insured+.......  Aaa/AAA    5.000            12/01/07               998,730
                                                                                                      -----------
                                                                                                        1,695,846
                                                                                                      -----------
             OTHER--4.9%
   165,000   New York City, Trust for Cultural
             Resources, MOMA, AMBAC Insured+.........  Aaa/AAA    5.000            1/01/02                166,066
 1,800,000   New York State Dormitory Authority,
             Lease Revenue Court Facilities,
             Westchester County, AMBAC Insured+......  Aa1/AA     5.125            8/01/12              1,775,214
                                                                                                      -----------
                                                                                                        1,941,280
                                                                                                      -----------
             PREFUNDED/ESCROW/U.S. GUARANTEED--4.2%
    75,000   New York City, Trust for Cultural
             Resources, MOMA, AMBAC Insured+.........  Aaa/AAA    5.000            1/01/02                 75,496
   150,000   New York City, Trust for Cultural
             Resources, MOMA, (Pre-re: 1/01/02 @102),
             AMBAC Insured+..........................  Aaa/AAA    6.300            1/01/03                156,597
   705,000   New York Housing Finance Agency, State
             University Construction, ETM............  Aaa/AAA    6.500            11/01/06               738,354
   500,000   New York State Municipal Bond Bank
             Agency (City of Rochester), Series A....  NR/AAA     6.400            3/15/01                507,280
   172,000   Puerto Rico Aqueduct & Sewer Authority
             Revenue, ETM............................  Aaa/AAA    4.500            7/01/02                172,194
                                                                                                      -----------
                                                                                                        1,649,921
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             SPECIAL TAX--20.0%
$1,000,000   MTA Dedicated Tax Fund, Series A, MBIA
             Insured+................................  Aaa/AAA    6.000%           4/01/05            $ 1,049,940
 1,000,000   Municipal Assistance Corp. for New York
             City, Series E..........................  Aa2/AA     4.800            7/01/03              1,003,880
 2,000,000   Municipal Assistance Corp. for New York
             City, Series E..........................  Aa2/AA     6.000            7/01/05              2,110,160
   200,000   New York State Local Government
             Assistance Corp., Series A..............  A3/AA-     4.250            4/01/02                198,126
   340,000   New York State Local Government
             Assistance Corp., Series A..............  A3/AA-     6.750            4/01/02                352,634
   655,000   New York State Local Government
             Assistance Corp., Series B..............  A3/AA-     5.000            4/01/02                658,989
   500,000   New York State Local Government
             Assistance Corp., Series E..............  A3/AA-     4.800            4/01/05                499,335
   500,000   New York, New York City Transitional
             Finance Authority Revenue...............  Aaa/AAA    4.000            11/15/05               471,930
 1,225,000   New York, New York City Transitional
             Finance Authority Revenue, Series A.....  Aa3/AA     5.000            8/15/05              1,238,720
   300,000   New York, New York City Transitional
             Finance Authority Revenue, Series B.....  Aa3/AA     5.000            11/15/10               297,351
                                                                                                      -----------
                                                                                                        7,881,065
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             STATE APPROPRIATION--17.5%
$1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue, Series O......  Baa1/A     5.750%           7/01/07            $ 1,034,900
   300,000   New York CTFS Partnership...............  Baa1/A     4.125            9/01/04                286,356
   250,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/A     5.500            4/01/08                254,235
   500,000   New York State Dormitory Authority,
             Lease Revenue...........................    A/A      5.500            7/01/10                510,020
   500,000   New York State Dormitory Authority,
             Mental Health Services..................    A/A      5.000            8/15/10                483,390
   300,000   New York State Dormitory Authority,
             State University, Series B..............   A3/A      5.200            5/15/03                302,850
   480,000   New York State Medical Care
             Facilities--Mental Health Services......   A3/A      6.100            8/15/02                491,362
   505,000   New York State Medical Care
             Facilities-Mental Health Services,
             Series D................................   A3/A      4.700            8/15/01                504,702
   750,000   New York State Thruway Authority Service
             Contract, Highway & Bridge Trust Fund...  Baa1/A     5.625            4/01/07                770,895
   500,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund,
             Series A, FGIC Insured+.................  Aaa/AAA    5.000            4/01/10                496,535
   500,000   New York State Urban Development
             Corp....................................  Baa1/A     5.000            1/01/12                476,845
 1,000,000   New York State Urban Development
             Corp....................................  Baa1/A     5.900            1/01/07              1,028,180
   250,000   New York State Urban Development Corp.,
             Series B................................  Baa1/A     4.200            1/01/04                241,840
                                                                                                      -----------
                                                                                                        6,882,110
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             TRANSPORTATION--10.1%
$  500,000   Port Authority New York & New Jersey....  A1/AA-     4.750%           10/01/08           $   487,965
   500,000   Port Authority New York & New Jersey....  A1/AA-     5.100            8/01/01                503,165
 1,000,000   Port Authority New York & New Jersey....  A1/AA-     5.300            8/01/03              1,014,430
   500,000   Port Authority New York & New Jersey....  A1/AA-     6.100            10/15/02               515,215
   400,000   Triborough Bridge & Tunnel Authority
             General Purpose, Series A...............  Aa3/A+     4.600            1/01/05                395,076
 1,000,000   Triborough Bridge & Tunnel Authority
             General Purpose, Series Y...............  Aa3/A+     6.000            1/01/12              1,068,610
                                                                                                      -----------
                                                                                                        3,984,461
                                                                                                      -----------
             UTILITIES--8.3%
   500,000   Long Island Power Authority, New York
             Electric System Revenue, MBIA
             Insured+................................  Aaa/AAA    4.600            4/01/12                459,755
 1,000,000   Long Island Power Authority, New York
             Electric System Revenue, Series A, AMBAC
             Insured+................................  Aaa/AAA    5.500            12/01/10             1,029,530
   300,000   New York State Environmental Facilities
             Corp., State Water, Series D, PCR State
             Water...................................  Aaa/AAA    6.000            5/15/02                307,824
 1,000,000   New York State Power Authority Revenue &
             General Purpose, Series A...............  Aa3/AA-    4.250            2/15/04                975,040
   500,000   Suffolk County, New York Water
             Authority, Waterworks Revenue, MBIA
             Insured+................................  Aaa/AAA    5.100            6/01/07                505,790
                                                                                                      -----------
                                                                                                        3,277,939
                                                                                                      -----------
             TOTAL MUNICIPAL BONDS
             (Cost $38,964,428)......................                                                  38,779,972
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P      INTEREST
  AMOUNT                                                RATINGS      RATE        VALUE
----------                                             ---------  ----------  -----------
             TAX-EXEMPT MONEY MARKET FUND--0.1%
$   56,874   Dreyfus New York Municipal Cash
             Management
             (Cost $56,874)..........................    NR/NR     4.240%(a)  $    56,874
             TOTAL INVESTMENTS
             (Cost $39,021,302)(b)--98.5%............                          38,836,846
             Other assets less liabilities--1.5%.....                             569,969
                                                                              -----------
             NET ASSETS--100.0%......................                         $39,406,815
                                                                              ===========

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM  ESCROWED TO MATURITY
FHA  FEDERAL HOUSING AUTHORITY
MBIA MUNICIPAL BOND INVESTORS ASSURANCE.
FGIC FINANCIAL GUARANTY INSURANCE COMPANY
PCR  POLLUTION CONTROL REVENUE.
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED DEPRECIATION WAS $184,456 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $253,607 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $438,063.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at value
    (Cost $39,021,302)..........................................................  $   38,836,846
  Receivables:
    Interest....................................................................         645,413
    Investments sold............................................................          29,963
    Capital stock sold..........................................................           1,890
                                                                                  --------------
    TOTAL ASSETS................................................................      39,514,112
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................          43,784
    Capital stock repurchased...................................................          31,825
    Services provided by the Bank of New York and Administrator.................          22,367
  Accrued expenses and other liabilities........................................           9,321
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         107,297
                                                                                  --------------
NET ASSETS:.....................................................................  $   39,406,815
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        3,872
  Capital surplus...............................................................      39,634,033
  Accumulated net realized loss on investments..................................         (46,634)
  Net unrealized depreciation on investments....................................        (184,456)
                                                                                  --------------
NET ASSETS......................................................................  $   39,406,815
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   31,767,402
                                                                                  ==============
  Shares outstanding............................................................       3,121,653
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.18
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    7,639,413
                                                                                  ==============
  Shares outstanding............................................................         750,569
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.18
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $      969,975
                                                                                  --------------
EXPENSES:
  Advisory......................................................................          97,777
  Administration................................................................          39,111
  12b-1 fee--Investor Shares....................................................           9,567
  Accounting services...........................................................          29,883
  Transfer agent................................................................          18,276
  Custodian.....................................................................           6,086
  Registration and filings......................................................           3,808
  Directors.....................................................................           2,697
  Audit.........................................................................           1,872
  Reports to shareholders.......................................................             767
  Legal.........................................................................             499
  Cash management...............................................................             258
  Other.........................................................................           3,919
                                                                                  --------------
    TOTAL EXPENSES..............................................................         214,520
  Fees waived by the Bank of New York (Note 3)..................................         (50,462)
                                                                                  --------------
    NET EXPENSES................................................................         164,058
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................         805,917
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................           3,131
  Increase in unrealized depreciation on investments during the period..........         301,290
                                                                                  --------------
  Net realized and unrealized gain on investments...............................         304,421
                                                                                  --------------
  Net increase (decrease) in net assets resulting from operations...............  $    1,110,338
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2000       YEAR ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 1999
                                                                                  -----------------  -----------------
OPERATIONS:
  Net investment income.........................................................     $   805,917        $ 1,641,079
  Net realized gain on investments..............................................           3,131            (49,779)
  Increase (decrease) in unrealized appreciation (depreciation) on investments
    during the period...........................................................         301,290         (2,215,741)
                                                                                     -----------        -----------
    Net increase (decrease) in net assets resulting from operations.............       1,110,338           (624,441)
                                                                                     -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................        (655,466)        (1,256,942)
                                      Investor Shares...........................        (150,451)          (384,137)
  Distributions from capital gains:
                               Institutional Shares.............................              --             (4,399)
                               Investor Shares..................................              --             (1,125)
                                                                                     -----------        -----------
                                                                                        (805,917)        (1,646,603)
                                                                                     -----------        -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       3,074,596         14,403,180
                               Investor Shares..................................         411,005          5,775,900
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares........................         154,348            283,918
                               Investor Shares..................................         111,968            313,288
  Cost of capital stock repurchased:
                                Institutional Shares............................      (3,153,459)       (13,049,833)
                                Investor Shares.................................        (973,971)        (9,076,460)
                                                                                     -----------        -----------
    Net decrease in net assets resulting from capital stock transactions........        (375,513)        (1,350,007)
                                                                                     -----------        -----------
      DECREASE IN NET ASSETS....................................................         (71,092)        (3,621,051)
NET ASSETS:
  Beginning of year.............................................................      39,477,907         43,098,958
                                                                                     -----------        -----------
  End of period.................................................................     $39,406,815        $39,477,907
                                                                                     ===========        ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................         305,071          1,373,783
             Investor Shares....................................................          40,868            543,117
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................          15,319             27,332
                    Investor Shares.............................................          11,113             30,026
  Shares repurchased:
                   Institutional Shares.........................................        (312,116)        (1,246,311)
                   Investor Shares..............................................         (96,532)          (865,068)
                                                                                     -----------        -----------
    Net increase................................................................         (36,277)          (137,121)
  Shares outstanding, beginning of year.........................................       3,908,499          4,045,620
                                                                                     -----------        -----------
  Shares outstanding, end of period.............................................       3,872,222          3,908,499
                                                                                     ===========        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
                                          -------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                          SIX MONTHS ENDED  YEAR ENDED DECEMBER 31,    APRIL 1, 1997*
                                           JUNE 30, 2000    ------------------------       THROUGH
                                            (UNAUDITED)        1999         1998      DECEMBER 31, 1997
                                          ----------------  -----------  -----------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.10         $ 10.65      $ 10.52         $ 10.16
                                              -------         -------      -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.20            0.41         0.41            0.31
Net realized and unrealized gain (loss)
  on investments........................         0.09           (0.55)        0.14            0.36
                                              -------         -------      -------         -------
  Total from investment operations......         0.29           (0.14)        0.55            0.67
                                              -------         -------      -------         -------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....        (0.21)          (0.41)       (0.41)          (0.31)
Distribution from capital gains.........           --              --        (0.01)             --
                                              -------         -------      -------         -------
  Total dividends and distribution......        (0.21)          (0.41)       (0.42)          (0.31)
                                              -------         -------      -------         -------
Net asset value at end of period........      $ 10.18         $ 10.10      $ 10.65         $ 10.52
                                              =======         =======      =======         =======
TOTAL RETURN:...........................         2.90%**        (1.35)%       5.30%           6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $31,767         $31,446      $31,519         $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.79%***        0.82%        0.90%           0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.05%***        1.07%        1.07%           1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........         4.17%***        3.93%        3.85%           3.98%***
Portfolio turnover rate.................            3%             32%          24%             21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                                       INVESTOR SHARES
                                          --------------------------------------------------------------------------
                                          SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2000     -------------------------------------------------------
                                            (UNAUDITED)         1999          1998        1997      1996      1995
                                          ----------------   -----------   -----------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year....       $10.10          $10.65        $ 10.52     $ 10.29   $ 10.34   $  9.59
                                               ------          ------        -------     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.21            0.38           0.38        0.39      0.40      0.39
Net realized and unrealized gain (loss)
  on investments........................         0.07           (0.55)          0.14        0.23     (0.05)     0.75
                                               ------          ------        -------     -------   -------   -------
  Total from investment operations......         0.28           (0.17)          0.52        0.62      0.35      1.14
                                               ------          ------        -------     -------   -------   -------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....        (0.20)          (0.38)         (0.38)      (0.39)    (0.40)    (0.39)
Distribution from capital gains.........           --              --          (0.01)         --        --        --
                                               ------          ------        -------     -------   -------   -------
  Total dividends and distribution......        (0.20)          (0.38)         (0.39)      (0.39)    (0.40)    (0.39)
                                               ------          ------        -------     -------   -------   -------
Net asset value at end of year..........       $10.18          $10.10        $ 10.65     $ 10.52   $ 10.29   $ 10.34
                                               ======          ======        =======     =======   =======   =======
TOTAL RETURN:+..........................         2.77%**        (1.60)%         5.04%       6.19%     3.47%    12.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................       $7,639          $8,032        $11,580     $10,368   $36,737   $40,931
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.03%***        1.07%          1.15%       1.02%     0.90%     0.90%
  Expenses, prior to waiver from The
    Bank of New York....................         1.29%***        1.30%          1.32%       1.32%     1.18%     1.20%
  Net investment income, net of waiver
    from The Bank of New York...........         3.93%***        3.65%          3.61%       3.88%     3.91%     3.89%
Portfolio turnover rate.................            3%             32%            24%         21%       22%        4%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER--47.9%
               ASSET BACKED SECURITIES--4.4%
$  8,825,990   CNH Equipment Trust, 2000-A A1,
               6.178%, 4/09/01.........................  $    8,825,990
  30,000,000   FCAOT, 2000-C A2, 0.00%, 3/15/01........      30,000,000
  13,208,063   FORDO, 00-A,
               6.217%, 12/15/00........................      13,208,063
  41,537,000   Kimberly Clark,
               6.58%, 8/10/00..........................      41,233,318
  25,000,000   Kitty Hawk Funding Corp., 6.58%,
               9/11/00.................................      24,671,000
  31,721,000   MetLife Funding, Inc., 6.55%, 8/03/00...      31,530,542
  20,000,000   OKST Kontrollbic, 6.66%, 11/16/00.......      19,489,400
  35,000,000   Sand Dollar Funding LLC, 6.64%,
               8/04/00.................................      34,780,511
                                                         --------------
                                                            203,738,824
                                                         --------------
               ASSET BACKED SECURITIES--CREDIT CARDS--0.9%
  41,000,000   Riverwoods Funding, 6.52%, 7/06/00......      40,962,872
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)

               ASSET BACKED SECURITIES--TRADE
               AND LEASE RECEIVABLES
               (PARTIAL SUPPORT)--3.6%
$ 20,587,000   Barton Capital,
               6.53%, 7/10/00..........................  $   20,553,392
  40,000,000   Ciesco, 6.40%, 7/11/00..................      39,928,889
  40,000,000   CXC, Inc.,
               6.63%, 8/28/00..........................      39,572,733
  25,000,000   Monta Rosa,
               6.57%, 7/18/00..........................      24,922,437
  25,000,000   Sheffield Receivables Corp., 6.68%,
               12/15/00................................      24,225,306
  20,000,000   Windmill Funding II, 6.61%, 7/13/00.....      19,955,933
                                                         --------------
                                                            169,158,690
                                                         --------------
               CHEMICALS--BASIC--0.6%
  30,000,000   duPont (E.I.) de Nemours & Co., 6.59%,
               8/17/00.................................      29,741,892
                                                         --------------
               CHEMICALS--DIVERSIFIED--0.5%
  25,000,000   BASF AG,
               6.60%, 8/28/00..........................      24,734,167
                                                         --------------
               COMMERCIAL SERVICES--0.9%
  40,000,000   Anhriver
               6.55%, 9/06/00..........................      39,512,389
                                                         --------------
               COMMUNICATIONS AND
               ENTERTAINMENT--1.1%
  50,000,000   Gannet Co.,
               6.50%, 7/10/00..........................      49,918,750
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               COMPUTERS--1.1%
$ 50,000,000   International Business Machines,
               6.51%, 7/11/00..........................  $   49,909,583
                                                         --------------
               COSMETICS & TOILETRIES--1.1%
  50,000,000   Gillette Company,
               6.57%, 8/10/00..........................      49,635,000
                                                         --------------
               ELECTRICAL EQUIPMENT--1.2%
  47,000,000   Emerson Electric Co., 6.52%, 7/21/00....      46,829,756
   8,000,000   Emerson Electric Co., 6.606%,
               6/06/01+................................       8,000,000
                                                         --------------
                                                             54,829,756
                                                         --------------
               FINANCE COMPANIES--2.0%
  30,000,000   GE Capital,
               6.04%, 8/24/00..........................      29,728,200
  30,000,000   GE Capital,
               6.64%, 2/27/01..........................      28,666,467
  25,000,000   KFW International Finance,
               6.56%, 10/03/00.........................      24,571,778
  10,000,000   Pitney Bowes Credit Corp., 5.95%,
               9/29/00.................................      10,000,000
                                                         --------------
                                                             92,966,445
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               FINANCIAL SERVICES--2.4%
$ 25,000,000   Goldman Sachs, Inc., 6.56%, 8/18/00.....  $   24,781,333
  30,000,000   Govco, Inc.,
               6.60%, 7/18/00..........................      29,906,500
  25,000,000   Merrill Lynch & Co., 6.127%, 7/10/00....      24,961,750
  30,000,000   Merrill Lynch & Co., 6.58%, 10/26/00....      29,358,450
                                                         --------------
                                                            109,008,033
                                                         --------------
               FINANCIAL SERVICES--DIVERSIFIED--3.1%
  40,000,000   American Express Centurion Bank,
               6.56%, 7/24/00..........................      39,832,356
  40,000,000   Citigroup, Inc.,
               6.55%, 10/12/00.........................      39,250,389
  25,000,000   Corporate Recivables Corp., 6.60%,
               8/21/00.................................      24,766,250
  15,000,000   Paccar Finance Corp., 6.58%, 9/18/00....      14,783,408
  25,000,000   Paccar Finance Corp., 6.58%, 9/21/00....      24,625,306
                                                         --------------
                                                            143,257,709
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               FOOD & BEVERAGES--3.0%
$ 20,000,000   Campbell,
               6.01%, 7/07/00..........................  $   19,979,767
  20,000,000   Campbell,
               6.60%, 12/13/00.........................      19,395,000
  40,000,000   Coca-Cola,
               6.46%, 7/11/00..........................      39,928,222
  40,000,000   Heinz (HJ),
               6.55%, 8/17/00..........................      39,657,944
  21,993,000   Hershey Foods,
               6.55%, 8/28/00..........................      21,760,913
                                                         --------------
                                                            140,721,846
                                                         --------------
               FOOD PROCESSING--2.1%
  24,250,000   Archer-Daniels-Midland Co., 6.12%,
               7/18/00.................................      24,179,918
  25,000,000   Archer-Daniels-Midland Co., 6.56%,
               9/11/00.................................      24,672,000
  50,000,000   Sara Lee Corp.,
               6.52%, 7/11/00..........................      49,909,444
                                                         --------------
                                                             98,761,362
                                                         --------------
               INSURANCE--0.5%
  25,000,000   Marsh USA, Inc.,
               6.61%, 10/11/00.........................      24,531,792
                                                         --------------
               INSURANCE--NON-HEALTH AND
               LIFE--1.2%
  10,000,000   Aegon Funding Corp., 6.63%, 12/12/00....       9,697,967
  47,000,000   AIG Funding, Inc., 6.12%, 7/17/00.......      46,872,160
                                                         --------------
                                                             56,570,127
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               MANUFACTURING--0.5%
$ 25,000,000   Minnesota Mining & Manufacturing,
               6.04%, 7/12/00..........................  $   24,953,861
                                                         --------------
               MEDICAL CARE AND PRODUCTS--0.6%
  30,000,000   Glaxo-Wellcome Co., 6.58%, 8/15/00......      29,753,250
                                                         --------------
               MEDICAL PRODUCTS AND SUPPLIES--0.6%
  26,570,000   Abbott Laboratories, 6.56%, 7/06/00.....      26,545,792
                                                         --------------
               NON-BANK HOLDING
               COMPANIES--1.4%
  20,000,000   USAA, 6.08%, 7/14/00....................      19,956,089
  20,000,000   USAA, 6.62%, 8/18/00....................      19,823,467
  25,000,000   USAA, 6.56%, 9/18/00....................      24,640,111
                                                         --------------
                                                             64,419,667
                                                         --------------
               OIL--2.1%
  46,000,000   Chevron,
               6.75%, 7/06/00..........................      45,956,875
  50,000,000   Koch Industries, Inc., 6.85%, 7/05/00...      49,961,944
                                                         --------------
                                                             95,918,819
                                                         --------------
               PHARMACEUTICALS--2.2%
  60,000,000   Merck, 6.70%, 7/05/00...................      59,955,333
  42,100,000   Pfizer, 6.54%, 8/01/00..................      41,862,907
                                                         --------------
                                                            101,818,240
                                                         --------------
               PRINTING AND PUBLISHING--0.6%
  30,000,000   Reed Elsevier, Inc., 6.55%, 7/19/00.....      29,901,750
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               RETAIL--DISCOUNT STORES--1.2%
$ 35,740,000   Wal-Mart Stores, Inc., 6.50%, 7/17/00...  $   35,636,751
  20,000,000   Wal-Mart Stores, Inc., 6.60%, 9/11/00...      19,736,000
                                                         --------------
                                                             55,372,751
                                                         --------------
               RETAIL--SPECIALTY STORES--0.5%
  24,960,000   St. Michael Finance Ltd., 6.55%,
               7/13/00.................................      24,905,504
                                                         --------------
               SOAPS--0.5%
  25,000,000   Clorox, Co.,
               6.08%, 7/05/00..........................      24,983,111
                                                         --------------
               TECHNOLOGY INDUSTRIES--1.3%
  20,000,000   Motorola Corp.,
               6.15%, 7/10/00..........................      19,969,250
  40,000,000   Motorola Corp.,
               6.58%, 7/27/00..........................      39,809,911
                                                         --------------
                                                             59,779,161
                                                         --------------
               TELECOMMUNICATIONS--1.1%
  35,000,000   AT&T Corp.,
               6.59%, 10/25/00.........................      34,256,794
  15,000,000   AT&T Corp.,
               6.566%, 3/08/01+........................      14,996,817
                                                         --------------
                                                             49,253,611
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               UTILITIES--ELECTRIC--1.7%
$ 25,000,000   National Rural Utilities Cooperative
               Finance, 6.05%, 7/13/00.................  $   24,949,583
  30,000,000   National Rural Utilities Cooperative
               Finance, 6.67%, 3/12/01.................      28,588,183
  27,000,000   Tampa Electric Co., 6.49%, 7/06/00......      26,975,663
                                                         --------------
                                                             80,513,429
                                                         --------------
               UTILITIES--TELECOMMUNICATIONS--3.9%
  30,930,000   Bell Atlantic,
               6.63%, 8/03/00..........................      30,742,023
  41,000,000   BellSouth Telecommunications, Inc,
               6.53%, 8/29/00..........................      40,561,220
  38,600,000   British Telecommunications, Inc., 6.13%,
               8/29/00.................................      38,212,209
  10,000,000   British Telecommunications, Inc.,
               6.624%, 2/27/01+........................      10,000,000
  30,000,000   SBC Communications, Inc., 6.08%,
               7/06/00.................................      29,974,667
  30,000,000   SBC Communications, Inc., 6.55%,
               9/18/00.................................      29,568,792
                                                         --------------
                                                            179,058,911
                                                         --------------
               TOTAL COMMERCIAL PAPER
               (Cost $2,225,137,094)...................   2,225,137,094
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               TIME DEPOSITS--12.3%
               BANKS--DOMESTIC INSTITUTIONS--10.4%
$ 60,000,000   Banc One Corp.,
               7.07%, 7/03/00..........................  $   60,000,000
  90,000,000   Fifth Third Bank, 6.875%, 7/03/00.......      90,000,000
  84,494,000   Huntington National Bank, 7.00%,
               7/03/00.................................      84,494,000
  65,000,000   Lasalle National Bank, 7.00%, 7/03/00...      65,000,000
  90,000,000   Sun Trust Banks, Inc., 6.875%,
               7/03/00.................................      90,000,000
  90,000,000   Wachovia Bank NA, 7.00%, 7/03/00........      90,000,000
                                                         --------------
                                                            479,494,000
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--1.9%
  90,000,000   Dresdner Bank AG, 7.125%, 7/03/00.......      90,000,000
                                                         --------------
               TOTAL TIME DEPOSITS
               (Cost $569,494,000).....................     569,494,000
                                                         --------------

               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS--11.2%
               FEDERAL HOME LOAN BANK--2.3%
  25,741,000   6.40%, 7/19/00..........................      25,658,629
  15,000,000   6.495%, 2/15/01.........................      14,990,784
  15,000,000   6.465%, 2/16/01.........................      14,992,176
  10,000,000   6.76%, 3/13/01..........................      10,000,000
  20,000,000   7.00%, 5/18/01..........................      19,998,241
  20,000,000   7.00%, 6/14/01..........................      20,021,683
                                                         --------------
                                                            105,661,513
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS (CONTINUED)
               FEDERAL HOME LOAN MORTGAGE CORP.--3.4%
$ 25,000,000   5.86%, 7/20/00..........................  $   24,922,681
  40,000,000   5.86%, 7/20/00+.........................      39,871,433
  26,668,000   6.06%, 9/14/00..........................      26,331,316
  45,000,000   6.51%, 9/21/00..........................      44,332,725
  15,000,000   6.255%, 1/12/01.........................      14,990,889
   7,000,000   6.48%, 6/14/01+.........................       6,564,040
                                                         --------------
                                                            157,013,084
                                                         --------------
               FEDERAL NATIONAL MORTGAGE
               ASSOC.--4.2%
  25,000,000   5.82%, 7/13/00..........................      24,951,500
  30,000,000   6.422%, 8/03/00.........................      29,837,750
  30,000,000   5.90%, 8/17/00+.........................      29,768,917
  10,000,000   5.90%, 12/01/00.........................       9,992,705
  15,000,000   5.00%, 12/04/00.........................      14,922,114
  40,000,000   6.50%, 12/07/00.........................      38,851,667
  13,406,000   6.52%, 3/16/01..........................      13,396,147
  15,000,000   7.26%, 5/24/01..........................      15,000,000
  20,000,000   6.53%, 5/25/01..........................      18,810,089
                                                         --------------
                                                            195,530,889
                                                         --------------
               UNITED STATES TREASURY BILLS--0.4%
  20,000,000   5.73%, 8/10/00..........................      19,872,556
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS (CONTINUED)
               UNITED STATES TREASURY NOTES--0.9%
$ 10,000,000   5.75%, 10/31/00.........................  $    9,997,731
  10,000,000   4.625%, 12/31/00........................       9,926,126
  10,000,000   5.25%, 1/31/01..........................       9,938,622
  15,000,000   6.50%, 5/31/01..........................      14,983,101
                                                         --------------
                                                             44,845,580
                                                         --------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $522,923,622).....................     522,923,622
                                                         --------------

               CERTIFICATES OF DEPOSIT--8.6%
               BANKING--0.6%
  20,000,000   Regions Bank,
               6.10%, 7/06/00..........................      20,000,000
  10,000,000   Regions Bank,
               6.09%, 10/10/00.........................       9,998,680
                                                         --------------
                                                             29,998,680
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
               BANKS--DOMESTIC INSTITUTIONS--4.4%
$ 20,000,000   Citibank,
               7.41%, 5/30/01..........................  $   20,000,000
  25,000,000   Firstar Corp.,
               6.70%, 9/28/00..........................      25,000,000
  20,000,000   Harris Trust Bank of Chicago, 6.57%,
               7/06/00.................................      20,000,000
  30,000,000   Harris Trust Bank of Chicago, 6.69%,
               9/28/00.................................      30,000,000
  10,000,000   Michigan National Bank, 6.20%,
               7/17/00.................................      10,000,043
  10,000,000   Michigan National Bank, 6.30%,
               9/08/00.................................       9,999,837
  10,000,000   Michigan National Bank, 5.98%,
               9/22/00.................................       9,999,131
  20,000,000   Michigan National Bank, 6.92%,
               12/13/00................................      20,000,000
  10,000,000   Morgan (J.P.) & Co., Inc., 5.75%,
               7/10/00.................................      10,000,000
  25,000,000   Northern Trust Corp., 6.28%, 8/09/00....      25,000,000
  25,000,000   State Street Corp., 6.65%, 9/15/00......      25,000,000
                                                         --------------
                                                            204,999,011
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
               BANKS--FOREIGN INSTITUTIONS--3.6%
$ 20,000,000   Austria New Zeland, 6.30%, 9/14/00......  $   20,000,000
  15,000,000   Bank of Austria,
               6.71%, 2/05/01..........................      14,992,497
  15,000,000   Bayerische Landesbank, 6.595%,
               11/09/00+...............................      14,996,242
  20,000,000   Bayerische Landesbank, 6.576%,
               12/15/00+...............................      19,992,243
  12,000,000   Landes Schleswig,
               5.92%, 9/29/00..........................      11,966,718
  10,000,000   Rabobank Nederland NV NY, 5.64%,
               7/20/00.................................       9,998,591
  20,000,000   Rabobank Nederland NV NY, 6.51%,
               1/31/01.................................      19,994,427
   5,000,000   Royal Bank of Canada, 6.45%, 1/05/01....       4,998,775
   5,000,000   Royal Bank of Canada, 6.47%, 1/18/01....       4,998,429
  20,000,000   Royal Bank of Canada, 7.41%, 5/22/01....      20,000,000
  10,000,000   United Bank of Switzerland AG,
               6.24%, 12/06/00.........................       9,999,543
  15,000,000   United Bank of Switzerland AG,
               6.53%, 1/18/01..........................      14,995,881
                                                         --------------
                                                            166,933,346
                                                         --------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $401,931,037).....................     401,931,037
                                                         --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------

               FLOATING RATE BANK SECURITIES--3.2%
               BANK HOLDING COMPANIES--2.8%
$ 15,000,000   American Express Centurion Bank, 6.60%,
               payable monthly, interest rate resets
               monthly, next rate reset date 7/10/00,
               final maturity date 5/09/01+............  $   15,000,000
  15,000,000   Associates Corp. of North America,
               6.44%, payable monthly, interest rate
               resets monthly, next rate reset date
               7/17/00, final maturity date 3/16/01+...      14,993,788
  10,000,000   Banc One Corp., 6.42%, payable
               quarterly, interest rate resets
               quarterly, next rate reset date 7/17/00,
               final maturity date 1/16/01+............      10,005,819
  15,000,000   Banc One Corp., 6.68%, payable monthly,
               interest rate resets monthly, next rate
               reset date 7/10/00, final maturity date
               1/03/01+................................      15,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               FLOATING RATE BANK SECURITIES (CONTINUED)
$ 14,000,000   Citicorp, 6.68%, payable monthly,
               interest rate resets monthly, next rate
               reset date 7/03/00, final maturity date
               8/02/00+................................  $   13,999,516
  15,000,000   Citigroup, Inc., 6.62%, payable monthly,
               interest rate resets monthly, final
               maturity date 4/04/01+..................      15,000,000
  15,000,000   Morgan (J.P.) & Co., Inc., 6.61%,
               payable monthly, interest rate resets
               monthly, final maturity date 7/06/00+...      14,999,965
  10,000,000   Morgan (J.P.) & Co., Inc., 6.63%,
               payable monthly, interest rate resets
               monthly, next rate reset date 7/06/00,
               final maturity date 6/06/01+............      10,000,000
  20,000,000   Wells Fargo Co., 6.76%, payable
               quarterly, interest rate resets
               quarterly, next rate reset 10/24/00,
               final maturity date 7/24/01+............      19,991,745
                                                         --------------
                                                            128,990,833
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               FLOATING RATE BANK SECURITIES (CONTINUED)

               BANK NOTE--0.4%
$ 20,000,000   First Union National Bank, 6.64%,
               payable monthly, interest rate resets
               monthly, next rate reset date 7/27/00,
               final maturity date 9/27/00+............  $   20,000,000
                                                         --------------
               TOTAL FLOATING RATE BANK SECURITIES
               (Cost $148,990,833).....................     148,990,833
                                                         --------------

               CORPORATE BONDS--0.6%
               BANKS--DOMESTIC INSTITUTIONS--0.6%
  25,000,000   Lasalle National Bank, 5.65%, 7/17/00...      24,999,475
   5,270,000   NationsBank,
               5.70%, 9/11/00..........................       5,265,932
                                                         --------------
               TOTAL CORPORATE BONDS
               (Cost $30,265,407)......................      30,265,407
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS--16.5%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.--3.0%
$140,000,000   6.70%, dated 6/30/00, due 7/03/00,
               repurchase price $140,078,167
               (Collateral-FFCB Notes, 5.45%-6.625%,
               8/02/00-2/01/02, FNMA Note, 6.25%,
               11/15/02; aggregate market value plus
               accrued interest $142,800,138)..........  $  140,000,000
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--2.8%
 130,000,000   6.80%, dated 6/30/00, due 7/03/00,
               repurchase price $130,073,667
               (Collateral-FHLB Notes, 5.75%-6.75%,
               5/01/02-11/24/03, FNMA Discount Note,
               0.00%, 10/05/00, IADB, 7.00%, 6/16/03;
               aggregate market value plus accrued
               interest $132,600,594)..................     130,000,000
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)

               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--3.9%
$180,000,000   6.80%, dated 6/30/00, due 7/03/00,
               repurchase price $180,102,000
               (Collateral-FNMA Notes, 6.00%-6.625%,
               5/15/08-9/15/09; aggregate market value
               plus accrued interest $183,600,568).....  $  180,000,000
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--3.8%
 175,000,000   6.75%, dated 6/30/00, due 7/03/00,
               repurchase price $175,098,438
               (Collateral-ADBB, 5.50%, 4/23/04, FHLMC
               Notes, 0.00%-7.30%, 7/20/00-5/07/18,
               FNMA Notes, 0.00%-9.20%,
               9/11/00-1/13/11, IADB Bonds,
               5.375%-7.375%, 2/26/08-1/15/10, UST
               Note, 3.875%, 1/15/09, WLDB Bonds,
               6.375%-9.25%, 7/21/05-7/15/17; aggregate
               market value plus accrued interest
               $178,991,981)...........................     175,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY--3.0%
$140,000,000   6.80%, dated 6/30/00, due 7/03/00,
               repurchase price $140,079,333
               (Collateral-FHLB Notes, 0.00%-6.00%,
               7/07/00-7/20/05, FHLMC Notes,
               5.50%-8.50%, 4/15/01-5/15/30; FNMA
               Notes, 5.42%-10.00%, 9/25/00-8/18/28;
               aggregate market value plus accrued
               interest $143,091,745)..................  $  140,000,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $765,000,000).....................     765,000,000
                                                         --------------

               TOTAL INVESTMENTS
               (Cost $4,663,741,993)(a)--
               100.3%..................................   4,663,741,993
               Liabilities in excess of other
               assets--(0.3%)..........................     (15,707,082)
                                                         --------------
               NET ASSETS--100.0%......................  $4,648,034,911
                                                         ==============

+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERICAL PAPER, DISCOUNTED RATE A TIME OF PURHCASE FOR UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS, AND INTEREST RATE IN EFFECT AT JUNE 30, 2000 FOR FLOATING RATE NOTES.
ADBB AFRICAN DEVELOPMENT BANK BOND.
FFCB FEDERAL FARM CREDIT BANK.
FHLB FEDERAL HOME LOAN BANK.
FHLMC FEDERAL HOME LOAN MORTGAGE CORP.
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION.
IADB INTERAMERICAN DEVELOPMENT BOARD.
UST  UNITED STATES TREASURY.
WLBD WORLD DEVELOPMENT BOND.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at value, (Cost $4663,741,993)....................................  $4,663,741,993
  Receivables:
    Securities sold.............................................................   1,443,852,291
    Capital stock sold..........................................................     204,288,460
    Interest....................................................................      12,456,833
  Other assets..................................................................         135,488
                                                                                  --------------
    TOTAL ASSETS................................................................   6,324,475,065
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................   1,484,173,771
    Capital stock repurchased...................................................     168,867,352
    Dividends...................................................................      20,040,568
    Due to custodian............................................................       1,944,006
    Services provided by the Bank of New York and Administrator.................       1,265,062
  Accrued expenses and other liabilities........................................         149,395
                                                                                  --------------
    TOTAL LIABILITIES...........................................................   1,676,440,154
                                                                                  --------------
NET ASSETS:.....................................................................  $4,648,034,911
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    4,648,029
  Capital surplus...............................................................   4,643,378,287
  Accumulated net realized gain on investments..................................           8,595
                                                                                  --------------
NET ASSETS......................................................................  $4,648,034,911
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $2,615,043,988
                                                                                  ==============
  Shares outstanding............................................................   2,615,043,401
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $1,151,519,955
                                                                                  ==============
  Shares outstanding............................................................   1,151,512,382
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $  881,470,968
                                                                                  ==============
  Shares outstanding............................................................     881,473,862
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   5,000,000,000
Hamilton Premier authorized @ $.001 par value...................................   3,000,000,000
Hamilton Classic authorized @ $.001 par value...................................   3,000,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $  115,151,102
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,888,273
  Administration................................................................       1,888,273
  12b-1 fee--Classic Shares.....................................................       1,143,839
  Servicing fee:
              Hamilton Premier Shares...........................................       1,264,481
              Hamilton Classic..................................................       1,143,839
  Registration and filings......................................................         154,702
  Custodian.....................................................................         128,050
  Transfer agent................................................................          83,038
  Reports to shareholders.......................................................          78,416
  Legal.........................................................................          47,445
  Insurance.....................................................................          39,238
  Audit.........................................................................          35,185
  Accounting services...........................................................          29,879
  Cash management...............................................................          16,649
  Directors.....................................................................           2,697
  Other.........................................................................         105,169
                                                                                  --------------
    TOTAL EXPENSES..............................................................       8,049,173
  Earnings credit adjustment (Note 3)...........................................         (14,761)
                                                                                  --------------
    NET EXPENSES................................................................       8,034,412
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................     107,116,690
  Net realized gain on investments..............................................              32
                                                                                  --------------
  Net increase in net assets resulting
    from operations.............................................................  $  107,116,722
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................  $   107,116,690    $   143,536,762
  Net realized gain on investments..............................................               32              8,555
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from operations........................      107,116,722        143,545,317
                                                                                  ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                    Hamiltons Shares............................      (54,289,765)       (76,653,154)
                                    Hamilton Premier Shares.....................      (28,393,072)       (38,415,385)
                                    Hamilton Classic Shares.....................      (24,433,853)       (28,466,647)
                                                                                  ---------------    ---------------
                                                                                     (107,116,690)      (143,535,186)
                                                                                  ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                              Hamilton Shares...................................    5,046,185,803      5,967,303,526
                              Hamilton Premier Shares...........................    7,447,561,492      7,643,411,324
                              Hamilton Classic Shares...........................    4,689,557,642      7,996,889,396
  Proceeds from shares issued on reinvestment of dividends:
                                                   Hamilton Shares..............       13,149,587         16,409,278
                                                   Hamilton Premier Shares......        9,463,873         19,109,421
                                                   Hamilton Classic Shares......       20,276,232         28,391,170
  Cost of capital stock repurchased:
                               Hamilton Shares..................................   (4,169,632,101)    (5,697,902,968)
                               Hamilton Premier Shares..........................   (7,176,791,978)    (7,855,882,869)
                               Hamilton Classic Shares..........................   (4,720,922,949)    (7,152,715,884)
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from capital stock transactions........    1,158,847,601        965,012,394
                                                                                  ---------------    ---------------
      INCREASE IN NET ASSETS....................................................    1,158,847,633        965,022,525
NET ASSETS:
  Beginning of year.............................................................    3,489,187,278      2,524,164,753
                                                                                  ---------------    ---------------
  End of period.................................................................  $ 4,648,034,911    $ 3,489,187,278
                                                                                  ===============    ===============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
            Hamilton Shares.....................................................    5,046,185,804      5,967,303,526
            Hamilton Premier Shares.............................................    7,447,558,814      7,643,411,324
            Hamilton Classic Shares.............................................    4,689,556,692      7,996,888,196
  Shares issued on reinvestment of dividends:
                                       Hamilton Shares..........................       13,147,614         16,415,417
                                       Hamilton Premier Shares..................        9,463,583         19,107,816
                                       Hamilton Classic Shares..................       20,280,855         28,392,431
  Shares repurchased:
                  Hamilton Shares...............................................   (4,169,632,101)    (5,697,902,968)
                  Hamilton Premier Shares.......................................   (7,176,791,978)    (7,855,882,869)
                  Hamilton Classic Shares.......................................   (4,720,922,949)    (7,152,715,883)
                                                                                  ---------------    ---------------
    Net increase................................................................    1,158,846,334        965,016,990
  Shares outstanding, beginning of year.........................................    3,489,183,311      2,524,166,321
                                                                                  ---------------    ---------------
  Shares outstanding, end of period.............................................    4,648,029,645      3,489,183,311
                                                                                  ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           HAMILTON SHARES
                           --------------------------------------------------------------------------------
                           SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                            JUNE 30, 2000    --------------------------------------------------------------
                             (UNAUDITED)           1999             1998        1997       1996      1995
                           ----------------  ----------------    ----------  ----------  --------  --------
PER SHARE DATA:
Net asset value at
  beginning of year......     $     1.00        $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
                              ----------        ----------       ----------  ----------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....          0.029             0.050            0.053       0.053     0.052     0.057
                              ----------        ----------       ----------  ----------  --------  --------
DIVIDENDS
Dividends from net
  investment income......         (0.029)           (0.050)          (0.053)     (0.053)   (0.052)   (0.057)
                              ----------        ----------       ----------  ----------  --------  --------
Net asset value at end of
  period.................     $     1.00        $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
                              ==========        ==========       ==========  ==========  ========  ========
TOTAL RETURN:............           2.95%**           5.03%            5.41%       5.47%     5.30%     5.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period
  (000's omitted)........     $2,615,044        $1,725,341       $1,439,525  $1,063,579  $609,424  $604,053
Ratio to average net
  assets of:
  Expenses...............           0.24%***          0.24%            0.26%       0.25%     0.27%     0.26%
  Net investment
    income...............           5.87%***          4.92%            5.25%       5.34%     5.17%     5.68%

**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                      HAMILTON PREMIER SHARES
                           ------------------------------------------------------------------------------
                           SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                            JUNE 30, 2000    ------------------------------------------------------------
                             (UNAUDITED)        1999         1998         1997        1996        1995
                           ----------------  ----------  ------------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at
  beginning of year......     $     1.00      $   1.00    $     1.00    $   1.00    $   1.00    $   1.00
                              ----------      --------    ----------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....          0.028         0.047         0.050       0.051       0.049       0.054
                              ----------      --------    ----------    --------    --------    --------
DIVIDENDS
Dividends from net
  investment income......         (0.028)       (0.047)       (0.050)     (0.051)     (0.049)     (0.054)
                              ----------      --------    ----------    --------    --------    --------
Net asset value at end of
  period.................     $     1.00      $   1.00    $     1.00    $   1.00    $   1.00    $   1.00
                              ==========      ========    ==========    ========    ========    ========
TOTAL RETURN:............           2.82%**       4.77%         5.14%       5.19%       5.03%       5.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period
  (000's omitted)........     $1,151,520      $871,287    $1,064,645    $688,339    $463,759    $340,163
Ratio to average net
  assets of:
  Expenses...............           0.49%***      0.49%         0.51%       0.51%       0.53%       0.54%
  Net investment
    income...............           5.61%***      4.70%         5.01%       5.09%       4.91%       5.40%

**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                      HAMILTON CLASSIC SHARES
                                   ----------------------------------------------------------------------------------------------
                                                                                                            FOR THE PERIOD
                                   SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,                   DECEMBER 4, 1995*
                                    JUNE 30, 2000    -----------------------------------------------            THROUGH
                                     (UNAUDITED)        1999         1998        1997        1996          DECEMBER 31, 1995
                                   ----------------  -----------  ----------  ----------  ----------  ---------------------------
PER SHARE DATA:
Net asset value at beginning of
  period.........................      $   1.00       $   1.00     $  1.00     $  1.00     $  1.00              $ 1.00
                                       --------       --------     -------     -------     -------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income............         0.027          0.044       0.047       0.047       0.046               0.004
                                       --------       --------     -------     -------     -------              ------
DIVIDENDS
Dividends from net investment
  income.........................        (0.027)        (0.044)     (0.047)     (0.047)     (0.046)             (0.004)
                                       --------       --------     -------     -------     -------              ------
Net asset value at end of
  period.........................      $   1.00       $   1.00     $  1.00     $  1.00     $  1.00              $ 1.00
                                       ========       ========     =======     =======     =======              ======
TOTAL RETURN:....................          2.69%**        4.51%       4.81%       4.80%       4.73%               0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)................      $881,471       $892,560     $19,995     $16,725     $13,478              $3,098
Ratio to average net assets of:
  Expenses.......................          0.74%***       0.74%       0.83%       0.88%       0.82%               0.76%***
  Net investment income..........          5.34%***       4.46%       4.70%       4.71%       4.67%               5.18%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT OBLIGATIONS--14.4%
               UNITED STATES TREASURY BILLS--1.1%
$ 10,000,000   5.73%, 8/10/00..........................  $  9,936,278
                                                         ------------
               UNITED STATES TREASURY NOTES--13.3%
   5,000,000   5.375%, 7/31/00.........................     4,999,535
  10,000,000   6.25%, 8/31/00..........................    10,012,611
  10,000,000   6.125%, 9/30/00.........................    10,002,494
  10,000,000   5.75%, 10/31/00.........................     9,997,447
  10,000,000   5.75%, 11/15/00.........................     9,989,558
  10,000,000   5.50%, 12/31/00.........................     9,967,220
  20,000,000   5.25%, 1/31/01..........................    19,874,215
  10,000,000   5.625%, 2/28/01.........................     9,950,350
  10,000,000   4.875%, 3/31/01.........................     9,882,917
  10,000,000   6.375%, 3/31/01.........................     9,984,555
  10,000,000   6.25%, 4/30/01..........................     9,960,198
  10,000,000   6.50%, 5/31/01..........................     9,989,097
                                                         ------------
                                                          124,610,197
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT
               OBLIGATIONS
               (Cost $134,546,475).....................   134,546,475
                                                         ------------

               REPURCHASE AGREEMENTS--85.9%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL,
               INC.--17.6%
 165,000,000   6.50%, dated 6/30/00, due 7/03/00,
               repurchase price $165,089,375
               (Collateral--UST Note, 4.625%-5.625%,
               11/30/00-2/28/01; UST Bonds, 10.75%,
               8/15/05; aggregate market value plus
               accrued interest $169,078,930)..........   165,000,000
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES,
               INC.--6.4%
$ 60,000,000   6.55%, dated 6/30/00, due 7/03/00,
               repurchase price $60,032,750 (Collateral
               UST Notes 5.625%-5.875%,
               2/28/01-11/30/01; aggregate market value
               plus accrued interest $61,200,102)......  $ 60,000,000
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.--11.1%
 103,778,000   6.49%, dated 6/30/00, due 7/03/00,
               repurchase price $103,834,127
               (Collateral--UST Note, 4.625%, 11/30/00;
               aggregate market value plus accrued
               interest $105,853,842)..................   103,778,000
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--15.0%
 140,000,000   6.50%, dated 6/30/00, due 7/03/00,
               repurchase price $140,075,833
               (Collateral--UST Note, 5.8750%, 9/30/02;
               UST Bonds, 8.125%-13.75%,
               8/15/04-8/15/19; aggregate market value
               plus accrued interest $142,801,096).....   140,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--17.6%
$165,000,000   6.50%, dated 6/30/00, due 7/03/00,
               repurchase price $165,089,375
               (Collateral--UST TRIN 3.375%, 1/15/07;
               UST Bond, 9.25%, 2/15/16; aggregate
               market value plus accrued interest
               $168,300,077)...........................  $165,000,000
               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY--18.2%
 170,000,000   6.55%, dated 6/30/00, due 7/03/00,
               repurchase $170,092,792 (Collateral--
               UST Note 6.75%, 5/15/05; aggregate
               market value plus accrued interest
               $173,469,731)...........................   170,000,000
                                                         ------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $803,778,000).....................   803,778,000
                                                         ------------

                TOTAL INVESTMENTS--
                (Cost $938,324,475)-- 100.3%............   938,324,475
                Liabilities in excess of other
                assets--(0.3%)..........................    (2,676,263)
                                                          ------------
                NET ASSETS--100.0%......................  $935,648,212
                                                          ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at value, including repurchase agreements of $803,778,000 (Cost
    $938,324,475)...............................................................  $  938,324,475
  Cash..........................................................................          82,499
  Receivables:
    Investments sold............................................................     752,351,050
    Capital stock sold..........................................................      70,411,528
    Interest....................................................................       2,192,571
  Deferred organization costs and other assets..................................          11,317
                                                                                  --------------
    TOTAL ASSETS................................................................   1,763,373,440
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................     803,778,000
    Capital stock repurchased...................................................      19,258,980
    Dividends...................................................................       4,304,827
    Services provided by the Bank of New York and Administrator.................         373,958
  Accrued expenses and other liabilities........................................           9,463
                                                                                  --------------
    TOTAL LIABILITIES...........................................................     827,725,228
                                                                                  --------------
NET ASSETS:.....................................................................  $  935,648,212
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $      935,642
  Capital surplus...............................................................     934,709,961
  Overdistribution of net investment income.....................................          (2,369)
  Accumulated net realized gain on investments..................................           4,978
                                                                                  --------------
NET ASSETS......................................................................  $  935,648,212
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $  118,097,466
                                                                                  ==============
  Shares outstanding............................................................     118,095,607
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $  557,812,657
                                                                                  ==============
  Shares outstanding............................................................     557,810,130
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $  259,738,089
                                                                                  ==============
  Shares outstanding............................................................     259,736,740
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   2,000,000,000
Hamilton Classic authorized @ $.001 par value...................................   2,000,000,000
Hamilton Premier authorized @ $.001 par value...................................   2,000,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $   23,382,007
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         397,519
  Administration................................................................         397,519
  12b-1 fee--Classic Shares.....................................................         293,302
  Servicing fee--Hamilton Premier Shares........................................         520,374
               Hamilton Classic.................................................         293,302
  Custodian.....................................................................          85,241
  Registration and filings......................................................          32,422
  Accounting services...........................................................          29,879
  Transfer agent................................................................          28,688
  Insurance.....................................................................          16,616
  Reports to shareholders.......................................................          16,442
  Legal.........................................................................           9,597
  Audit.........................................................................           8,602
  Cash management...............................................................           3,457
  Organization..................................................................           3,223
  Directors.....................................................................           2,703
  Other.........................................................................          30,167
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,169,053
  Earnings credit adjustment (Note 3)...........................................         (46,844)
                                                                                  --------------
    NET EXPENSES................................................................       2,122,209
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      21,259,798
                                                                                  --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................  $   21,259,798
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2000       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................  $    21,259,798    $    32,342,832
  Net realized gain on investments..............................................               --              4,978
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from operations........................       21,259,798         32,347,810
                                                                                  ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Hamiltons Shares..........................       (4,015,581)        (9,690,422)
                                      Hamilton Premier Shares...................      (11,223,779)       (17,470,365)
                                      Hamilton Classic Shares...................       (6,020,438)        (5,181,736)
                                                                                  ---------------    ---------------
                                                                                      (21,259,798)       (32,342,523)
                                                                                  ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Hamilton Shares..................................      493,824,730      1,661,381,430
                               Hamilton Premier Shares..........................    1,051,894,393      2,334,059,545
                               Hamilton Classic Shares..........................    1,095,993,129      1,491,861,700
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares...............................................        2,036,160          5,989,186
                Hamilton Premier Shares.........................................        1,921,218          7,764,447
                Hamilton Classic Shares.........................................        4,781,459          5,172,423
  Cost of capital stock repurchased:
                                Hamilton Shares.................................     (603,245,239)    (1,643,253,379)
                                Hamilton Premier Shares.........................     (925,464,445)    (2,432,857,304)
                                Hamilton Classic Shares.........................   (1,068,153,254)    (1,269,918,648)
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from capital stock transactions........       53,588,151        160,199,400
                                                                                  ---------------    ---------------
      INCREASE IN NET ASSETS....................................................       53,588,151        160,204,687
NET ASSETS:
  Beginning of year.............................................................      882,060,061        721,855,374
                                                                                  ---------------    ---------------
  End of period (includes overdistribution of net investment income of $2,369 at
    both June 30, 2000 and December 31,1999)....................................  $   935,648,212    $   882,060,061
                                                                                  ===============    ===============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Hamilton Shares....................................................      493,824,730      1,661,381,145
             Hamilton Premier Shares............................................    1,051,894,393      2,334,059,545
             Hamilton Classic Shares............................................    1,095,994,061      1,491,861,700
  Shares issued on reinvestment of
    dividends: Hamilton Shares..................................................        2,036,115          5,989,186
             Hamilton Premier Shares............................................        1,921,218          7,764,447
             Hamilton Classic Shares............................................        4,781,459          5,172,423
  Shares repurchased:
                   Hamilton Shares..............................................     (603,245,238)    (1,643,253,379)
                   Hamilton Premier Shares......................................     (925,464,445)    (2,432,856,994)
                   Hamilton Classic Shares......................................   (1,068,154,254)    (1,269,918,648)
                                                                                  ---------------    ---------------
    Net increase................................................................       53,588,039        160,199,425
  Shares outstanding, beginning of year.........................................      882,054,438        721,855,013
                                                                                  ---------------    ---------------
  Shares outstanding, end of period.............................................      935,642,477        882,054,438
                                                                                  ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  HAMILTON SHARES
                                          ----------------------------------------------------------------
                                                                                             FOR THE
                                                                                              PERIOD
                                                                                             APRIL 1,
                                                                                              1997*
                                          SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,         THROUGH
                                           JUNE 30, 2000    --------------------------     DECEMBER 31,
                                             UNAUDITED          1999          1998             1997
                                          ----------------  ------------  ------------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $   1.00        $   1.00      $   1.00         $   1.00
                                              --------        --------      --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.028           0.047         0.051            0.040
                                              --------        --------      --------         --------
DIVIDENDS
Dividends from net investment income....        (0.028)         (0.047)       (0.051)          (0.040)
                                              --------        --------      --------         --------
Net asset value at end of period........      $   1.00        $   1.00      $   1.00         $   1.00
                                              ========        ========      ========         ========
TOTAL RETURN:...........................          2.82%**         4.79%         5.25%            4.02%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................      $118,007        $225,482      $201,363         $110,719
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.26%***        0.28%         0.27%            0.25%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.26%***        0.28%         0.28%            0.33%***
  Net investment income, net of waiver
    from The Bank of New York...........          5.57%***        4.69%         5.09%            5.29%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

--------------------------------------------------------------------------------

                                                              HAMILTON PREMIER SHARES
                                          ----------------------------------------------------------------
                                                                                             FOR THE
                                                                                              PERIOD
                                                                                             APRIL 1,
                                                                                              1997*
                                          SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,         THROUGH
                                           JUNE 30, 2000    --------------------------     DECEMBER 31,
                                             UNAUDITED          1999          1998             1997
                                          ----------------  ------------  ------------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $   1.00        $   1.00      $   1.00         $   1.00
                                              --------        --------      --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.027           0.045         0.049            0.038
                                              --------        --------      --------         --------
DIVIDENDS
Dividends from net investment income....        (0.027)         (0.045)       (0.049)          (0.038)
                                              --------        --------      --------         --------
Net asset value at end of period........      $   1.00        $   1.00      $   1.00         $   1.00
                                              ========        ========      ========         ========
TOTAL RETURN:...........................          2.69%**         4.54%         4.99%            3.83%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................      $557,813        $429,461      $520,492         $183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.50%***        0.52%         0.52%            0.50%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.50%***        0.52%         0.53%            0.56%***
  Net investment income, net of waiver
    from The Bank of New York...........          5.39%***        4.41%         4.82%            5.06%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

--------------------------------------------------------------------------------

                                                 HAMILTON CLASSIC SHARES
                                          -------------------------------------
                                                              FOR THE PERIOD
                                                                 APRIL 30,
                                                                   1999*
                                          SIX MONTHS ENDED        THROUGH
                                           JUNE 30, 2000       DECEMBER 31,
                                             UNAUDITED             1999
                                          ----------------  -------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $   1.00           $   1.00
                                              --------           --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.025              0.029
                                              --------           --------
DIVIDENDS
Dividends from net investment income....        (0.025)            (0.029)
                                              --------           --------
Net asset value at end of period........      $   1.00           $   1.00
                                              ========           ========
TOTAL RETURN:...........................          2.57%**            2.90%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................      $259,738           $227,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.76%***           0.78%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.76%***           0.78%***
  Net investment income, net of waiver
    from The Bank of New York...........          5.13%***           4.33%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of thirteen series: BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund, Treasury Money Fund, Large Cap Value Fund, S&P 500 Index Fund and U.S. Bond Market Index Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Large Cap Value Fund, S&P 500 Index Fund, and the U.S. Bond Market Index Fund have one class of share:
Institutional Shares; the Money Fund and Treasury Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares.

  Investment income, exepenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Sock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the U.S. Bond Market Index Fund, the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund, and premiums on securities purchased for the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth Fund...................           .60%
Small Cap Growth Fund...................           .75%
International Equity Fund...............          .425%
Equity Income Fund......................           .60%
Large Cap Value.........................           .60%
S&P 500 Index Fund......................           .25%
Intermediate Government Fund............           .50%
Intermediate Investment Grade Fund......           .50%
U.S. Bond Market Index Fund.............           .25%
Intermediate Tax-Exempt Fund............           .50%
Intermediate New York Tax-Exempt Fund...           .50%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth Fund...................           .20%
Small Cap Growth Fund...................           .20%
International Equity Fund...............           .20%
Equity Income Fund......................           .20%
Large Cap Value.........................           .20%
S&P 500 Index Fund......................           .20%
Intermediate Government Fund............           .20%
Intermediate Investment Grade Fund......           .20%
U.S. Bond Market Index Fund.............           .20%
Intermediate Tax-Exempt Fund............           .20%
Intermediate New York Tax-Exempt Fund...           .20%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2000 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2000, the Large Cap Growth Fund and the Intermediate New York Tax-Exempt Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                          INSTITUTIONAL  INVESTOR
                                             SHARES       SHARES
                                          -------------  --------
Large Cap Value.........................         .80%        --
S&P 500 Index...........................         .35%        --
Intermediate Government Fund............         .79%      1.04%
Intermediate Investment Grade Fund......         .79%      1.04%
U.S. Bond Market Index Fund.............         .35%        --
Intermediate Tax-Exempt Fund............         .79%      1.04%
Intermediate New York Tax-Exempt Fund...         .79%      1.04%

  The Large Cap Growth Fund, International Equity Fund, Equity Income Fund, Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2000.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Large Cap Value Fund, S&P 500 Index Fund, and U.S. Bond Market Index Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                                      DATE OF
                                                                 IMPLEMENTATION OF
NAME OF FUND                                      CLASS             12B-1 PLAN
------------                              ---------------------  -----------------
Large Cap Growth Fund...................        Investor           May 1, 1997
Small Cap Growth Fund...................        Investor           May 1, 1997
International Equity Fund...............        Investor           May 1, 1997
Equity Income Fund......................        Investor          April 1, 1997
Intermediate Government Fund............        Investor          April 1, 1997
Intermediate Investment Grade Fund......        Investor           May 1, 1997
Intermediate Tax Exempt Fund............        Investor           May 1, 1997
Intermediate New York Tax-Exempt Fund...        Investor          April 1, 1997
Money Fund..............................    Hamilton Classic     December 4, 1995
Treasury Money
  Fund..................................    Hamilton Classic      April 30, 1999

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

4. PORTFOLIO SECURITIES
  For the six months ended June 30, 2000, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                       LARGE CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    30,922,975     32,033,387
                                                       SMALL CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   105,322,576    112,977,893
                                                     INTERNATIONAL EQUITY FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   132,552,788     85,247,457

                                                         EQUITY INCOME FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   133,206,558    142,346,540

                                                          LARGE CAP VALUE
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     1,332,886             --

                                                           S&P 500 INDEX
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     4,612,636        524,896

                                                            INTERMEDIATE
                                                          GOVERNMENT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $  5,329,703   $  8,402,620
All Others........................................            --             --
                                                      INTERMEDIATE INVESTMENT
                                                             GRADE FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $ 92,018,532   $ 84,718,653
All Others........................................    50,659,502     44,589,367
                                                          U.S. BOND MARKET
                                                             INDEX FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    13,960,900      5,573,379
                                                      INTERMEDIATE TAX-EXEMPT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    19,848,346     33,339,064
                                                       INTERMEDIATE NEW YORK
                                                          TAX-EXEMPT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     1,278,804      1,060,237

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1999 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                          CAPITAL LOSS
                                          CARRYFORWARD  EXPIRATION
                                          ------------  ----------
Intermediate Government Fund............      705,978       2002
                                              681,600       2003
                                              447,700       2004
                                              390,800       2005
Intermediate Investment Grade Fund......    1,269,514       2007
Intermediate New York Tax-Exempt Fund...        3,928       2007

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the six months ended June 30, 2000 were as follows:
LARGE CAP GROWTH FUND

                                           NUMBER
                                             OF      PREMIUMS
                                          CONTRACTS  RECEIVED
                                          ---------  ---------
Options outstanding at December 31,
  1999..................................     2,350   $ 849,121
Options written during the period.......       600     505,058
Options exercised.......................    (1,124)   (632,605)
Options expired.........................    (1,426)   (459,658)
                                          --------   ---------
Options outstanding at June 30, 2000....       400   $ 261,916
                                          ========   =========

EQUITY INCOME FUND

                                           NUMBER
                                             OF       PREMIUMS
                                          CONTRACTS   RECEIVED
                                          ---------  -----------
Options outstanding at December 31,
  1999..................................       130   $    77,607
Options written during the period.......     7,620     2,295,392
Options exercised.......................    (2,087)     (579,871)
Options expired.........................    (5,663)   (1,793,128)
                                          --------   -----------
Options outstanding at June 30, 2000....        --            --
                                          ========   ===========

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 1999, reclassifications were made to the capital accounts of all Funds except the Intermediate New York Tax-Exempt Fund, Money Fund, and Treasury Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

9. CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 25% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      William J. Tomko, Chief Executive Officer
      Mark A. Dillon, President
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer and Principal Accounting Officer
      Lisa M. Hurley, Secretary
      Alaina Metz, Assistant Secretary
      Manderly Rush, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISER.

This report is not authorized for distributions to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Equity Funds, Taxable Fixed Income Funds or Tax-Exempt Fixed Income Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

                 BNY

              HAMILTON

                FUNDS

    INVEST WITH A TRUSTED LEADER

     90 Park Avenue, 10th Floor
         New York, NY 10016








                                        08/00 BNY-0132

                               BNY
                            HAMILTON
                             [LOGO]


                       SEMI-ANNUAL REPORT





                          JUNE 30, 2000
BNY HAMILTON
LARGE CAP GROWTH
CRT FUND

BNY HAMILTON
SMALL CAP GROWTH
CRT FUND

BNY HAMILTON
INTERNATIONAL
EQUITY CRT FUND



                               BNY

                            HAMILTON

                              FUNDS

                  INVEST WITH A TRUSTED LEADER

                 BNY

               HAMILTON

                FUNDS

     INVEST WITH A TRUSTED LEADER

CHAIRMAN'S LETTER

Dear Shareholder:

Thank you for investing with BNY Hamilton CRT Funds. We are pleased to provide you with the first Semi-Annual Report for the Funds, which covers the six-month period ended June 30, 2000.

Amid a challenging environment for fund managers and investors, the BNY Hamilton CRT Funds are off to a solid start. Launched on January 3, 2000, the BNY Hamilton Large Cap Growth CRT and Small Cap Growth CRT Funds significantly outperformed the averages for their peer group index as determined by Lipper Analytical Services, an independent mutual fund rating service, while the BNY Hamilton International Equity CRT Fund slightly underperformed its benchmark for the six month period ended June 30, 2000.

The guiding philosophy behind the performance and ongoing management of the Funds is a disciplined long-term approach to investing that seeks to identify the best investment opportunities, regardless of market conditions. The Funds are also managed with consideration given to the special tax features that apply to charitable remainder trusts.

Complete details about BNY Hamilton CRT Funds performance and a discussion of the investment environment can be found in the pages that follow. You will want to read this semi-annual report carefully and retain it for your records.

At the BNY Hamilton CRT Funds, we understand and appreciate the importance of your investment. Given the volatility in the world's financial markets, we continue to believe that a disciplined, well-considered investment plan is more important than ever. With a broad range of well-diversified portfolios, each managed with a consistent investment approach, the Funds are designed to provide sound investment strategies to help your organization reach its important financial goals.

Thank you for the confidence you have placed in us.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

The economy roared into 2000 with a full head of steam. Booming capital spending for high-tech equipment was the primary driver of the economy's strong forward momentum, but consumers spent freely as well, particularly during the first quarter. Real GDP expanded at a well above-trend annualized rate of better than 5.0% through the first half, continuing to surprise most forecasters. On the positive side, corporate profits continued to surge, reaching new record levels. On the negative side, energy prices also surged as OPEC demonstrated that it could still flex its muscles. With the unemployment rate hovering near 4.0%, the creation of more than one million new jobs during the first six months of this year increased the strains in the labor market, and hints of rising wage pressures began to emerge. Observing these developments, the Federal Reserve continued to tighten monetary policy, raising short term interest rates by a total of 100 basis points on top of the increase of 75 basis points during the second half of last year.

How did the financial markets react to these developments? In the end, stock and bond prices generally closed at price levels not far from where they began the year. Bonds outperformed stocks based on the higher income streams they provided. The Lehman Brothers Aggregate Bond Index of taxable investment grade bonds provided a total return of 3.98% for the first half of the year. The return provided by the S&P 500 was -0.42% over the same period. While these returns might suggest that the first half was a fairly quiet period for the markets, the reality was altogether different, particularly for stocks.

Stock market volatility soared to extreme levels as leadership rotated between "old economy" and "new economy" issues. Building on its extraordinary gains during the second half of 1999, the technology-heavy NASDAQ Composite, which serves as a good proxy for the "new economy," climbed by a further 20%+ to above the 5000 level by mid-March, then plunged by 37% to near 3000 in late May before rallying late in the second quarter to record a total return of -2.54% for the half. The Dow Industrials, which is viewed as a proxy for the "old economy," declined by more than 15% from its early January high above 11700 to its early March low below 9800 before recovering somewhat to post a first half total return of -8.44%, the poorest performance of the major indices. In international equity markets, second quarter weakness more than offset modest first quarter gains for the MSCI-EAFE (Morgan Stanley Capital International--Europe, Australasia and Far East) Index, which provided a first half total return of -3.95%. Weakness in the Japanese market and strength in the U.S. dollar relative to both the yen and the euro were the primary factors weighing on the returns provided by non-U.S. stocks.

The key underpinning to the recovery in U.S. stocks late in the first half was increasing evidence that the pace of economic activity was, in fact, beginning to decelerate in reaction to the Fed's series of interest rate hikes. Concerns that the Fed might be forced to raise interest rates more aggressively to keep inflation in check, potentially putting the continuing expansion in the economy at risk, dissipated as retail sales, housing starts and auto sales all showed signs of softness. As the first half came to a close, stock market investors' concerns were shifting from fears that rising inflationary pressures would put downward pressure on P/E ratios toward anxieties that slowing economic activity would put downward pressure on corporate profits.

Bond market investors viewed these same developments in a much more favorable light as slower economic activity suggested reduced risks on the inflation front. In contrast to earlier periods of Fed tightenings, bond prices held up surprisingly well during the first half. In part this reflected investors' confidence that the Fed would take whatever measures were necessary to keep inflation in check; it also reflected the fact that bond prices had traded down sharply in 1999 in advance of the Fed's actions this year. While the target federal funds rate rose from 5.75% to 6.50% during the first half, the 10-year Treasury Note yield declined from 6.61% to 6.18% over this same period as the Treasury yield curve inverted. Benefiting from the Treasury's use of the federal budget surplus to reduce the outstanding supply of government securities, the Treasury sector was the best performing sector of the bond market in the first half. In the broader fixed income market, credit spreads widened and the yield curves for corporate and municipal issues remained positively sloped.

The hallmark of the current record-long expansion in the U.S. economy has been a remarkable combination of above-trend growth and below-trend inflation. From time to time, as was the case earlier this year, investors' confidence in the sustainability of this combination is tested by a new development that threatens to undermine the equilibrium in the economic fundamentals and bring back the boom/bust business cycle of prior years. We remain alert to the potential for conditions to change in this way, but, as has been our view for some time, our judgment is that the economy remains firmly on a non-inflationary growth course. Keen global competition and strong productivity gains are among the powerful trends we see helping to keep the economy on this course. As it has proved to be over the past several years, we believe that this set of economic fundamentals will provide a continued supportive backdrop for the financial markets through the balance of this year and well into 2001.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON LARGE CAP GROWTH CRT FUND
  Schedule of Investments.............................................         7
  Statement of Assets and Liabilities.................................         9
  Statement of Operations.............................................         9
  Statements of Changes in Net Assets.................................        10
  Financial Highlights................................................        11

BNY HAMILTON SMALL CAP GROWTH CRT FUND
  Schedule of Investments.............................................        12
  Statement of Assets and Liabilities.................................        16
  Statement of Operations.............................................        16
  Statements of Changes in Net Assets.................................        17
  Financial Highlights................................................        18

BNY HAMILTON INTERNATIONAL EQUITY CRT FUND
  Schedule of Investments.............................................        19
  Industry Diversification............................................        22
  Statement of Assets and Liabilities.................................        24
  Statement of Operations.............................................        24
  Statements of Changes in Net Assets.................................        25
  Financial Highlights................................................        26
NOTES TO FINANCIAL STATEMENTS.........................................        27
DIRECTORS AND OFFICERS................................................        32

BNY HAMILTON LARGE CAP GROWTH CRT FUND

AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING THE FIRST HALF OF 2000?

A. As the economy continued to grow at a rapid pace during the first six months of 2000, signs of a potential inflation threat, including higher energy costs and rising wages, prompted the Federal Reserve to raise interest rates three times--twice during the first quarter and once during the second. The rate hikes, which totaled 1%, led to heightened market volatility. After reaching a peak at the end of the first quarter, equity prices declined sharply through the second quarter of the year. Stocks that had soared to excessive levels during the market's winter run-up experienced significant fallout, with the technology sector hardest hit.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund closed the first half of 2000 with performance well above its peer group and significantly ahead of its benchmarks. With a total return of 16.55% for Institutional Class Shares(1) for the six month period ended June 30, 2000, the Fund compared very favorably with the Lipper Growth and Income Fund Index(2) and the S&P 500 Index(3), which returned -0.87% and -0.42%, respectively, for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Stock selection was a major contributor to the Fund's performance, particularly as the markets encountered significant volatility through the second quarter of the year. Nine of the Fund's ten largest holdings outperformed the S&P 500 Index over the period. The Fund's technology exposure, which was focused in computer software and systems, semiconductors and telecommunications equipment, avoided most of the Internet disasters of the second quarter. Our exposure to health care, energy and financial sector investments also boosted Fund performance significantly.

Q. WHICH STOCKS PERFORMED PARTICULARLY WELL?

A. Four of the Fund's ten largest holdings had returns in excess of 40% for the period. These included Corning, Enron, EMC and Intel. Corning is on the cutting edge of research and development in fiber optic cable, providing part of the broadband pipeline to the Internet and telecom providers. Enron, which many still regard as a natural gas company, is building a global broadband network using its existing interstate gas pipeline as a platform for carrying high speed data. EMC, which is a leading maker of memory storage and retrieval systems for large mainframe computers, expanded its capabilities with a line of innovative products to support Internet-based storage networks. As the demand for high-speed voice and data networks continues to expand, so should the prospects for each of these companies.

   Among the other stocks that performed strongly in the first half were Pfizer, Schlumberger, BestFoods and Disney, each of which contributed returns in excess of 30%.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. After several interest rate increases, we believe the economy has begun to slow to a more moderate and sustainable growth rate. We expect inflation to increase somewhat, but to remain under control. Corporate profits should continue to grow at a healthy pace across a broad array of industries.

   High volatility in the market is likely to continue and returns for 2000 may not be as robust as in recent years. However, we believe that careful stock selection with a focus on companies with sustainable growth prospects should contribute to favorable relative performance. We remain confident that our style of investing will continue to provide superior returns over the long term.

                                                                            TRAILING   TRAILING   TRAILING   AGGREGATE
                                  CURRENT         TRAILING        YEAR        12       3 YEARS    5 YEARS    TOTAL
PERIODS ENDED JUNE 30, 2000        MONTH          3 MONTHS       TO DATE    MONTHS     ANNUALIZED ANNUALIZED RETURN
BNY HAMILTON LARGE CAP GROWTH
CRT FUND (INSTITUTIONAL
SHARES)                                 6.80%            1.76%    16.55%       N/A        N/A        N/A      16.55%
LIPPER GROWTH AND INCOME FUND           -.38%           -2.51%     -.87%      -.63%     11.29%     16.73%      -.87%
S&P 500 INDEX                           2.47%           -2.66%     -.42%      7.25%     19.66%     23.80%      -.42%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Inception date for this Fund was January 3, 2000.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees: Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.

BNY HAMILTON SMALL CAP GROWTH CRT FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL CAP STOCKS IN THE FIRST SIX MONTHS OF 2000?

A. Structurally, the first half of 2000 was very similar to the first half of 1999. During the first quarter, stronger than expected fundamentals set the stage for out-performance by growth-oriented small cap stocks, as investors showed a willingness to buy companies able to generate steady top line and earnings growth. Investors flip-flopped in the second quarter of this year, just as they did in 1999. This time, however, inflationary concerns consumed the market as the Federal Reserve implemented a series of interest rate hikes. Although the company specific fundamentals that delivered such good news in the first quarter still seemed to be intact, most market indexes were off in April and May as investors worried the dramatic credit tightening would stall the economic expansion. During this period of increasing volatility, the market broadened away from growth-oriented issues, especially small cap stocks. By the end of the second quarter, these issues rallied again, as investors began to gain confidence that the Fed was near the end of its tightening cycle.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed extremely well against this backdrop, returning 21.10% for Institutional Class Shares(1) for the six month period ended June 30, 2000. In comparison, the Russell 2000 Index(2) and the Lipper Small-Cap Fund Index(3) returned 3.03% and 4.58%, respectively, for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG OUTPERFORMANCE?

A. While volatility is an unsettling part of investing, we continue to take steps to mitigate its impact on overall Fund performance. The Fund's bottom-up stock selection strategy focuses on small companies that are growing faster than their peers and whose long-term growth rate we believe is underestimated. This emphasis on what we call "mini-gorillas"--companies that are best-in-their-niche and offer predictable, sustainable earnings growth--helped us to identify attractive portfolio holdings with good appreciation potential, despite the shift in sentiment from growth to value, and then back to growth. It also helped us to significantly outperform our peer group.

   The Fund continued to emphasize the technology, consumer, and healthcare sectors, because we believe these areas exhibit the best secular relative earnings strength. We maintained our overweighting in the energy sector during the period, as recent quarterly earnings reports indicate a cyclical recovery is in place for at least the next two years.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING SECTORS DURING THE PERIOD?

A. The healthcare, energy, and technology sectors enjoyed the best relative earnings strength during the first six months of the year. In healthcare, our focus on biotechnology companies with new product cycles and proven distribution capabilities paid off as many of these stocks posted triple digit returns in the first half of 2000. As deregulation continued in the energy sector, our exposure to North American natural gas plays also proved beneficial. Finally, our technology picks remained focused on communications-oriented companies and other companies that provide the essential infrastructure needed to thrive in this increasingly digital-wireless-data environment.

Q. WHAT DO YOU FORESEE FOR THE REST OF THE YEAR?

A. Looking ahead, we continue to see enormous opportunity in the small cap market. The transition to a digital-wireless-data world is still in its infancy and investors are only just beginning to recognize the power of this trend. However, as businesses adapt to new best practices by deploying the technological infrastructure our small cap firms provide, the transition will not always be smooth. The stock market environment during the first half of 2000 demonstrated that as this transformation in the economy unfolds, it will bring both opportunity and risk. By increasing our diversification, we believe we are well positioned to minimize volatility in the Fund and to take advantage of the opportunities we see for well-positioned companies in a digital-wireless-data world.

                                                                      TRAILING   TRAILING   TRAILING   AGGREGATE
                               CURRENT      TRAILING        YEAR        12       3 YEARS    5 YEARS    TOTAL
PERIODS ENDED JUNE 30, 2000    MONTH        3 MONTHS       TO DATE    MONTHS     ANNUALIZED ANNUALIZED RETURN
BNY HAMILTON SMALL CAP GROWTH
CRT FUND (INSTITUTIONAL
SHARES)                         19.90%            -2.65%    21.10%       N/A        N/A        N/A      21.10%
LIPPER SMALL CAP FUND INDEX     12.97%            -5.95%     4.58%     35.27%     16.78%     17.10%      4.58%
RUSSELL 2000 INDEX               8.72%            -3.78%     3.03%     14.33%     10.57%     14.26%      3.03%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the Total Return and the Average Annual Return would have been lower. Inception date for this Fund was January 3, 2000.
(2) The Russell 2000 Index is considered representative of the broad U.S. market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

BNY HAMILTON INTERNATIONAL EQUITY CRT FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS DURING THE FIRST HALF OF 2000?

A. During the first six months of the year, international stock markets mirrored the general performance of the U.S. markets. After a strong beginning to the year, when growth stocks staged a powerful rally, markets corrected sharply in March and April, as concerns about rising interest rates and inflation in the U.S. fueled significant market volatility and sparked a powerful technology stock sell-off worldwide. Against this backdrop, economic growth in Europe strengthened during this period, despite weakness in the euro and a series of interest rate hikes imposed by the European Central Bank, which sought to contain inflation below 2%--the European Union's self-imposed limit. Corporate restructuring and merger and acquisition activity continued at a record-breaking pace, which should improve the outlook for corporate profits and provide positive news for European markets going forward.

   Despite many signs of improvement, the long-awaited economic upturn in Japan failed to take a firm hold during the first half of 2000. A growing budget deficit and a lackluster economy held back most equities, as investors shied away from technology stocks on fears that valuations were too high and profit expectations would not be met. Elsewhere in Asia and in Latin America, markets fared better as economies improved and structural reforms were implemented.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the six-month period ended June 30, 2000, the Fund returned -4.90% for Institutional Class Shares.(1) For the same period, the Lipper International Fund Index(2) returned -4.11%, and the MSCI EAFE Index(3) returned -3.95%.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund's overweighting in the technology sector hampered performance during the first six months of the year, as telecommunications and Internet companies fell sharply out of favor in markets around the world. The Fund's overweight in Japan also hurt its performance relative to its benchmark. After last year's strong gains, Japan experienced a dramatic sell off in the technology sector. Weakness in the euro also put a drag on the Fund's results, lowering the performance of the Fund's European holdings in dollar terms.

   On a positive note, several of the Fund's holdings contributed favorably to performance during the period. French telecommunications equipment manufacturer Alcatel, the ninth largest holding in the Fund, was up 50.7% for the first half of the year. Nokia, the Finnish mobile handset manufacturer and the second largest holding in the Fund, continued to be a winner. The stock was up 18.8% for the period.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. We trimmed our weighting in Europe and Asia slightly during the first half of the year and increased the Fund's exposure to Japan. This was based on the attractive valuations and considerable long-term growth potential we believe is evident there. Capital spending, particularly for technology, and corporate profits are gaining strength, as deregulation and restructuring efforts have already yielded an increase in direct foreign investment.

   On a sector basis, the Fund continued to be overweighted in telecommunications services, underweighted in consumer goods, and neutral in the energy and financial services sectors.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Despite market volatility, we remain positive about the outlook for non-U.S. stocks and expect further economic recovery to boost international markets in the months ahead. European economic activity continues to accelerate through much of the region and inflation remains low. This should improve the outlook for corporate earnings growth, as should continued deregulation and corporate restructuring. However, the threat of continued volatility will necessitate careful monitoring of our positions in the months ahead.

   We continue to be optimistic about the long-term outlook for Japan. Rising employment, healthy consumer spending and further restructuring should lead to continued improvement in the Japanese market. However, we are increasingly concerned about the short-term outlook as the Bank of Japan becomes more inclined to move away from its zero interest rate policy. As a result, we are trimming our Japanese positions back to market weight for the immediate future. We intend to increase the Fund's weighting in Europe accordingly.

                                                                           TRAILING   TRAILING   TRAILING     AGGREGATE
                               CURRENT      TRAILING           YEAR          12       3 YEARS    5 YEARS        TOTAL
PERIOD ENDED JUNE 30, 2000     MONTH        3 MONTHS         TO DATE       MONTHS     ANNUALIZED ANNUALIZED    RETURN
BNY HAMILTON INT'L EQUITY CRT
FUND (INSTITUTIONAL SHARES)      2.48%            -7.49%          -4.90%      N/A%       N/A%       N/A%            -4.90%
LIPPER INTERNATIONAL FUND
INDEX                            4.63%            -4.70%          -4.11%    23.63%     11.91%     14.43%            -4.11%
MSCI EAFE INDEX                  3.93%            -3.90%          -3.95%    17.46%     10.48%     11.63%            -3.95%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

*    International investing involves increased risk and volatility
(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Inception date for this Fund was January 3, 2000.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS--92.6%
            BEVERAGES, FOOD AND TOBACCO--3.6%
   4,000    Bestfoods...............................  $    277,000
   3,625    Coca-Cola Co............................       208,211
                                                      ------------
                                                           485,211
                                                      ------------
            BIOSCIENCES--3.0%
   1,700    Amgen, Inc.*............................       119,425
   1,725    Biogen, Inc.*...........................       111,262
   1,025    Genentech, Inc.*........................       176,300
                                                      ------------
                                                           406,987
                                                      ------------
            CHEMICALS--1.4%
   4,300    duPont (E.I.) de
            Nemours & Co............................       188,125
                                                      ------------
            COMMUNICATIONS EQUIPMENT AND SYSTEMS--2.6%
   7,050    Nokia Corp. ADR.........................       352,059
                                                      ------------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.8%
   3,275    Time Warner, Inc........................       248,900
                                                      ------------
            COMPUTER SERVICES--0.6%
   1,400    America Online, Inc.*...................        73,850
                                                      ------------
            COMPUTERS--MICRO--3.3%
   4,900    Sun Microsystems, Inc.*.................       445,594
                                                      ------------
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--12.3%
   6,950    Cisco Systems, Inc.*....................       441,759
   6,700    EMC Corp.*..............................       515,481
   6,650    Metromedia Fiber Network, Inc.*.........       263,922
   5,400    Microsoft Corp.*........................       432,000
                                                      ------------
                                                         1,653,162
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            CONGLOMERATES--3.0%
   7,625    General Electric Co.....................  $    404,125
                                                      ------------
            CONTAINERS AND PACKAGING--2.1%
   5,400    Sealed Air Corp.*.......................       282,825
                                                      ------------
            ELECTRONIC EQUIPMENT AND COMPONENTS--6.0%
   3,550    Applied Materials, Inc.*................       321,719
   3,600    Intel Corp..............................       481,275
                                                      ------------
                                                           802,994
                                                      ------------
            FINANCIAL SERVICES--9.1%
   7,837    Charles Schwab Corp. (The)..............       263,519
   6,025    Citigroup, Inc..........................       363,006
   4,950    Fannie Mae..............................       258,328
   4,175    Morgan Stanley Dean
            Witter & Co.............................       347,569
                                                      ------------
                                                         1,232,422
                                                      ------------
            HEALTH CARE PRODUCTS AND
            SERVICES--4.6%
   3,375    Johnson & Johnson.......................       343,828
   5,625    Medtronic, Inc..........................       280,195
                                                      ------------
                                                           624,023
                                                      ------------
            HOUSEHOLD AND PERSONAL CARE PRODUCTS--4.1%
   4,000    Colgate-Palmolive Co....................       239,500
   2,600    Gillette Co.............................        90,837
   4,000    Procter & Gamble Co.....................       229,000
                                                      ------------
                                                           559,337
                                                      ------------
            INSURANCE--3.0%
   3,450    American International Group, Inc.......       405,375
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            OIL & GAS--6.4%
   3,000    BP Amoco PLC ADR........................  $    169,687
   4,350    Exxon Mobil Corp........................       341,475
   4,750    Schlumberger Ltd........................       354,469
                                                      ------------
                                                           865,631
                                                      ------------
            PHARMACEUTICALS--6.7%
   5,000    Bristol-Myers Squibb Co.................       291,250
   2,825    Merck & Co., Inc........................       216,466
   8,150    Pfizer, Inc.............................       391,200
                                                      ------------
                                                           898,916
                                                      ------------
            REAL ESTATE INVESTMENT TRUSTS--1.0%
   6,000    Duke-Weeks Realty Corp..................       134,250
                                                      ------------
            RESORTS & ENTERTAINMENT--1.8%
   6,225    Walt Disney Co. (The)...................       241,608
                                                      ------------
            TELECOMMUNICATIONS--13.2%
   1,850    Corning, Inc............................       499,269
   4,400    Global Crossing Ltd.*...................       115,775
   5,300    Lucent Technologies, Inc................       314,025
   5,300    NEXTLINK Communications, Inc.,
            Class A*................................       201,069
   4,550    Nortel Networks Corp....................       310,538
   7,500    WorldCom, Inc.*.........................       344,063
                                                      ------------
                                                         1,784,739
                                                      ------------
            UTILITIES--GAS & ELECTRIC--3.0%
   6,300    Enron Corp..............................       406,350
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $11,010,082)......................    12,496,483
                                                      ------------

PRINCIPAL
 AMOUNT                                                  VALUE
---------                                             ------------
            MONEY MARKET FUND--7.2%
$368,977    ACM Institutional Reserves (Government
            Portfolio), 6.31%(a)....................  $    368,977
 604,409    ACM Institutional Reserves (Prime
            Portfolio), 6.52%(a)....................       604,409
                                                      ------------
            TOTAL MONEY MARKET FUND
            (Cost $973,386).........................       973,386
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $11,983,468)(b)--99.8%............    13,469,869
            Other assets less
            liabilities--0.2%.......................        26,161
                                                      ------------
            NET ASSETS--100.0%......................  $ 13,496,030
                                                      ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $1,486,401 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,862,124 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $375,723.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $11,983,468)..........................................................  $   13,469,869
  Cash..........................................................................               3
  Receivables:
    Due from Advisor............................................................          25,760
    Interest....................................................................           5,402
    Dividends...................................................................           3,804
  Other assets..................................................................          13,902
                                                                                  --------------
    TOTAL ASSETS................................................................      13,518,740
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................          11,933
    Investments purchased.......................................................             405
  Accrued expenses and other liabilities........................................          10,372
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          22,710
                                                                                  --------------
NET ASSETS:.....................................................................  $   13,496,030
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        1,161
  Capital surplus...............................................................      12,008,850
  Overdistributed net investment income.........................................            (370)
  Accumulated net realized loss on investments..................................             (12)
  Net unrealized appreciation on investments....................................       1,486,401
                                                                                  --------------
NET ASSETS......................................................................  $   13,496,030
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   13,496,030
                                                                                  ==============
  Shares outstanding............................................................       1,160,900
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        11.63
                                                                                  ==============
Institutional Shares authorized at @.001 par value..............................     200,000,000

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD JANUARY 3, 2000* THROUGH
                           JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $       30,044
  Dividends (net of foreign withholding taxes of $122)..........................          24,346
                                                                                  --------------
    TOTAL INCOME................................................................          54,390
                                                                                  --------------
EXPENSES:
  Advisory......................................................................          24,596
  Administration................................................................           8,198
  Accounting services...........................................................          29,504
  Transfer agent................................................................           6,120
  Directors.....................................................................           4,264
  Custodian.....................................................................           3,131
  Reports to shareholders.......................................................           3,113
  Audit.........................................................................           1,555
  Insurance.....................................................................           1,483
  Registration and filings......................................................             492
  Cash management...............................................................             293
  Legal.........................................................................             100
  Other.........................................................................             853
                                                                                  --------------
    TOTAL EXPENSES..............................................................          83,702
  Fees waived by the Bank of New York (Note 3)..................................         (50,356)
  Earnings credit adjustment (Note 3)...........................................            (552)
                                                                                  --------------
    NET EXPENSES................................................................          32,794
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................          21,596
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................             (12)
  Net unrealized appreciation on investments....................................       1,486,401
                                                                                  --------------
  Net realized and unrealized gain on investments...............................       1,486,389
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    1,507,985
                                                                                  ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE PERIOD
                                                                                     JANUARY 3, 2000*
                                                                                          THROUGH
                                                                                       JUNE 30, 2000
                                                                                        (UNAUDITED)
                                                                                  -----------------------
OPERATIONS:
  Net investment income.........................................................        $    21,596
  Net realized loss on investments..............................................                (12)
  Increase in unrealized appreciation on investments during the period..........          1,486,401
                                                                                        -----------
    Net increase in net assets resulting from operations........................          1,507,985
                                                                                        -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income..........................................            (21,966)
                                                                                        -----------
                                                                                            (21,966)
                                                                                        -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................         12,331,354
  Proceeds from shares issued on reinvestment of dividends......................              7,965
  Cost of capital stock repurchased.............................................           (329,308)
                                                                                        -----------
    Net increase in net assets resulting from capital stock transactions........         12,010,011
                                                                                        -----------
      INCREASE IN NET ASSETS....................................................         13,496,030
                                                                                        -----------
NET ASSETS:
  Beginning of period...........................................................                  0
                                                                                        -----------
  End of period (includes overdistributed net investment income of $370 at
    June 30, 2000)..............................................................        $13,496,030
                                                                                        ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................          1,190,305
  Shares issued on reinvestment of dividends: Institutional Shares..............                693
  Shares repurchased: Institutional Shares......................................            (30,098)
                                                                                        -----------
    Net increase................................................................          1,160,900
  Shares outstanding, beginning of period.......................................                  0
                                                                                        -----------
  Shares outstanding, end of period.............................................          1,160,900
                                                                                        ===========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                              FOR THE PERIOD
                                             JANUARY 3, 2000*
                                          THROUGH JUNE 30, 2000
                                               (UNAUDITED)
                                          ----------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................         $ 10.00
                                                 -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................            0.03
Net realized and unrealized gain on
  investments...........................            1.62
                                                 -------
  Total from investment operations......            1.65
                                                 -------
DIVIDENDS
Dividends from net investment income....           (0.02)
                                                 -------
Net asset value at end of period........         $ 11.63
                                                 -------
TOTAL RETURN:...........................           16.55%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................         $13,496
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................            0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................            2.03%***
  Net investment income net of waiver
    from The Bank of New York...........            0.53%***
Portfolio turnover rate.................               0%

*    COMMENCMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             -----------
            COMMON STOCKS--95.3%
            ADVERTISING AND MARKETING
            SERVICES--0.3%
     500    DoubleClick, Inc.*......................  $    19,062
                                                      -----------
            BANK HOLDING COMPANIES--1.7%
   1,100    Greater Bay Bancorp.....................       51,425
   1,700    UCBH Holdings, Inc......................       45,369
                                                      -----------
                                                           96,794
                                                      -----------
            BANKING--0.7%
     900    Wilmington Trust Corp...................       38,475
                                                      -----------
            BIOSCIENCES--1.7%
   1,200    Aurora Biosciences Corp.*...............       81,825
     100    Human Genome Sciences, Inc.*............       13,337
                                                      -----------
                                                           95,162
                                                      -----------
            BIOTECHNOLOGY--0.8%
     100    Affymetrix, Inc.*.......................       16,512
     100    Incyte Pharmaceuticals, Inc.*...........        8,219
     200    Millennium Pharmaceuticals, Inc.*.......       22,375
                                                      -----------
                                                           47,106
                                                      -----------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.3%
     300    Scholastic Corp.*.......................       18,337
                                                      -----------
            COMPUTER SERVICES--3.4%
     600    Entrust Technologies, Inc.*.............       49,650
   1,800    Network Appliance, Inc.*................      144,900
                                                      -----------
                                                          194,550
                                                      -----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--21.1%
   2,600    Ancor Communications, Inc.*.............  $    92,991
     600    Bluestone Software, Inc.*...............       15,412
     500    BroadVision, Inc.*......................       25,406
   1,200    Commerce One, Inc.*.....................       54,450
     300    Crossroads Systems, Inc.*...............        7,575
     600    Digex, Inc.*............................       40,762
     400    Finisar Corp.*..........................       10,475
   1,300    Informatica Corp.*......................      106,519
     900    Mercury Interactive Corp.*..............       87,075
   1,700    Metromedia Fiber Network, Inc.*.........       67,469
   1,000    Micromuse, Inc.*........................      165,484
   1,300    Netcentives, Inc.*......................       24,212
     900    Newport Corp............................       96,637
     500    Phone.com, Inc.*........................       32,562
     400    RealNetworks, Inc.*.....................       20,225
   1,100    Research in Motion Ltd.*................       49,775
     700    SanDisk Corp.*..........................       42,831
     450    SeaChange International, Inc.*..........       12,994
   1,250    USinternetworking, Inc.*................       25,547
     800    VERITAS Software Corp.*.................       90,412
   1,700    Vitria Technology, Inc.*................      103,912
     600    Xircom, Inc.*...........................       28,500
                                                      -----------
                                                        1,201,225
                                                      -----------
            DATA PROCESSING SYSTEMS--0.4%
     700    MedQuist, Inc.*.........................       23,800
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            EDUCATION--3.1%
   2,700    Apollo Group, Inc., Class A*............  $    75,600
   1,900    DeVry, Inc.*............................       50,231
   3,000    ITT Educational Services, Inc.*.........       52,687
                                                      -----------
                                                          178,518
                                                      -----------
            ELECTRICAL EQUIPMENT--1.0%
     900    Gemstar International
            Group Ltd.*.............................       55,308
                                                      -----------
            ELECTRONIC EQUIPMENT AND COMPONENTS--12.4%
     700    Applied Micro Circuits Corp.*...........       69,125
   2,500    C-COR.net Corp.*........................       67,500
     900    Electro Scientific Industries, Inc.*....       39,628
     600    EMCORE Corp.*...........................       72,000
   1,588    Flextronics International Ltd.*.........      109,076
     300    II-VI, Inc.*............................       14,512
   1,500    Jabil Circuit, Inc.*....................       74,438
     500    Lattice Semiconductor Corp.*............       34,563
     350    Microchip Technology, Inc.*.............       20,393
     800    PLX Technology, Inc.*...................       33,200
     200    QLogic Corp.*...........................       13,213
   1,200    Sawtek, Inc.*...........................       69,075
   1,100    TranSwitch Corp.*.......................       84,906
                                                      -----------
                                                          701,629
                                                      -----------
            ELECTRONICS--0.5%
     150    PMC - Sierra, Inc.*.....................       26,653
                                                      -----------
            FINANCIAL SERVICES--0.3%
     500    Bank United Corp., Class A..............       17,594
                                                      -----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            FOOD WHOLESALING--0.5%
     800    Dean Foods Co...........................  $    25,350
                                                      -----------
            HEALTH & MEDICAL FACILITIES--0.5%
     400    Quest Diagnostics, Inc.*................       29,900
                                                      -----------
            HUMAN RESOURCES--1.0%
   1,800    Korn/Ferry International*...............       57,038
                                                      -----------
            INVESTMENT MANAGEMENT--1.1%
     500    Legg Mason, Inc.........................       25,000
   1,200    Waddell & Reed Financial, Inc...........       39,375
                                                      -----------
                                                           64,375
                                                      -----------
            MANUFACTURING--4.9%
     900    Kulicke & Soffa Industries,
            Inc.*...................................       53,438
     400    Maverick Tube Corp.*....................       11,650
   2,700    Scotts Co. (The), Class A*..............       98,550
     900    Waters Corp.*...........................      112,331
                                                      -----------
                                                          275,969
                                                      -----------
            MEDIA--3.5%
   1,050    Emmis Communications Corp., Class A*....       43,444
     600    Hispanic Broadcasting Corp.*............       19,875
   1,800    Radio One, Inc.*........................       53,213
   3,600    Radio One, Inc., Class D*...............       79,425
                                                      -----------
                                                          195,957
                                                      -----------
            MEDICAL CARE AND PRODUCTS--4.0%
   2,700    Celgene Corp.*..........................      158,963
   1,100    Cephalon, Inc.*.........................       65,863
                                                      -----------
                                                          224,826
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            MEDICAL INSTRUMENTS--0.2%
     400    ORATEC Interventions, Inc.*.............  $    13,350
                                                      -----------
            OIL & GAS--3.6%
     250    BJ Services Co.*........................       15,625
   6,700    Grey Wolf, Inc.*........................       33,500
   1,000    Newfield Exploration Co.*...............       39,125
   1,200    Patterson Energy, Inc.*.................       34,200
   1,200    Stolt Offshore SA*......................       16,950
   1,100    Stone Energy Corp.*.....................       65,725
                                                      -----------
                                                          205,125
                                                      -----------
            OIL FIELD SERVICES & EQUIPMENT--4.8%
   1,300    Cal Dive International, Inc.*...........       70,444
     600    Core Laboratories NV*...................       17,400
   1,600    National-Oilwell, Inc.*.................       52,600
   2,400    Precision Drilling Corp.*...............       92,700
   2,200    Superior Energy Services, Inc.*.........       22,825
     800    Varco International, Inc.*..............       18,600
                                                      -----------
                                                          274,569
                                                      -----------
            PHARMACEUTICALS--8.6%
   1,200    Alkermes, Inc.*.........................       56,550
     800    Alpharma, Inc., Class A.................       49,800
   1,000    Andrx Corp.*............................       63,922
   1,150    Jones Pharma, Inc.......................       45,928
   1,200    MedImmune, Inc.*........................       88,800
   1,000    Sepracor, Inc.*.........................      120,625
   1,200    Shire Pharmaceuticals Group PLC ADR*....       62,250
                                                      -----------
                                                          487,875
                                                      -----------
            PUBLISHING--0.3%
     300    Houghton Mifflin Co.....................       14,006
                                                      -----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            RECORDS STORAGE--0.7%
   1,200    Iron Mountain, Inc.*....................  $    40,800
                                                      -----------
            RETAIL--SPECIALTY STORES--1.8%
   1,100    Duane Reade, Inc.*......................       28,325
     400    Tiffany & Co............................       27,000
   1,500    Williams-Sonoma, Inc.*..................       48,656
                                                      -----------
                                                          103,981
                                                      -----------
            RETAILING--2.6%
   1,300    BJ's Wholesale Club, Inc.*..............       42,900
   2,100    Linens 'n Things, Inc.*.................       56,963
     900    The Children's Place Retail Stores,
            Inc.*...................................       18,450
   1,200    The Men's Wearhouse, Inc.*..............       26,775
                                                      -----------
                                                          145,088
                                                      -----------
            TELECOMMUNICATIONS--9.3%
   1,300    Clearnet Communications, Inc., Class
            A*......................................       36,095
     900    Digital Lightwave, Inc.*................       90,450
     500    Efficient Networks, Inc.*...............       36,781
   2,800    Motient Corp.*..........................       43,925
     350    Next Level Communications, Inc.*........       30,013
   1,415    NEXTLINK Communications, Inc., Class
            A*......................................       53,682
   1,000    Packeteer, Inc.*........................       29,125
     500    Powertel, Inc.*.........................       35,469
   1,000    Telaxis Communications Corp.*...........       31,250
     800    VoiceStream Wireless Corp.*.............       93,038
     900    Western Wireless Corp., Class A*........       49,050
                                                      -----------
                                                          528,878
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            TRANSPORTATION--0.2%
     300    Swift Transportation Co., Inc.*.........  $     4,200
     800    Werner Enterprises, Inc.................        9,250
                                                      -----------
                                                           13,450
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $4,665,971).......................    5,414,750
                                                      -----------

PRINCIPAL
 AMOUNT
---------
            MONEY MARKET FUND--3.6%
$206,370    ACM Institutional Reserves (Prime
            Portfolio), 6.52%(a)
            (Cost $206,370).........................      206,370
                                                      -----------
            TOTAL INVESTMENTS
            (Cost $4,872,341)(b)--98.9%.............    5,621,120
            Other assets less liabilities--1.1%.....       64,500
                                                      -----------
            NET ASSETS--100.0%......................  $ 5,685,620
                                                      ===========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED APPRECIATION WAS $748,779 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,157,915 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $409,136.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $4,872,341)...........................................................  $    5,621,120
  Cash..........................................................................              22
  Receivables:
    Investments sold............................................................          32,079
    Due from Advisor............................................................          14,166
    Interest....................................................................             782
    Dividends...................................................................             377
  Other assets..................................................................          34,679
                                                                                  --------------
    TOTAL ASSETS................................................................       5,703,225
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................          10,066
  Accrued expenses and other liabilities........................................           7,539
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          17,605
                                                                                  --------------
NET ASSETS:.....................................................................  $    5,685,620
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $          469
  Capital surplus...............................................................       4,953,516
  Accumulated net investment loss...............................................          (2,873)
  Accumulated net realized loss on investments..................................         (14,271)
  Net unrealized appreciation on investments....................................         748,779
                                                                                  --------------
NET ASSETS......................................................................  $    5,685,620
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $    5,685,620
                                                                                  ==============
  Shares outstanding............................................................         469,376
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        12.11
                                                                                  ==============
Institutional Shares authorized at @.001 par value..............................     200,000,000

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD JANUARY 3, 2000* THROUGH
                           JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $       14,744
  Dividends.....................................................................           1,688
                                                                                  --------------
    TOTAL INCOME................................................................          16,432
                                                                                  --------------
EXPENSES:
  Advisory......................................................................          15,082
  Administration................................................................           4,022
  Accounting services...........................................................          29,504
  Transfer agent................................................................           6,186
  Custodian.....................................................................           5,436
  Directors.....................................................................           4,263
  Audit.........................................................................           1,503
  Reports to shareholders.......................................................           1,482
  Registration and filings......................................................             492
  Insurance.....................................................................             424
  Cash management...............................................................             235
  Legal.........................................................................              45
  Other.........................................................................             730
                                                                                  --------------
    TOTAL EXPENSES..............................................................          69,404
  Fees waived by the Bank of New York (Note 3)..................................         (49,760)
  Earnings credit adjustment (Note 3)...........................................            (339)
                                                                                  --------------
    NET EXPENSES................................................................          19,305
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................          (2,873)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................         (14,271)
  Increase in unrealized appreciation on investments............................         748,779
                                                                                  --------------
  Net realized and unrealized gain on investments...............................         734,508
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $      731,635
                                                                                  ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE PERIOD
                                                                                     JANUARY 3, 2000*
                                                                                          THROUGH
                                                                                       JUNE 30, 2000
                                                                                        (UNAUDITED)
                                                                                  -----------------------
OPERATIONS:
  Net investment loss...........................................................        $   (2,873)
  Net realized loss on investments..............................................           (14,271)
  Increase in unrealized appreciation on investments during the period..........           748,779
                                                                                        ----------
    Net increase in net assets resulting from operations........................           731,635
                                                                                        ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................         5,167,825
  Cost of capital stock repurchased.............................................          (213,840)
                                                                                        ----------
    Net increase in net assets resulting from capital stock transactions........         4,953,985
                                                                                        ----------
      INCREASE IN NET ASSETS....................................................         5,685,620
NET ASSETS:
  Beginning of period...........................................................                 0
                                                                                        ----------
  End of period (includes accumulated net investment loss of $2,873 at June 30,
    2000).......................................................................        $5,685,620
                                                                                        ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................           488,680
  Shares repurchased: Institutional Shares......................................           (19,304)
                                                                                        ----------
    Net increase................................................................           469,376
  Shares outstanding, beginning of period.......................................                 0
                                                                                        ----------
  Shares outstanding, end of period.............................................           469,376
                                                                                        ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                FOR THE PERIOD
                                               JANUARY 3, 2000*
                                            THROUGH JUNE 30, 2000
                                                 (UNAUDITED)
                                            ----------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................             $10.00
                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................              (0.01)
Net realized and unrealized gain on
  investments...........................               2.12
                                                     ------
  Total from investment operations......               2.11
                                                     ------
Net asset value at end of period........             $12.11
                                                     ======
TOTAL RETURN:...........................              21.10%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................             $5,686
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................               0.96%***
  Expenses, prior to waiver from The
    Bank of New York....................               3.43%***
  Net investment income net of waiver
    from The Bank of New York...........              (0.14)%***
Portfolio turnover rate.................                 15%

*    COMMENCMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             -----------
            COMMON STOCKS--97.5%
            AUSTRALIA--1.7%
   2,700    Lend Lease Corp. Ltd....................  $    34,541
   1,000    Macquarie Bank Ltd......................       15,658
                                                      -----------
                                                           50,199
                                                      -----------
            BELGIUM--0.6%
     555    Fortis (B)..............................       16,214
                                                      -----------
            DENMARK--0.1%
      30    Tele Danmark AS.........................        2,028
                                                      -----------
            FINLAND--4.3%
   1,760    Nokia Oyj...............................       90,168
   1,711    Nordic Baltic Holding AB FDR............       12,497
     390    Sonera Oyj..............................       17,850
     178    Tietoenator Oyj.........................        5,963
                                                      -----------
                                                          126,478
                                                      -----------
            FRANCE--14.2%
     550    Alcatel.................................       36,217
      62    Atos SA*................................        5,824
     225    Aventis SA..............................       16,487
     130    Axa.....................................       20,560
     129    Banque Nationale de Paris...............       12,464
      26    Bouygues SA.............................       17,445
      45    Canal Plus..............................        7,591
     312    Carrefour Supermarche SA................       21,412
      80    Compagnie de Saint-Gobain...............       10,858
     270    Credit Lyonnais SA......................       12,888
     190    France Telecom SA.......................       26,662
       5    L'Oreal SA..............................        4,347
      86    Legrand SA..............................       19,371
      30    LVMH (Louis Vuitton Moet Hennessy)......       12,419
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
      90    Pinault-Printemps-Redoute SA............  $    20,074
      63    PSA Peugeot Citroen.....................       12,693
     147    Rexel SA................................       11,342
     221    Schneider Electric SA...................       15,463
     258    STMicroelectronics NV...................       16,321
      58    Suez Lyonnaise des Eaux SA..............       10,201
     328    Total Fina Elf, B Shares................       50,491
     377    Valeo SA................................       20,236
     391    Vivendi SA..............................       34,648
                                                      -----------
                                                          416,014
                                                      -----------
            GERMANY--6.7%
     106    Allianz AG..............................       37,826
     549    BASF AG.................................       22,364
     306    Bayerische Hypo - und Vereinsbank AG....       20,091
     982    Bayerische Motoren Werke (BMW) AG.......       29,790
     138    SAP AG..................................       25,899
     314    Siemens AG..............................       47,192
     241    Veba AG.................................       11,665
                                                      -----------
                                                          194,827
                                                      -----------
            HONG KONG--2.4%
   1,000    Cheung Kong (Holdings) Ltd..............       11,064
   2,000    China Mobile (Hong Kong) Ltd.*..........       17,639
   1,200    HSBC Holdings PLC.......................       13,701
   2,100    Hutchison Whampoa Ltd...................       26,400
                                                      -----------
                                                           68,804
                                                      -----------
            IRELAND--0.6%
     868    CRH PLC.................................       15,766
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            ITALY--3.8%
   1,245    ENI SpA.................................  $     7,220
   1,450    San Paolo - IMI SpA.....................       25,837
   3,875    Telecom Italia Mobile SpA...............       39,742
   2,815    Telecom Italia SpA......................       38,854
                                                      -----------
                                                          111,653
                                                      -----------
            JAPAN--26.4%
   1,000    Canon, Inc..............................       49,903
   2,000    Daiwa Securities Group, Inc.............       26,464
     300    FamilyMart Co. Ltd......................       11,568
     300    Fanuc Ltd...............................       30,594
     100    Fast Retailing Co. Ltd..................       41,964
   1,000    Fujitsu Ltd.............................       34,686
   2,000    Industrial Bank of Japan Ltd............       15,198
   1,000    KAO Corp................................       30,622
     400    Konami Co. Ltd..........................       25,330
     200    Mabuchi Motor Co. Ltd...................       25,897
   3,000    Mitusi & Co. Ltd........................       22,967
   9,000    Nippon Steel Corp.......................       18,969
       2    Nippon Telegraph & Telephone Corp.......       26,653
   1,000    Nitto Denko Corp........................       38,656
   1,000    Nomura Securities Co. Ltd...............       24,526
       1    NTT Data Corp...........................       10,302
       1    NTT DoCoMo, Inc.........................       27,125
     100    Rohm Co. Ltd............................       29,299
   2,000    Sakura Bank Ltd.........................       13,856
   1,000    Shin-Etsu Chemical Co. Ltd..............       50,848
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     400    Sony Corp...............................  $    37,427
   1,000    Takeda Chemical Industries Ltd..........       65,781
   1,000    Tokyo Broadcasting System, Inc..........       43,287
   1,000    Toyota Motor Corp.......................       45,650
   1,000    Yamato Transport Co. Ltd................       24,904
                                                      -----------
                                                          772,476
                                                      -----------
            NETHERLANDS--9.3%
     400    Aegon NV................................       14,289
     678    Akzo Nobel NV...........................       28,919
     588    CMG PLC.................................        8,341
     564    Fortis (NL) NV..........................       16,483
     705    Getronics NV............................       10,913
     337    ING Groep NV............................       22,869
     440    KPN NV..................................       19,758
     300    Numico NV...............................       14,291
     400    Philips Electronics NV..................       18,940
   1,184    Royal Dutch Petroleum Co................       73,879
     150    Unilever NV.............................        6,908
     430    VNU NV..................................       22,297
     520    Wolters Kluwer NV.......................       13,906
                                                      -----------
                                                          271,793
                                                      -----------
            SINGAPORE--0.4%
   1,000    DBS Group Holdings Ltd..................       12,840
                                                      -----------
            SPAIN--3.1%
   1,750    Banco Bilbao Vizcaya Argentaria SA*.....       26,251
   2,000    Banco Santander Central Hispano SA......       21,183
     370    Centros Comerciales Pryca SA............        5,316

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
   1,792    Telefonica SA*..........................  $    38,647
                                                      -----------
                                                           91,397
                                                      -----------
            SWEDEN--3.6%
     922    Skandia Forsakrings AB..................       24,493
   4,080    Ericsson AB, B Shares...................       81,172
                                                      -----------
                                                          105,665
                                                      -----------
            SWITZERLAND--4.1%
      33    Adecco SA...............................       28,127
       3    Givaudan*...............................          916
      11    Nestle SA...............................       22,087
      25    Novartis AG.............................       39,727
       3    Roche Holding AG........................       29,297
                                                      -----------
                                                          120,154
                                                      -----------
            UNITED KINGDOM--16.2%
   1,100    Bank of Scotland........................       10,282
     795    Barclays PLC............................       19,737
   5,675    BP PLC..................................       54,465
   3,000    British Telecommunications PLC..........       38,783
     530    Cable & Wireless PLC....................        9,002
     253    COLT Telecom Group PLC*.................        8,406
   1,500    Compass Group PLC.......................       19,789
   4,572    Dixons Group PLC........................       18,617
     211    Energis PLC*............................        7,915
   1,635    Glaxo Wellcome PLC......................       47,644
   1,168    HSBC Holdings PLC.......................       13,367
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
   3,340    Invensys PLC............................  $    12,526
   1,690    Kingfisher PLC..........................       15,350
   2,564    Lloyds TSB Group PLC....................       24,297
     805    Pearson PLC.............................       25,286
     469    SEMA Group PLC..........................        6,596
   1,746    SmithKline Beecham PLC..................       22,942
   2,500    Telewest Communications PLC*............        8,619
   5,000    Tesco PLC...............................       15,535
  23,608    Vodafone AirTouch PLC...................       95,776
                                                      -----------
                                                          474,934
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $2,918,144).......................    2,851,242
                                                      -----------

            TOTAL INVESTMENTS
            (Cost $2,918,144)(a)--97.5%.............     2,851,242
            Other assets less
            liabilities--2.5%.......................        74,583
                                                      ------------
            NET ASSETS--100.0%......................  $  2,925,825
                                                      ============

FDR  FINNISH DEPOSITARY RECEIPT
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2000, NET UNREALIZED DEPRECIATION WAS $66,902 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $203,691 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $270,593.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        INDUSTRY DIVERSIFICATION

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                         % OF
                                                        TOTAL
                                          US$ VALUE   NET ASSETS
                                          ----------  ----------
Automotive..............................  $  78,579         2.7%
Bank Holding Companies..................     39,565         1.4
Banking.................................    213,393         7.3
Banks--Money Center.....................     74,848         2.6
Brokerage Services......................     26,464         0.9
Building Materials......................     57,246         2.0
Chemicals--Diversified..................    102,131         3.5
Computer Services.......................     25,078         0.9
Computers--Software & Peripherals.......    158,679         5.4
Conglomerates...........................     61,048         2.1
Consumer Products.......................     12,419         0.4
Consumer Staples........................      4,347         0.1
Cosmetics and Toiletries................        916         0.0
Electrical Equipment....................     26,805         0.9
Electrical and Electronic Equipment.....     12,526         0.4
Electronic Equipment & Components.......    177,849         6.1
Electronics.............................     38,656         1.3
Energy..................................     50,491         1.7
Financial Services......................     83,364         2.8
Financial Services--Diversified.........     32,697         1.1
Food & Beverages........................     48,784         1.7
Food Products...........................     29,826         1.0
Health Care Products and Services.......     65,781         2.2
Healthcare..............................     22,942         0.8
Human Resources.........................     28,127         1.0
Industrial Distribution.................     22,967         0.8
Insurance...............................     62,319         2.1
Insurance--Health, Life & Multi--Line...     14,289         0.5
Insurance--Multi--Line..................     20,560         0.7
Manufacturing--Miscellaneous............     17,445         0.6
Media...................................     84,783         2.9
Medical Care & Products.................     16,487         0.6
Oil and Gas.............................     92,764         3.2
Oil.....................................     54,465         1.9
Pharmaceuticals.........................     87,371         3.0
Publishing..............................     83,395         2.9
Real Estate Development.................     11,064         0.4
Retail--Department Stores...............     35,424         1.2

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                         % OF
                                                        TOTAL
                                          US$ VALUE   NET ASSETS
                                          ----------  ----------
Retail--Food Stores.....................  $  21,412         0.7%
Retail--General Merchandise.............     11,568         0.4
Retail--Specialty Stores................     47,280         1.6
Retailing...............................     18,617         0.6
Steel...................................     18,969         0.6
Telecommunications......................    546,468        18.7
Telecommunications-Non-U.S..............     17,639         0.6
Transportation Services.................     24,904         0.9
Utilities--Telecommunications...........     17,408         0.6
Utilities--Water........................     40,882         1.4
Water Projects..........................     10,201         0.3
                                          ----------   --------
Total Value of Investments..............  2,851,242        97.5
Other assets less liabilities...........     74,583         2.5
                                          ----------   --------
Net Assets..............................  $2,925,825      100.0%
                                          ==========   ========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2000 (UNAUDITED)

ASSETS:
  Investments at value,
    (Cost $2,918,144)...........................................................  $    2,851,242
  Foreign currency, at value (Cost $1,115)......................................           1,120
  Cash..........................................................................          26,998
  Receivables:
    Due from Advisor............................................................          51,155
    Dividends...................................................................           3,784
  Other assets..................................................................          13,874
                                                                                  --------------
    TOTAL ASSETS................................................................       2,948,173
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................          14,013
  Accrued expenses and other liabilities........................................           8,335
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          22,348
                                                                                  --------------
NET ASSETS:.....................................................................  $    2,925,825
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $          308
  Capital surplus...............................................................       3,073,013
  Undistributed net investment income...........................................           7,048
  Accumulated net realized loss on investments and foreign transactions.........         (87,676)
  Net unrealized depreciation on investments....................................         (66,902)
  Net unrealized appreciation on foreign currency denominated assets and
    liabilities.................................................................              34
                                                                                  --------------
NET ASSETS......................................................................  $    2,925,825
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $    2,925,825
                                                                                  ==============
  Shares outstanding............................................................         307,766
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.51
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD JANUARY 3, 2000* THROUGH
                           JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $2,846)........................  $       19,751
  Interest......................................................................           4,953
                                                                                  --------------
                                                                                          24,704
                                                                                  --------------
EXPENSES:
  Advisory......................................................................          12,301
  Administration................................................................           2,894
  Accounting services...........................................................          38,353
  Transfer agent................................................................           6,120
  Custodian.....................................................................           5,541
  Directors.....................................................................           4,264
  Audit.........................................................................           1,503
  Reports to shareholders.......................................................           1,480
  Registration and filings......................................................             492
  Insurance.....................................................................             425
  Cash Management...............................................................             150
  Legal.........................................................................              45
  Other.........................................................................           1,394
                                                                                  --------------
    TOTAL EXPENSES..............................................................          74,962
  Fees waived by the Bank of New York...........................................         (57,306)
                                                                                  --------------
    NET EXPENSES................................................................          17,656
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................           7,048
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................         (63,220)
    Foreign currency transactions...............................................         (24,456)
                                                                                  --------------
  Net realized loss on investments and foreign currency transactions............         (87,676)
                                                                                  --------------
  Increase (decrease) in unrealized depreciation on:
    Investments.................................................................         (66,902)
    Foreign currency............................................................              34
                                                                                  --------------
  Net unrealized depreciation on investments and foreign currency denominated
    assets and liabilities during the period....................................         (66,868)
                                                                                  --------------
  Net realized and unrealized loss on investments and foreign currency
    transactions................................................................        (154,544)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $     (147,496)
                                                                                  ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE PERIOD
                                                                                     JANUARY 3, 2000*
                                                                                          THROUGH
                                                                                       JUNE 30, 2000
                                                                                        (UNAUDITED)
                                                                                  -----------------------
OPERATIONS:
  Net investment income.........................................................        $    7,048
  Net realized loss on investments and foreign currency transactions............           (87,676)
  Increase in unrealized depreciation on investments and foreign currency
    denominated assets and liabilities during the period........................           (66,868)
                                                                                        ----------
    Net decrease in net assets resulting from operations........................          (147,496)
                                                                                        ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................         3,189,663
  Cost of capital stock repurchased.............................................          (116,342)
                                                                                        ----------
    Increase in net assets resulting from capital stock transactions............         3,073,321
                                                                                        ----------
      INCREASE IN NET ASSETS....................................................         2,925,825
NET ASSETS:
  Beginning of period...........................................................               -0-
                                                                                        ----------
  End of period (includes undistributed net investment income of $7,048 at
    June 30, 2000)..............................................................        $2,925,825
                                                                                        ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................           319,439
  Shares repurchased: Institutional Shares......................................           (11,673)
                                                                                        ----------
    Net increase................................................................           307,766
  Shares outstanding, beginning of period.......................................               -0-
                                                                                        ----------
  Shares outstanding, end of period.............................................           307,766
                                                                                        ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                             FOR THE PERIOD
                                            JANUARY 3, 2000*
                                         THROUGH JUNE 30, 2000
                                              (UNAUDITED)
                                         ----------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $ 10.00
                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.02
Net realized and unrealized loss on
  investments...........................          (0.51)
                                                -------
  Total from investment operations......          (0.49)
                                                -------
Net asset value at end of period........        $  9.51
                                                =======
TOTAL RETURN:...........................          (4.20)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................        $ 2,926
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................           5.18%***
  Net investment income net of waiver
    from The Bank of New York...........           0.49%***
Portfolio turnover rate.................              6%

*    COMMENCMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The BNY Hamilton Equity CRT Funds (the "Funds") consists of three series: BNY Hamilton Large Cap Growth CRT Fund ("Large Cap Growth CRT Fund"), BNY Hamilton Small Cap Growth CRT Fund ("Small Cap Growth CRT Fund"), and BNY Hamilton International Equity CRT Fund ("International Equity CRT Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Each Fund pays dividends and capital gains distributions, if any, at least annually, approximately 10 calendar days before month end.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.
(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth CRT Fund...............           .60%
Small Cap Growth CRT Fund...............           .75%
International Equity CRT Fund...........          .425%

  The International Equity CRT Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity CRT Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.)

acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain of responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth CRT Fund...............           .20%
Small Cap Growth CRT Fund...............           .20%
International Equity CRT Fund...........           .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.
  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the period January 3, 2000 (commencement of operations) through June 30, 2000 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the period January 3, 2000 (commencement of operations) through June 30, 2000, the International Equity CRT Fund did not earn any such monies.

  Since inception, the Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............     .80%
Small Cap Growth CRT Fund...............     .96%
International Equity CRT Fund...........    1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. PORTFOLIO SECURITIES

  For the period January 3, 2000 (commencement of operations) through June 30, 2000, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                          LARGE CAP GROWTH
                                                              CRT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    11,010,094             --

                                                          SMALL CAP GROWTH
                                                              CRT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     5,305,671        625,429

                                                        INTERNATIONAL EQUITY
                                                              CRT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     3,156,256        174,893

5. GEOGRAPHIC CONCENTRATION

  The International Equity CRT Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity CRT Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      William J. Tomko, Chief Executive Officer
      Mark A. Dillon, President
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer and Principal Accounting Officer
      Lisa M. Hurley, Secretary
      Alaina Metz, Assistant Secretary
      Manderly Rush, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISER.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

                  BNY

               HAMILTON

                 FUNDS

     INVEST WITH A TRUSTED LEADER

      90 Park Avenue, 10th Floor
         New York, NY 10016


                                        08/00 BNY-0193